As filed with the U.S. Securities and Exchange Commission on April 26, 2011

Registration No. 333-152408

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

SEC File No 811-8329

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST EFFECTIVE AMENDMENT NO. 5	☒

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 40	☒

John Hancock Life Insurance Company of

New York Separate Account B

(Exact Name of Registrant)

John Hancock Life Insurance Company of

New York

(Name of Depositor)

197 Clarendon Street

Boston, MA 02116

(Complete address of depositor’s principal executive offices)

Depositor’s Telephone Number: 617-572-6000

JAMES C. HOODLET, ESQ.

John Hancock Life Insurance Company of New York

U.S. INSURANCE LAW

JOHN HANCOCK PLACE

BOSTON, MA 02117

(Name and complete address of agent for service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 2, 2011 pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a) (1) of Rule 485
☐	on (date) pursuant to paragraph (a) (1) of Rule 485

If appropriate check the following box

☐	this post-effective amendment designates a new effective date for a previously filed amendment

Pursuant to the provisions of Rule 24f-2, Registrant has registered an indefinite amount of the securities under the Securities Act of 1933.

Prospectus dated May 2, 2011

for interests in

Separate Account B

Interests are made available under

CORPORATE VUL

a flexible premium variable universal life insurance policy

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
(“John Hancock NY”)

The policy provides a fixed account option with fixed rates of return declared by John Hancock NY and the following investment accounts:

500 Index B
Active Bond
All Cap Core
All Cap Value
Alpha Opportunities
American Asset Allocation
American Blue Chip Income and Growth
American Bond
American Fundamental Holdings
American Global Diversification
American Global Growth
American Global Small Capitalization
American Growth
American Growth-Income
American High-Income Bond
American International
American New World
Balanced
Blue Chip Growth
Capital Appreciation
Capital Appreciation Value
Core Allocation Plus
Core Bond
Core Diversified Growth & Income
Core Strategy
Disciplined Diversification
Emerging Markets Value
Equity-Income
Financial Services
Franklin Templeton Founding Allocation
Fundamental Value
Global
Global Bond
Health Sciences
High Yield
International Core
International Equity Index A
International Equity Index B
International Opportunities
International Small Company
International Value
Investment Quality Bond
Large Cap
Lifestyle Aggressive
Lifestyle Balanced
Lifestyle Conservative
Lifestyle Growth
Lifestyle Moderate
Mid Cap Index
Mid Cap Stock
Mid Value
Money Market B
Natural Resources
Optimized All Cap
Optimized Value
PIMCO VIT All Asset
Real Estate Securities
Real Return Bond
Science & Technology
Short Term Government Income
Small Cap Growth
Small Cap Index
Small Cap Opportunities
Small Cap Value
Small Company Value
Smaller Company Growth
Strategic Income Opportunities
Total Bond Market B
Total Return
Total Stock Market Index
Ultra Short Term Bond
Utilities
Value

* * * * * * * * * * * *

Please note that the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

GUIDE TO THIS PROSPECTUS

This prospectus is arranged in the following way:

  Starting on the next page is a Table of Contents for this prospectus.
  The section after the Table of Contents is called “Summary of Benefits and Risks.” It contains a summary of the benefits available under the policy and of the principal risks of purchasing the policy. You should read this section before reading any other section of this prospectus.
  Behind the Summary of Benefits and Risks section is a section called “Fee Tables” that describes the fees and expenses you will pay when buying, owning and surrendering the policy.
  Behind the Fee Tables section is a section called “Detailed Information.” This section gives more details about the policy. It may repeat certain information contained in the Summary of Benefits and Risks section in order to put the more detailed information in proper context.
  Finally, on the back cover of this prospectus is information concerning the Statement of Additional Information (the “SAI”) and how the SAI, audited financial statements for John Hancock NY and the Separate Account, personalized illustrations and other information can be obtained.

Prior to making any investment decisions, you should carefully review this product prospectus and all applicable supplements. In addition, you will receive the prospectuses for the underlying funds that we make available as investment options under the policies. The funds’ prospectuses describe the investment objectives, policies and restrictions of, and the risks relating to, investment in the funds. In the case of any of the portfolios that are operated as feeder funds, the prospectus for the corresponding master fund is also provided. If you need to obtain additional copies of any of these documents, please contact your John Hancock NY representative or contact our Service Office at the address and telephone number on the back page of this product prospectus.

2

SUMMARY OF BENEFITS AND RISKS

The nature of the policy

The policy’s primary purpose is to provide lifetime protection against economic loss due to the death of the insured person. The policy is unsuitable as a short-term savings vehicle because of the substantial policy-level charges. We are obligated to pay all amounts promised under the policy. The value of the amount you have invested under the policy may increase or decrease daily based on the investment results of the investment accounts that you choose. The amount we pay to the policy’s beneficiary upon the death of the insured person (we call this the “death benefit”) may be similarly affected. That’s why the policy is referred to as a “variable” life insurance policy. We call the investments you make in the policy “premiums” or “premium payments.” The amount we require as your first premium depends upon the specifics of your policy and the insured person. Except as noted in the “Detailed Information” section of this prospectus, you can make any other premium payments you wish at any time. That’s why the policy is called a “flexible premium” policy.

In your application for the policy you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” The Total Face Amount is comprised of the Base Face Amount and any Supplemental Face Amount you elect based on your individual needs and objectives. Some of these considerations are discussed under “Base Face Amount vs. Supplemental Face Amount” in this prospectus; however, you should discuss your insurance needs and financial objectives with your registered representative before purchasing any life insurance product. You should also consider that the amount of compensation paid to the selling broker-dealer will generally be less if you elect greater portions of Supplemental Face Amount coverage at issue (see “Distribution of policies”).

If the life insurance protection described in this prospectus is provided under a master group policy, the term “policy” as used in this prospectus refers to the certificate we issue and not to the master group policy.

Summary of policy benefits

Death benefit

When the insured person dies, we will pay the death benefit minus any policy debt and unpaid fees and charges. There are two ways of calculating the death benefit (Option 1 and Option 2). You choose which one you want in the application. The two death benefit options are:

  Option 1 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described under “The minimum death benefit” provision in the “Detailed Information” section of this prospectus).
  Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.

Surrender of the policy

You may surrender the policy in full at any time. If you do, we will pay you the policy value less any outstanding policy debt and less any Surrender fee that applies. This is called your “net cash surrender value.” You must return your policy when you request a surrender.

If you have not taken a loan on your policy, the “policy value” of your policy will, on any given date, be equal to:

  the amount you invested,
  plus any gain or minus any loss of the investment experience of the investment options you’ve chosen, minus all charges we deduct, and
  minus all withdrawals you have made.

If you take a loan on your policy, your policy value will be computed somewhat differently (see “Effects of policy loans”). If you surrender your policy in connection with the purchase of a replacement policy, including a replacement intended to qualify as a tax free exchange under section 1035 of the Internal Revenue Code, there may also be a Replacement fee deducted from the net cash surrender value.

4

Withdrawals

After the first policy year, you may make a withdrawal of part of your surrender value. Generally, each withdrawal must be at least $500. Your policy value is automatically reduced by the amount of the withdrawal. A withdrawal may also reduce the Total Face Amount (see “Surrender and withdrawals — Withdrawals”). We reserve the right to refuse a withdrawal if it would reduce the net cash surrender value or the Total Face Amount below certain minimum amounts.

Policy loans

If your policy is in full force and has sufficient policy value, you may borrow from it at any time by completing the appropriate form. Generally, the minimum amount of each loan is $500. The maximum amount you can borrow is determined by a formula as described in your policy. Interest is charged on each loan. You can pay the interest or allow it to become part of the outstanding loan balance. You can repay all or part of a loan at any time. If there is an outstanding loan when the insured person dies, it will be deducted from the death benefit. Policy loans permanently affect the calculation of your policy value, and may also result in adverse tax consequences.

Optional supplementary benefit riders

When you apply for the policy, you can request any of the optional supplementary benefit riders that we make available. Charges for most riders will be deducted monthly from the policy value. Some riders may not be available in combination with other riders or benefits (see “Other policy benefits, rights and limitations —  Optional supplementary benefit riders you can add”).

Investment options

The policy offers a number of investment options, as listed on page 1 of this prospectus. These investment options are subaccounts of Separate Account B (the “Account” or “Separate Account”), a separate account operated by us under New York law. There is also a “fixed account” option that provides a fixed rate of return. The variable investment options have returns that vary depending upon the investment results of underlying portfolios. These options are referred to in this prospectus as “investment accounts.” The fixed account and the investment accounts are sometimes collectively referred to in this prospectus as the “accounts.” The investment accounts cover a broad spectrum of investment styles and strategies. Although the portfolios of the series funds that underlie those investment accounts operate like publicly traded mutual funds, there are important differences between the investment accounts and publicly traded mutual funds. You can transfer money from one investment account to another without tax liability. Moreover, any dividends and capital gains distributed by each underlying portfolio are automatically reinvested and reflected in the portfolio’s value and create no taxable event for you. If and when policy earnings are distributed (generally as a result of a surrender or withdrawal), they will be treated as ordinary income instead of as capital gains. Also, you must keep in mind that you are purchasing an insurance policy and you will be assessed charges at the policy level as well as at the fund level. Such policy level charges, in aggregate, are significant and will reduce the investment performance of your policy.

Summary of policy risks

Lapse risk

If the net cash surrender value is insufficient to pay the charges when due, your policy can terminate (i.e. “lapse”). This can happen because you haven’t paid enough premiums or because the investment performance of the investment accounts you’ve chosen has been poor or because of a combination of both factors. You will be given a “grace period” within which to make additional premium payments to keep the policy in effect. If lapse occurs, you may be given the opportunity to reinstate the policy by making the required premium payments and satisfying certain other conditions.

Since withdrawals reduce your policy value, withdrawals increase the risk of lapse. Policy loans also increase the risk of lapse.

Investment risk

As mentioned above, the investment performance of any investment account may be good or bad. Your policy value will rise or fall based on the investment performance of the investment accounts you’ve chosen. Some investment accounts are riskier than others. These risks (and potential rewards) are discussed in detail in the prospectuses of the underlying portfolios.

5

Transfer risk

There is a risk that you will not be able to transfer your policy value from one investment account to another because of limitations on the dollar amount or frequency of transfers you can make. The limitations on transfers out of the fixed account option are more restrictive than those that apply to transfers out of investment accounts.

Early surrender risk

Depending on the policy value at the time you are considering surrender, there may be little or no surrender value payable to you.

Market timing and disruptive trading risks

The policy is not designed for professional market timers or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among the investment accounts or between the investment accounts and any available fixed account. The policy is also not designed to accommodate trading that results in transfers that are large in relation to the total assets of the underlying portfolio.

Variable investment accounts in variable life insurance products can be a prime target for abusive transfer activity because these products value their investment accounts on a daily basis and allow transfers among investment accounts without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of investment accounts or to make large transfers in reaction to market news or to exploit a perceived pricing inefficiency. Whatever the reason, long-term investors in an investment account can be harmed by large or frequent transfer activity. For example, such activity may expose the investment account’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage the portfolio’s investments in accordance with the portfolio’s investment objectives and policies. This could include causing the portfolio to maintain higher levels of cash than would otherwise be the case, or liquidating investments prematurely. Accordingly, frequent or large transfers may result in dilution with respect to interests held for long-term investment and adversely affect policy owners, beneficiaries and the underlying portfolios.

To discourage market timing and disruptive trading activity, we impose restrictions on transfers (see “Transfers of existing policy value”) and reserve the right to change, suspend or terminate telephone, facsimile and internet transaction privileges (see “How you communicate with us”). In addition, we reserve the right to take other actions at any time to restrict trading, including, but not limited to:

(i) restricting the number of transfers made during a defined period,

(ii) restricting the dollar amount of transfers,

(iii) restricting transfers into and out of certain investment accounts,

(iv) restricting the method used to submit transfers, and

(v) deferring a transfer at any time we are unable to purchase or redeem shares of the underlying portfolio.

We may also impose additional administrative conditions upon, or prohibit a transfer request made by a third party giving instructions on behalf of multiple policies, whether owned by the same owner or different owners. If you engage a third party for asset allocation services, then you may be subject to these transfer restrictions because of the actions of that party in providing those services. We will notify the third party you have engaged if we exercise this right.

While we seek to identify and prevent disruptive trading activity, it may not always be possible to do so. Therefore, no assurance can be given that the restrictions we impose will be successful in preventing all disruptive trading and avoiding harm to long-term investors.

Tax risks

Life insurance death benefits are ordinarily not subject to income tax. Other Federal and state taxes may apply as further discussed below. In general, you will be taxed on the amount of lifetime distributions that exceed the premiums paid under the policy. Any taxable distribution will be treated as ordinary income (rather than as capital gains) for tax purposes.

In order for you to receive the tax benefits extended to life insurance under the Internal Revenue Code, your policy must comply with certain requirements of the Code. We will monitor your policy for compliance with these requirements, but a policy might fail to qualify as life insurance in spite of our monitoring. If this were to occur, you would be subject to income tax on the income credited to your policy for the period of disqualification and all subsequent periods. The tax laws also contain a so-called “7 pay limit” that limits the amount of premium that can be paid in relation to the policy’s death benefit. If

6

the limit is violated, the policy will be treated as a “modified endowment contract,” which can have adverse tax consequences. There are also certain Treasury Department rules referred to as the “investor control rules” that determine whether you would be treated as the “owner” of the assets underlying your policy. If that were determined to be the case, you would be taxed on any income or gains those assets generate. In other words, you would lose the value of the so-called “inside build-up” that is a major benefit of life insurance.

There is a tax risk associated with policy loans. Although no part of a loan is treated as income to you when the loan is made (unless your policy is a “modified endowment contract”), surrender or lapse of the policy would result in the loan being treated as a distribution at the time of lapse or surrender. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans and an insured person of advanced age, you might find yourself having to choose between high premium requirements to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws can vary greatly depending upon the circumstances of each owner or beneficiary. There can also be unfavorable tax consequences on such things as the change of policy ownership or assignment of ownership interests. For these and all the other reasons mentioned above, we recommend you consult with a qualified tax adviser before buying the policy and before exercising certain rights under the policy.

7

FEE TABLES

This section contains five tables that describe all of the fees and expenses that you will pay when buying and owning the policy. In the first three tables, certain entries show the minimum charge, the maximum charge and the charge for a representative insured person. The charges shown in these tables may not be particularly relevant to your current situation. For more information, contact your John Hancock NY representative. Other entries show only the maximum charge we can assess and are labeled as such. Except where necessary to show a rate greater than zero, all rates shown in the tables have been rounded to two decimal places as required by prospectus disclosure rules. Consequently, the actual rates charged may be slightly higher or lower than those shown in the tables.

The first table below describes the fees and expenses that you will pay at the time that you transfer policy value between investment accounts or upon a section 1035 Exchange or replacement of your policy. The table also describes the deferred premium charge. The deferred premium charge is calculated at the end of every policy year in which premiums are paid. The premium charge is then assessed monthly over ten policy years in 120 equal monthly amounts. A portion of the deferred premium charge is used to cover premium taxes. Currently, the premium tax in New York is 0.7% of each premium payment.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum deferred premium charge	Upon making a premium payment (charge deducted monthly over a ten year period beginning in the policy year following the premium payment)(1)	0.13% monthly for ten policy years for each premium payment
Maximum transfer fee	Upon each transfer into or out of an investment account beyond an annual limit of not less than twelve	$25 (currently $0)(2)
Replacement fee(3)	Upon a policy replacement or 1035 Exchange for the first ten policy years
Minimum charge		$3.37 per $1,000 of Total Face Amount
Maximum charge		$37.69 per $1,000 of Total Face Amount
Charge for representative insured person		$12.60 per $1,000 of Total Face Amount
Surrender fee(4)	Upon a withdrawal or surrender of the policy (if such surrender is not subject to a Replacement fee) during the first 7 policy years
Minimum charge		$1.05 per $1,000 of Total Face Amount
Maximum charge		$14.63 per $1,000 of Total Face Amount
Charge for representative insured person		$2.88 per $1,000 of Total Face Amount

(1)	At the end of the first and every policy year thereafter, we calculate a deferred premium charge on the basis of the total of the premiums paid during that policy year, multiplied by a rate not to exceed 0.13% (15% on a cumulative basis). The premium charge is then deducted monthly over ten policy years in 120 equal monthly amounts beginning in the policy year following the premium payment.
(2)	This charge is not currently imposed, but we reserve the right to do so in the policy.
(3)	A Replacement fee is imposed for the first ten policy years if you surrender your policy in connection with the purchase of a replacement policy, including a replacement intended to qualify as a tax free exchange under section 1035 of the Internal Revenue Code. The fee is a percentage of the premiums we receive in the first policy year that do not exceed the Replacement Fee Calculation Limit stated in your policy. The percentage applied is dependent upon the policy year during which the replacement occurs and grades down proportionately at the beginning of each policy month until it reaches zero. The Replacement Fee Calculation Limit varies by issue age, sex and amounts of Base Face Amount and Supplemental Face Amount elected at issue. The maximum rate shown in the table

8

is for a 70 year old male with all Base Face Amount. The minimum rate shown in the table is for a 20 year old female with 10% Base Face Amount and 90% Supplemental Face Amount. The representative insured person referred to in the table is for a 45 year old male with 50% Base Face Amount and 50% Supplemental Face Amount.
(4)	This fee is applicable only to policies issued with the Surrender Fee Endorsement, which we may also refer to as the “Early Termination Fee Endorsement.” The fee deducted will be equal to the percentage shown in your policy multiplied by the lesser of either the sum of premiums paid to date at the time the fee is applied or the Calculation Limit shown in your policy. The Calculation Limit varies by issue age, sex of the insured person and policy duration. The minimum rate shown in the table is for a 20 year old female; the maximum rate is for a 90 year old male; and the rate for the representative insured person referred to in the table is for a 45 year old male. The fees shown in the table are the amounts that would apply to a surrender in the first policy year of the charge period assuming the premiums that have been paid are equal to the Calculation Limit in the first policy year. See “Description of charges at the policy level - Deductions from policy value” or contact your John Hancock representative for more information about whether this fee will be applicable to your policy.

The next two tables describe the charges and expenses that you will pay periodically during the time you own the policy. These tables do not include fees and expenses paid at the portfolio level. The second table is devoted only to optional supplementary rider benefits. For more information about the cost of insurance rates and other charges talk to your John Hancock NY representative.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Cost of insurance charge(1)	Monthly
Minimum charge		$0.04 per $1,000 of NAR	$0.01 per $1,000 of NAR
Maximum charge		$83.33 per $1,000 of NAR	$83.33 per $1,000 of NAR
Charge for representative insured person		$0.22 per $1,000 of NAR	$0.05 per $1,000 of NAR
Base Face Amount charge(2)	Monthly
Minimum charge		$0.09 per $1,000 of Base Face Amount in policy years 1-20	$0.01 per $1,000 of Base Face Amount
Maximum charge		$2.44 per $1,000 of Base Face Amount in policy years 1-20	$1.23 per $1,000 of Base Face Amount
Charge for representative insured person		$0.24 per $1,000 of Base Face Amount in policy years 1-20	$0.04 per $1,000 of Base Face Amount
Administrative charge	Monthly	$15.00	$15.00
Asset-based risk charge(3)	Monthly
Maximum charge		0.14% of policy value	0.00% of policy value
Maximum policy loan interest rate(4)	Accrues daily Payable annually	4.00%	3.75%

(1)The cost of insurance charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the sex of the insured person. The minimum guaranteed and current rates shown in the table are the rates in the first policy year for a policy issued to cover a 20 year old female super preferred underwriting risk. The maximum guaranteed and current rates are the rates in the first policy year for a 90 year old male substandard smoker underwriting risk. This includes the so-called “extra mortality charge.” The representative insured person guaranteed and current rates shown in the table are for a 45 year old male standard non-smoker underwriting risk in the first policy year.

(2)This charge is determined by multiplying the Base Face Amount at issue by the applicable rate. The rates vary by the sex, issue age, and risk classification of the insured person and duration (Policy Year). The minimum guaranteed and current rates shown in the table is for a 20 year old female super preferred underwriting risk in policy year one. The maximum guaranteed and current rates shown in the table is for a 90 year old male standard smoker underwriting risk in policy year 1. The representative insured person guaranteed and current rates shown in the table is for a 45 year old male standard non-smoker underwriting risk in policy year 1.

(3)	This charge only applies to the portion of the policy value held in the investment accounts. The charge determined does not apply to any fixed account. This charge is currently not imposed, but we reserve the right to do so in the policy. The maximum asset-based risk charge varies based on the amount of Base Face Amount and Supplemental Face Amount elected at issue. The maximum guaranteed charge shown in the table is for a policy with 10% Base Face Amount and 90% Supplemental Face Amount at issue. If you elect greater proportions of Supplemental Face Amount coverage at issue, the guaranteed limit upon the asset-based risk charge we provide will be higher. For example, a policy with 50% Base Face Amount and 50% Supplemental Face Amount at issue would have a guaranteed

9

charge of 0.09% of policy value. For a policy with 100% Base Face Amount and 0% Supplemental Face Amount at issue, the guaranteed charge would be 0.03% of policy value. The current charge is the same for all policies, regardless of the percentages of Base Face Amount at issue and Supplemental Face Amount at issue.

(4)4.00% is the maximum effective annual interest rate we can charge and applies only during policy years 1-10. The effective annual interest rate is 3.00% thereafter (although we reserve the right to increase the rate after the tenth policy year to as much as 3.25%. The amount of any loan is transferred from the accounts to a special loan account which earns interest at an effective annual rate of 3.00%. Therefore, the cost of a loan is the difference between the loan interest we charge and the interest we credit to the special loan account.

Rider Charges
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Rate	Current Rate
Change of Life Insured Rider	At exercise of benefit	$250	$250
Overloan Protection Rider (1)	At exercise of benefit
Minimum charge		0.04%	0.04%
Maximum charge		8.00%	8.00%
Return of Premium Death Benefit Rider(2)	Monthly
Minimum charge		$0.04 per $1,000 of NAR	$0.01 per $1,000 per NAR
Maximum charge		$83.33 per $1,000 of NAR	$83.33 per $1,000 of NAR
Charge for representative insured person		$0.22 per $1,000 of NAR	$0.05 per $1,000 of NAR
(1)	The charge for this rider is determined as a percentage of unloaned account value. The rates vary by the attained age of the insured person at the time of exercise. The rates also differ according to the tax qualification test elected at issue. The guaranteed minimum rate for the guideline premium test is 0.04% (currently 0.04%) and the guaranteed maximum rate is 2.50% (currently 2.50%). The guaranteed minimum rate for the cash value accumulation test is 0.04% (currently 0.04%) and the guaranteed maximum rate is 8.00% (currently 8.00%). The minimum rate shown in the table is for an insured person who has reached attained age 120 and the guideline premium test or the cash value accumulation test has been elected. The maximum rate shown is for an insured person who has reached attained age 75 and the cash value accumulation test has been elected.
(2)	The Return of Premium Death Benefit Rider charge is determined by multiplying the amount of insurance for which we are at risk (the net amount at risk or “NAR”) by the applicable cost of insurance rate. The rates vary widely depending upon the length of time the policy has been in effect, the insurance risk characteristics of the insured person and (generally) the sex of the insured person. The minimum guaranteed and current rates shown in the table are the rates in the first policy year for a policy issued to cover a 20 year old female super preferred underwriting risk. The maximum guaranteed and current rates are the rates in the first policy year for a 90 year old male substandard smoker underwriting risk. The minimum current rates shown in the table are the rates in the first policy year for a policy issued to cover a 20 year old female super preferred non-smoker underwriting risk. This includes the so-called “extra mortality charge.” The representative insured person guaranteed and current rates shown in the table are for a 45 year old male standard non-smoker underwriting risk in the first policy year.
10

The next table describes the minimum and maximum portfolio level fees and expenses charged by any of the portfolios underlying a variable investment option offered through this prospectus, expressed as a percentage of average net assets (rounded to two decimal places). These expenses are deducted from portfolio assets.

Total Annual Portfolio Operating Expenses	Minimum	Maximum
Range of expenses, including management fees, distribution and/or service (12b-1) fees, and other expenses[1]	0.49%	2.90%

1Certain of the portfolios’ advisers or subadvisers have contractually agreed to reimburse or waive certain portfolio level expenses. The minimum and maximum expenses shown do not reflect these contractual expense reimbursements or waivers. If such reimbursements or waivers were reflected, the minimum and maximum expenses would be 0.25% and 0.92%, respectively.

The next table describes the fees and expenses for each portfolio underlying a variable investment option offered through this prospectus. None of the portfolios charge a sales load or surrender fee. The fees and expenses do not reflect the fees and expenses of any variable insurance contract or qualified plan that may use the portfolio as its underlying investment medium. Except for the American Asset Allocation, American International, American Global Diversification, American Growth, American Growth-Income, American Blue Chip Income and Growth, American Bond, American Global Growth, American Global Small Capitalization, American High-Income Bond, American New World, American Fundamental Holdings, Core Diversified Growth & Income, and PIMCO VIT All Asset portfolios, all of the portfolios shown in the table are NAV class shares that are not subject to Rule 12b-1 fees. Except as indicated in the footnotes appearing at the end of the table, the expense ratios are based upon the portfolio’s actual expenses for the year ended December 31, 2010.

Portfolio Annual Expenses
(as a percentage of portfolio average net assets, rounded to two decimal places)

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses
500 Index B1	0.47%	0.00%	0.02%	0.00%	0.49%
Active Bond	0.60%	0.00%	0.04%	0.00%	0.64%
All Cap Core	0.78%	0.00%	0.03%	0.01%[2]	0.82%
All Cap Value	0.79%[3]	0.00%	0.05%	0.00%	0.84%
Alpha Opportunities	0.97%[3]	0.00%	0.04%	0.01%[2]	1.02%
American Asset Allocation[4]	0.30%	0.60%	0.03%	0.00%	0.93%
American Blue Chip Income and Growth[4]	0.42%	0.60%	0.06%	0.00%	1.08%
American Bond[4]	0.37%	0.60%	0.03%	0.00%	1.00%
American Fundamental Holdings	0.04%	0.60%	0.03%	0.37%[2]	1.04%
American Global Diversification	0.04%	0.60%	0.03%	0.56%[2]	1.23%
American Global Growth[4,5]	0.53%	0.60%	0.07%	0.00%	1.20%
American Global Small Capitalization[4,5]	0.71%	0.60%	0.10%	0.00%	1.41%
American Growth[4]	0.32%	0.60%	0.04%	0.00%	0.96%
American Growth-Income[4]	0.27%	0.60%	0.04%	0.00%	0.91%
American High-Income Bond[4,5]	0.46%	0.60%	0.08%	0.00%	1.14%
American International[4]	0.49%	0.60%	0.06%	0.00%	1.15%
American New World[4]	0.74%	0.60%	0.12%	0.00%	1.46%
Balanced	0.84%	0.00%	0.13%	0.01%[2]	0.98%
Blue Chip Growth	0.78%[3]	0.00%	0.03%	0.00%	0.81%
Capital Appreciation	0.71%	0.00%	0.03%	0.00%	0.74%
Capital Appreciation Value	0.93%	0.00%	0.04%	0.04%[2]	1.01%
Core Allocation Plus	0.92%	0.00%	0.07%	0.00%	0.99%
Core Bond	0.59%	0.00%	0.04%	0.01%[2]	0.64%
Core Diversified Growth & Income[6]	0.04%	0.35%	2.08%	0.43%[2]	2.90%
Core Strategy	0.05%	0.00%	0.03%	0.49%[2]	0.57%
Disciplined Diversification	0.73%	0.00%	0.14%	0.00%	0.87%
Emerging Markets Value	0.95%	0.00%	0.12%	0.00%	1.07%
11

Portfolio	Management Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses
Equity-Income	0.78%[3]	0.00%	0.03%	0.01%[2]	0.82%
Financial Services	0.82%	0.00%	0.06%	0.00%	0.88%
Franklin Templeton Founding Allocation	0.04%	0.00%	0.03%	0.92%[2]	0.99%
Fundamental Value	0.76%	0.00%	0.04%	0.00%	0.80%
Global[7]	0.81%	0.00%	0.10%	0.00%	0.91%
Global Bond	0.70%	0.00%	0.08%	0.00%	0.78%
Health Sciences	1.05%	0.00%	0.07%	0.00%	1.12%
High Yield	0.66%	0.00%	0.04%	0.00%	0.70%
International Core	0.89%	0.00%	0.13%	0.00%	1.02%
International Equity Index A	0.53%	0.00%	0.04%	0.00%	0.57%
International Equity Index B1	0.54%	0.00%	0.03%	0.00%	0.57%
International Opportunities	0.88%	0.00%	0.08%	0.00%	0.96%
International Small Company	0.95%[3]	0.00%	0.14%	0.00%	1.09%
International Value[7]	0.80%[3]	0.00%	0.13%	0.00%	0.93%
Investment Quality Bond	0.59%	0.00%	0.05%	0.00%	0.64%
Large Cap	0.76%	0.00%	0.03%	0.00%	0.79%
Lifestyle Aggressive	0.04%	0.00%	0.03%	0.86%[2]	0.93%
Lifestyle Balanced	0.04%	0.00%	0.02%	0.70%[2]	0.76%
Lifestyle Conservative	0.04%	0.00%	0.02%	0.66%[2]	0.72%
Lifestyle Growth	0.04%	0.00%	0.02%	0.71%[2]	0.77%
Lifestyle Moderate	0.04%	0.00%	0.02%	0.68%[2]	0.74%
Mid Cap Index	0.47%	0.00%	0.02%	0.02%[2]	0.51%
Mid Cap Stock	0.84%	0.00%	0.04%	0.00%	0.88%
Mid Value	0.95%	0.00%	0.05%	0.02%[2]	1.02%
Money Market B1	0.49%	0.00%	0.04%	0.00%	0.53%
Natural Resources	1.00%	0.00%	0.03%	0.00%	1.03%
Optimized All Cap	0.68%	0.00%	0.03%	0.00%	0.71%
Optimized Value	0.69%	0.00%	0.04%	0.00%	0.73%
PIMCO VIT All Asset[8]	0.43%	0.25%	0.20%	0.66%	1.54%
Real Estate Securities	0.70%	0.00%	0.03%	0.00%	0.73%
Real Return Bond	0.69%	0.00%	0.07%	0.00%	0.76%
Science & Technology	1.05%	0.00%	0.06%	0.02%[2]	1.13%
Short Term Government Income	0.56%	0.00%	0.07%	0.00%	0.63%
Small Cap Growth	1.06%	0.00%	0.04%	0.00%	1.10%
Small Cap Index	0.48%	0.00%	0.02%	0.08%[2]	0.58%
Small Cap Opportunities[7]	1.00%	0.00%	0.05%	0.07%[2]	1.12%
Small Cap Value	1.06%	0.00%	0.04%	0.19%[2]	1.29%
Small Company Value	1.03%	0.00%	0.05%	0.21%[2]	1.29%
Smaller Company Growth[7]	1.06%	0.00%	0.05%	0.00%	1.11%
Strategic Income Opportunities	0.67%[3]	0.00%	0.09%	0.05%[2]	0.81%
Total Bond Market B1	0.47%	0.00%	0.05%	0.00%	0.52%
Total Return	0.68%	0.00%	0.04%	0.00%	0.72%
Total Stock Market Index	0.49%	0.00%	0.03%	0.00%	0.52%
Ultra Short Term Bond[5]	0.55%	0.00%	0.08%	0.00%	0.63%
Utilities	0.83%	0.00%	0.07%	0.00%	0.90%
Value	0.74%	0.00%	0.04%	0.00%	0.78%

1John Hancock Variable Insurance Trust (“JHVIT”) sells shares of these portfolios only to certain variable life insurance and variable annuity separate accounts of ours and our affiliates. Each portfolio is subject to an expense cap pursuant to an agreement between JHVIT

12

and John Hancock Investment Management Services, LLC (the “Adviser”) under which the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the portfolio) in an amount so that the portfolio’s Total Operating Expenses does not exceed its net Total Operating Expenses as shown below. A portfolio’s Total Operating Expenses includes all of its operating expenses including advisory and 12b-1 fees, but excludes taxes, brokerage commissions, interest, short dividends, acquired fund fees, litigation and indemnification expenses and extraordinary expenses of the portfolio not incurred in the ordinary course of the portfolio’s business. Under the agreement, the Adviser’s obligation to provide the expense cap will remain in effect until April 30, 2012 and will terminate after that date only if JHVIT, without the prior written consent of the Adviser, sells shares of the portfolio to (or has shares of the portfolio held by) any person other than the separate accounts and other persons specified in the agreement. The fees shown in the table do not reflect this expense cap. If this expense cap had been reflected, the net Total Operating Expenses for the portfolios would be as indicated below. For more information, please refer to the prospectus for the portfolio.

Portfolio	Total Operating Expenses
500 Index B	0.25%
International Equity Index B	0.34%
Money Market B	0.28%
Total Bond Market B	0.25%

2Acquired Fund Fees and Expenses are based on the indirect net expenses associated with the portfolio’s investment in underlying funds (each an “Acquired Fund”) and are included in the portfolio’s Total Operating Expenses. The Total Operating Expenses shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section of the prospectus for the portfolio, which does not include Acquired Fund Fees and Expenses.

3The Management Fee has been restated to reflect contractual changes to the Advisory Agreement.

4The table reflects the combined fees of the feeder fund and the master fund.

5For portfolios and classes that have not commenced operations or have an inception date of less than six months as of December 31, 2010, expenses are estimated.

6The Adviser has contractually limited other portfolio level expenses to 0.10%. These expenses consist of operating expenses of the portfolio, excluding advisory, 12b-1, short dividends, acquired fund fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do no reflect this expense cap. If this expense cap had been reflected, the net Total Operating Expenses for the portfolio would be 0.92%. For more information, please refer to the prospectus for the portfolio.

7The Adviser has contractually agreed to waive its management fees so that the amount retained by the Adviser after payment of the subadvisory fees for the portfolio does not exceed 0.45% of the portfolio’s average net assets. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time. The fees shown in the table do not reflect this expense waiver. If this expense waiver had been reflected, the net Total Operating Expenses for the portfolios would be as shown below. For more information, please refer to the prospectus for the portfolios.

Portfolio	Total Operating Expenses
Global	0.89%
International Value	0.92%
Small Cap Opportunities	1.04%
Smaller Company Growth	0.99%

8Pacific Investment Management Company LLC (“PIMCO”), the adviser to the portfolio, has contractually agreed, through May 1, 2012, to reduce its management fee, to the extent that the underlying fund expenses attributable to management, supervisory and administrative fees exceeds 0.64% of the total assets invested in the underlying funds. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The fee reduction is implemented based on a calculation of underlying fund expenses attributable to management, supervisory and administrative fees that is different from the calculation of Acquired Fund Fees and Expenses shown in the table. Acquired Fund Fees and Expenses include interest expense of 0.01%. Interest expense is based on the amount incurred during an underlying fund’s most recent fiscal year as a result of entering into certain investments, such as reverse repurchase agreements. Interest expense is required to be treated as an expense of the underlying fund for accounting purposes and is not payable to PIMCO. The amount of interest expense (if any) will vary based on the underlying fund’s use of such investments as an investment strategy. Total Operating Expenses excluding interest expense of the underlying funds is 1.525%. Also, the fees shown in the table do not reflect the expense waiver. If this expense waiver had been reflected, net Total Operating Expenses (excluding the interest expense of the underling funds) would be 1.495%. The Total Operating Expenses shown may not correlate to the portfolio’s ratio of expenses to average net assets shown in the financial highlights section of the prospectus for the portfolio, which does not include Acquired Fund Fees and Expenses. For more information, please refer to the prospectus for the portfolio.

13

DETAILED INFORMATION

This section of the prospectus provides additional detailed information that is not contained in the Summary of Benefits and Risks section.

Table of Investment Options and Investment Subadvisers

When you select a Separate Account investment option, we invest your money in shares of a corresponding portfolio of the John Hancock Variable Insurance Trust (the “Trust” or “JHVIT”) (or the PIMCO Variable Insurance Trust (the “PIMCO Trust”) with respect to the PIMCO VIT All Asset portfolio) and hold the shares in a subaccount of the Separate Account. The Fee Tables show the investment management fees, Rule 12b-1 fees and other operating expenses for these portfolio shares as a percentage (rounded to two decimal places) of each portfolio’s average net assets for 2010, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the portfolios are not fixed or specified under the terms of the policies and may vary from year to year. These fees and expenses differ for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account investment options you select.

The JHVIT and the PIMCO Trust are so-called “series” type mutual funds and each is registered under the Investment Company Act of 1940 (“1940 Act”) as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS”) provides investment advisory services to the Trust and receives investment management fees for doing so. JHIMS pays a portion of its investment management fees to other firms that manage the Trust’s portfolios. We are affiliated with JHIMS and may indirectly benefit from any investment management fees JHIMS retains. The PIMCO VIT All Asset portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC (“PIMCO”) and pays investment management fees to PIMCO.

Each of the American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Fundamental Holdings, American Global Diversification, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, American New World, and Core Diversified Growth & Income portfolios invests in Series 1 shares of the corresponding investment portfolio of the Trust. The American Asset Allocation, American Blue Chip Income and Growth, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World portfolios operate as “feeder funds,” which means that the portfolios do not buy investment securities directly. Instead, they invest in a “master fund” which in turn purchases investment securities. Each of the American feeder fund portfolios has the same investment objective and limitations as its master fund. The prospectus for the American Fund master fund is included with the prospectuses for the underlying funds. We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series, a percentage of some or all of the amounts allocated to the “American” portfolios of the Trust for the marketing support services it provides.

The portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the portfolios. The amount of this compensation is based on a percentage of the assets of the portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from portfolio to portfolio and among classes of shares within a portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees that are deducted from a portfolio’s assets for the services we or our affiliates provide to that portfolio. These compensation payments do not, however, result in any charge to you in addition to what is shown in the Fee Tables.

The following table provides a general description of the portfolios that underlie the variable investment options we make available under the policy. You bear the investment risk of any portfolio you choose as an investment option for your policy. You can find a full description of each portfolio, including the investment objectives, policies, restrictions, and risks, in the prospectus for that portfolio. You should read the portfolio’s prospectus carefully before investing in the corresponding variable investment option.

The investment options in the Separate Account are not publicly traded mutual funds. The investment options are only available to you as investment options in the policies, or in some cases through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the investment options also may be available through participation in certain qualified pension or retirement plans. The portfolios’ investment advisers and managers (i.e. subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the portfolios are not directly related to any publicly traded mutual fund. You should not compare the performance

14

of any investment option described in this prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the investment options of our Separate Account.

The portfolios available under the policies are as described in the following table:

Portfolio	Portfolio Manager	Investment Objective
500 Index B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad-based U.S. domestic equity market index. Under normal market conditions, the portfolio seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index.
Active Bond	Declaration Management & Research LLC; and John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified mix of debt securities and instruments. The portfolio seeks to invest its assets in debt securities and instruments with an average duration of between 4 to 6 years; however, there is no limit on the portfolio’s average maturity.
All Cap Core	QS Investors, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests in common stocks and other equity securities within all asset classes (small, medium and large-capitalization) of those included in the Russell 3000 Index.*
All Cap Value	Lord, Abbett & Co. LLC	To seek capital appreciation. Under normal market conditions, the portfolio primarily purchases equity securities of U.S. and multinational companies in all capitalization ranges that the subadviser believes are undervalued.
Alpha Opportunities	Wellington Management Company, LLP	To seek long-term total return. The portfolio employs a “multiple sleeve structure,” which means the portfolio has several components that are managed separately in different styles. The portfolio seeks to obtain its objective by combining these different component styles in a single portfolio.
American Asset Allocation	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. The portfolio invests all of its assets in Class 1 shares of its master fund, the Asset Allocation Fund, a series of the American Funds Insurance Series. The master fund invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.
American Blue Chip Income and Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing. The portfolio invests all of its assets in Class 1 shares of its master fund, the Blue Chip Income and Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in dividend-paying common stocks of larger, more established companies domiciled in the U.S. with market capitalizations of $4 billion and above.
American Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to maximize current income and preserve capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Bond Fund, a series of the American Funds Insurance Series. The master fund invests at least 65% of its assets in investment-grade debt securities (including cash and cash equivalents) and invests up to 35% of its assets in debt securities rated Ba1 or below or BB+ or below by Nationally Recognized Statistical Rating Organizations (“NRSROs”), or unrated but determined to be of equivalent quality (so called “junk bonds”). The master fund may invest in debt securities of issuers domiciled outside the U.S. and may also invest up to 20% of its assets in preferred stocks, including convertible and non-convertible preferred stocks.
American Fundamental Holdings	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. The portfolio operates as a fund of funds and currently invests primarily in four underlying funds of the American Funds Insurance Series: Bond Fund, Growth Fund, Growth-Income Fund and International Fund.

15

Portfolio	Portfolio Manager	Investment Objective
American Global Diversification	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. The portfolio invests in other funds and other investment companies, as well as other types of investments. Under normal market conditions, the portfolio invests a significant portion of its assets in securities, which include securities held by the underlying funds, that are located outside the U.S. The portfolio operates as a fund of funds and currently invests primarily in five underlying funds of the American Funds Insurance Series: Bond Fund, Global Growth Fund, Global Small Capitalization Fund, High-Income Bond Fund and New World Fund.
American Global Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located around the world that the adviser believes have potential for growth.
American Global Small Capitalization	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Global Small Capitalization Fund, a series of the American Funds Insurance Series. Under normal market conditions, the master fund invests primarily in stocks of smaller companies located around the world. Normally, the master fund invests at least 80% of its net assets in growth-oriented common stocks and other equity securities.
American Growth	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The master fund may also invest a portion of its assets in common stocks and other securities of issuers domiciled outside the U.S.
American Growth–Income	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital and income. The portfolio invests all of its assets in Class 1 shares of its master fund, the Growth-Income Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks or other securities which demonstrate the potential for appreciation and/or dividends. Although the master fund focuses on investments in medium to large-capitalization companies, the master fund’s investments are not limited to a particular capitalization size.
American High-Income Bond	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide a high level of current income and, secondarily, capital appreciation. The portfolio invests all of its assets in Class 1 shares of its master fund, the High-Income Bond Fund, a series of the American Funds Insurance Series. The master fund invests primarily in higher yielding and generally lower quality debt securities rated Ba1 or below or BB+ or below by NRSROs or unrated but determined to be of equivalent quality, including corporate loan obligations. Such securities are sometimes referred to as “junk bonds.” The portfolio may also invest a portion of its assets in securities of issuers domiciled outside the U.S.
American International	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to provide long-term growth of capital. The portfolio invests all of its assets in Class 1 shares of its master fund, the International Fund, a series of the American Funds Insurance Series. The master fund invests primarily in common stocks of companies located outside the U.S. that the adviser believes have the potential for growth. The master fund may invest a portion of its assets in common stocks and other securities of companies in emerging market countries.
American New World	Capital Research and Management Company (Adviser to the American Funds Insurance Series)	To seek to make the shareholders’ investment grow over time. The portfolio invests all of its assets in Class 1 shares of its master fund, the New World Fund, a series of the American Funds Insurance Series. The master fund invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that the adviser believes have potential of providing capital appreciation. The master fund may also invest in debt securities of issuers, including issuers of lower rated bonds, with exposure to these countries.
16

Portfolio	Portfolio Manager	Investment Objective
Balanced	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests in both equity and fixed-income securities. The portfolio employs growth, value and core approaches to allocate its assets among stocks of small, medium and large-capitalization companies in both the U.S. and foreign countries. The portfolio may purchase a variety of fixed-income securities, including investment-grade and below investment-grade debt securities (commonly known as “junk bonds”) with maturities that range from short to longer term, as well as cash.
Blue Chip Growth	T. Rowe Price Associates, Inc.	To seek to provide long-term growth of capital. Current income is a secondary objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of large and medium-sized blue chip growth companies.
Capital Appreciation	Jennison Associates LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that, at the time of investment, exceed $1 billion in market capitalization and that the subadviser believes have above-average growth prospects. These companies are generally medium to large-capitalization companies.
Capital Appreciation Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the portfolio’s total assets. The remaining assets are generally invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options. The portfolio may invest up to 20% of its total assets in foreign securities.
Core Allocation Plus	Wellington Management Company, LLP	To seek total return, consisting of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S. The portfolio allocates its assets between fixed-income securities, which may include investment-grade and below investment-grade debt securities with maturities that range from short to longer term, and equity securities based upon the subadviser’s targeted asset mix, which may change over time. Under normal market conditions, the targeted asset mix may range between 75%-50% equity instruments and 50%-25% fixed-income instruments and will generally reflect the subadviser’s long-term, strategic asset allocation analysis.
Core Bond	Wells Capital Management, Inc.	To seek total return consisting of income and capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in a broad range of investment-grade debt securities, including U.S. Government obligations, corporate bonds, mortgage-backed and other asset-backed securities and money market instruments.
Core Diversified Growth & Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital and income. The portfolio invests in other funds and other investment companies as well as other types of investments. Under normal market conditions, the portfolio generally invests between 65% and 75% of its assets in equity securities, which include securities held by the underlying funds, and between 25% and 35% of its assets in fixed-income securities, which include securities held by the underlying funds.
Core Strategy	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. Under normal market conditions, the portfolio invests in other portfolios of JHVIT and other investment companies (including exchange traded funds) as well as other types of investments. The portfolio invests approximately 70% of its total assets in equity securities and underlying funds that invest primarily in equity securities, and approximately 30% of its total assets in fixed-income securities and underlying funds that invest primarily in fixed-income securities.
17

Portfolio	Portfolio Manager	Investment Objective
Disciplined Diversification	Dimensional Fund Advisors LP	To seek total return consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets, in accordance with the following range of allocations:
Target AllocationRange of Allocation
Equity Securities: 70%65% – 75%
Fixed-Income Securities: 30%25% – 35%
Emerging Markets Value	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies associated with emerging markets designated from time to time by the subadviser.
Equity-Income	T. Rowe Price Associates, Inc.	To seek to provide substantial dividend income and also long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
Financial Services	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies that, at the time of investment, are principally engaged in financial services, and the portfolio invests primarily in common stocks of financial services companies.
Franklin Templeton Founding Allocation	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. The portfolio invests in other funds and in other investment companies, as well as other types of investments. The portfolio currently invests primarily in three underlying funds: Global Fund, Income Fund and Mutual Shares Fund.
Fundamental Value	Davis Selected Advisers, L.P.	To seek growth of capital. Under normal market conditions, the portfolio invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The portfolio may also invest in companies with smaller capitalizations.
Global	Templeton Global Advisors Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.
Global Bond	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts (including related options) with respect to such securities, and options on such securities. These fixed-income instruments may be denominated in foreign currencies or in U.S. dollars, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Health Sciences	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks of companies engaged, at the time of investment, in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences. While the portfolio may invest in companies of any size, the majority of its assets are expected to be invested in large and medium-capitalization companies.
High Yield	Western Asset Management Company	To seek to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in high yield securities. The portfolio’s investments may include corporate bonds, preferred stocks, U.S. Government and foreign securities, mortgage-backed securities, loan assignments or participations and convertible securities that have the following ratings (or, if unrated, are considered by the subadviser to be of equivalent quality):
Rating Agency
Moody’s:Ba through C
S&P’s:BB through D
18

Portfolio	Portfolio Manager	Investment Objective
International Core	Grantham, Mayo, Van Otterloo & Co. LLC	To seek high total return. Under normal market conditions, the portfolio invests at least 80% of its total assets in equity investments. The portfolio typically invests in equity investments in companies from developed markets outside the U.S.
International Equity Index A	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Equity Index B	SSgA Funds Management, Inc.	To seek to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. Under normal market conditions, the portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index* or American Depositary Receipts or Global Depositary Receipts representing such securities.
International Opportunities	Marsico Capital Management, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in common stocks of foreign companies that are selected for their long-term growth potential. The portfolio may invest in an unlimited number of companies of any size throughout the world. The portfolio invests in issuers from at least three different countries not including the U.S. The portfolio may invest in common stocks of companies economically tied to emerging markets. Some issuers of securities in the portfolio may be based in or economically tied to the U.S.
International Small Company	Dimensional Fund Advisors LP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of small capitalization companies in the particular markets in which the portfolio invests. The portfolio primarily invests in a broad and diverse group of equity securities of non-U.S. small companies of developed markets, but may also hold equity securities of companies located in emerging markets.
International Value	Templeton Investment Counsel, LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets. The portfolio invests at least 85% of its net assets in non-U.S. equity securities.
Investment Quality Bond	Wellington Management Company, LLP	To seek to provide a high level of current income consistent with the maintenance of principal and liquidity. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds rated investment-grade at the time of investment. The portfolio will tend to focus on corporate bonds and U.S. Government bonds with intermediate to longer-term maturities.
Large Cap	UBS Global Asset Management (Americas) Inc.	To seek to maximize total return, consisting of capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of U.S. large-capitalization companies. The portfolio defines large-capitalization companies as those with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Index.*
Lifestyle Aggressive	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is not a consideration. The portfolio normally invests approximately 100% of its assets in underlying funds that invest primarily in equity securities.
Lifestyle Balanced	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The portfolio normally invests approximately 50% of its assets in underlying funds that invest primarily in equity securities and approximately 50% of its assets in underlying funds that invest primarily in fixed-income securities.
19

Portfolio	Portfolio Manager	Investment Objective
Lifestyle Conservative	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a high level of current income with some consideration given to growth of capital. The portfolio normally invests approximately 80% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 20% in underlying funds that invest primarily in equity securities.
Lifestyle Growth	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term growth of capital. Current income is also a consideration. The portfolio normally invests approximately 70% of its assets in underlying funds that invest primarily in equity securities and approximately 30% of its assets in underlying funds that invest primarily in fixed-income securities.
Lifestyle Moderate	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek a balance between a high level of current income and growth of capital, with a greater emphasis on income. The portfolio normally invests approximately 60% of its assets in underlying funds that invest primarily in fixed-income securities and approximately 40% in underlying funds that invest primarily in equity securities.
Mid Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a medium-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the S&P MidCap 400 Index* and (b) securities (which may or may not be included in the S&P MidCap 400 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Mid Cap Stock	Wellington Management Company, LLP	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of medium-sized companies with significant capital appreciation potential. For the portfolio, “medium-sized companies” are those with market capitalizations within the collective market capitalization range of companies represented in either the Russell Midcap Index* or the S&P MidCap 400 Index.*
Mid Value	T. Rowe Price Associates, Inc.	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P MidCap 400 Index* or the Russell Midcap Value Index.* The portfolio invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
Money Market B	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to obtain maximum current income consistent with preservation of principal and liquidity. Under normal market conditions, the portfolio invests in high quality, U.S. dollar-denominated money market instruments. Certain market conditions may cause the return of the portfolio to become low or possibly negative.
Natural Resources	Wellington Management Company, LLP	To seek long-term total return. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets. Natural resource-related companies include companies that own or develop energy, metals, forest products and other natural resources, or supply goods and services to such companies.
Optimized All Cap	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies. The portfolio will focus on equity securities of U.S. companies across the three market capitalization ranges of large, medium and small.
Optimized Value	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital, with a market capitalization range, at the time of investment, equal to that of the portfolio’s benchmark, the Russell 1000 Value Index.*
20

Portfolio	Portfolio Manager	Investment Objective
PIMCO VIT All Asset (a series of PIMCO Variable Insurance Trust) (only Class M is available)	Pacific Investment Management Company LLC	To seek maximum real return consistent with preservation of real capital and prudent investment management. The portfolio is a fund of funds and normally invests substantially all of its assets in Institutional Class shares of underlying PIMCO funds.
Real Estate Securities	Deutsche Investment Management Americas Inc.	To seek to achieve a combination of long-term capital appreciation and current income. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of real estate investment trusts and real estate companies. Equity securities include common stock, preferred stock and securities convertible into common stock.
Real Return Bond	Pacific Investment Management Company LLC	To seek maximum real return, consistent with preservation of real capital and prudent investment management. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. Governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.
Science & Technology	RCM Capital Management LLC; and T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Current income is incidental to the portfolio’s objective. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology. For purposes of satisfying this requirement, common stock may include equity-linked notes and derivatives relating to common stocks, such as options on equity-linked notes.
Short Term Government Income	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with preservation of capital. Maintaining a stable share price is a secondary goal. Under normal market conditions, the portfolio invests at least 80% of its net assets in obligations issued or guaranteed by the U.S. Government and its agencies, authorities or instrumentalities. Under normal circumstances, the portfolio’s effective duration is no more than 3 years.
Small Cap Growth	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
Small Cap Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a small-capitalization U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Russell 2000 Index* and (b) securities (which may or may not be included in the Russell 2000 Index) that the subadviser believes as a group will behave in a manner similar to the index.
Small Cap Opportunities	Dimensional Fund Advisors LP; and Invesco Advisers, Inc.	To seek long-term capital appreciation. Under normal market conditions, Invesco Advisers, Inc. invests at least 80% of its subadvised net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. Dimensional Fund Advisors LP generally invests its subadvised net assets in a broad and diverse group of common stocks of small and medium-capitalization companies traded on a U.S. national securities exchange or on the over-the-counter market that Dimensional Fund Advisors LP determines to be value stocks at the time of purchase.
Small Cap Value	Wellington Management Company, LLP	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in small-capitalization companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation. For the purposes of the portfolio, “small-capitalization companies” are those with market capitalizations, at the time of investment, not exceeding the maximum market capitalization of any company represented in either the Russell 2000 Index* or the S&P SmallCap 600 Index.*
21

Portfolio	Portfolio Manager	Investment Objective
Small Company Value	T. Rowe Price Associates, Inc.	To seek long-term growth of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index.* The portfolio invests in small companies whose common stocks are believed to be undervalued.
Smaller Company Growth	Frontier Capital Management Company, LLC; Perimeter Capital Management; and John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek long-term capital appreciation. Under normal market conditions, the portfolio invests at least 80% of its assets in small-capitalization equity securities.
Strategic Income Opportunities	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income. Under normal market conditions, the portfolio invests primarily in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. Government and agency securities, and domestic high-yield bonds. The portfolio may also invest in preferred stock and other types of debt securities.
Total Bond Market B	Declaration Management & Research LLC	To seek to track the performance of the Barclays Capital U.S. Aggregate Bond Index** (which represents the U.S. investment-grade bond market). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities listed in the Barclays Capital U.S. Aggregate Bond Index.
Total Return	Pacific Investment Management Company LLC	To seek maximum total return, consistent with preservation of capital and prudent investment management. Under normal market conditions, the portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives, such as options, futures contracts, or swap agreements.
Total Stock Market Index	John Hancock Asset Management, a division of Manulife Asset Management (North America) Limited	To seek to approximate the aggregate total return of a broad U.S. domestic equity market index. Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowings for investment purposes) at the time of investment in (a) the common stocks that are included in the Wilshire 5000 Total Market Index* and (b) securities (which may or may not be included in the Wilshire 5000 Total Market Index) that the subadviser believes as a group will behave in a manner similar to the index.
Ultra Short Term Bond	John Hancock Asset Management, a division of Manulife Asset Management (US) LLC	To seek a high level of current income consistent with the maintenance of liquidity and the preservation of capital. Under normal market conditions, the portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment-grade, debt securities. Debt securities may be issued by governments, companies or special purpose entities and may include notes, discount notes, bonds, debentures, commercial paper, repurchase agreements, mortgage-backed and other asset-backed securities and assignments, participations and other interests in bank loans. The portfolio may also invest in cash and cash equivalents.
Utilities	Massachusetts Financial Services Company	To seek capital growth and current income (income above that available from the portfolio invested entirely in equity securities). Under normal market conditions, the portfolio invests at least 80% of its net assets (plus any borrowing for investment purposes) in securities of companies in the utilities industry. The subadviser considers a company to be in the utilities industry if, at the time of investment, the subadviser determines that a substantial portion (i.e., at least 50%) of the company’s assets or revenues are derived from one or more utilities.
Value	Invesco Advisers, Inc.	To seek to realize an above-average total return over a market cycle of 3 to 5 years, consistent with reasonable risk. Under normal market conditions, the portfolio invests in equity securities of companies with capitalizations, at the time of investment, similar to the market capitalization of companies in the Russell Midcap Index.*

22

*“Wilshire 5000 Total Market Index®” is a trademark of Wilshire Associates. “MSCI All Country World Excluding U.S. Index” is a trademark of Morgan Stanley & Co. Incorporated.“Russell 1000,®” “Russell 2000,®” “Russell 2500,TM”“Russell 1000 Value,®” “Russell 3000,®” “Russell Midcap,®” and “Russell Midcap Value®” are trademarks of Frank Russell Company. “S&P MidCap 400,®” and “S&P SmallCap 600®” are trademarks of The McGraw-Hill Companies, Inc. None of the portfolios are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the portfolios.

The indices referred to in the portfolio objectives track companies having the approximate market capitalization, as of February 28, 2011 (except as otherwise indicated), set out below:

MSCI All Country World Ex US Index — $466 million to $275.1 billion
Russell 1000 Index — $221 million to $425.9 billion
Russell 1000 Value Index — $221 million to $425.9 billion
Russell 2000 Index — maximum of $6.2 billion
Russell 2500 Index — maximum of $11 billion (as of March 31, 2011)
Russell 3000 Index — $5 million to $425.9 billion
Russell Midcap Index — $221 million to $22.3 billion
Russell Midcap Value Index — $310 million to $19 billion
S&P MidCap 400 Index — $703 million to $9.9 billion
S&P SmallCap 600 Index — maximum of $3.7 billion
Wilshire 5000 Total Market Index — less than $1 million to $431 billion

**The Barclays Capital U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market) is a bond index that relies on indicators such as quality, liquidity, term and duration as relevant measures of performance.

If the shares of a portfolio are no longer available for investment or in our judgment investment in a portfolio becomes inappropriate, we may eliminate the shares of a portfolio and substitute shares of another portfolio of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future purchase payments. However, we will make no such substitution without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by the 1940 Act).

We will purchase and redeem series fund shares for the Account at their net asset value without any sales or redemption charges. Shares of a series fund represent an interest in one of the funds of the series fund which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

On each business day, shares of each series fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each series fund’s net asset value per share determined for that same date. A “business day” is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern time).

We will vote shares of the portfolios held in the Account at the shareholder meetings according to voting instructions received from persons having the voting interest under the policies. We will determine the number of portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. Proxy material will be distributed to each person having the voting interest under the contract together with appropriate forms for giving voting instructions. We will vote all portfolio shares that we hold (including our own shares and those we hold in the Account for policy owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of policy owners can determine the outcome of a vote.

We determine the number of a series fund’s shares held in a subaccount attributable to each owner by dividing the amount of a policy’s account value held in the subaccount by the net asset value of one share in the series fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for a series fund’s meeting. Owners of policies may give instructions regarding the election of the Board of Trustees or Board of Directors of a series fund, ratification of the selection of independent auditors, approval of series fund investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions. However, we may, in certain limited circumstances permitted by the SEC’s rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

23

The voting privileges described above reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock NY to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to deregister the Account under the 1940 Act, (3) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (4) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. Any such change will be made only if, in our judgment, the change would best serve the interests of owners of policies in your policy class or would be appropriate in carrying out the purposes of such policies. We would notify owners of any of the foregoing changes and to the extent legally required, obtain approval of affected owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Description of John Hancock NY

John Hancock NY is a stock life insurance company organized under the laws of New York on February 10, 1992. Our principal office is located at 100 Summit Lake Drive, Second Floor, Valhalla, New York 10595. We are a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.). Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. However, neither John Hancock NY nor any of its affiliated companies guarantees the investment performance of the Account.

We are ranked and rated by independent financial rating services, which may include Moody’s, Standard & Poor’s, Fitch and A.M. Best. The purpose of these ratings is to reflect the financial strength or claims-paying ability of the company, but they do not specifically relate to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio. These ratings do not apply to the safety and performance of the Separate Account.

Description of Separate Account B

The investment accounts shown on page 1 are in fact subaccounts of Separate Account B, a separate account operated by us under New York law. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the 1940 Act. Such registration does not involve supervision by the SEC of the management of the Account or of us.

The Account’s assets are our property. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us and can’t be used to pay any indebtedness of John Hancock NY other than those arising out of policies that use the Account. Income, gains and losses credited to, or charged against, the Account reflect the Account’s own investment experience and not the investment experience of John Hancock NY’s other assets.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

The fixed account

Our obligations under any fixed account are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the policy value allocated to any fixed account will accrue interest daily at an effective annual rate that we determine without regard to the actual investment experience of the general account. We currently offer only one fixed account — the standard fixed account. The effective annual rate we declare for the fixed account will never be less than 3%. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

Because of exemptive and exclusionary provisions, interests in our fixed account have not been and will not be registered under the Securities Act of 1933 (“1933 Act”) and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions

24

of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to any fixed account. Disclosure regarding fixed accounts, however, is subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

Effective July 27, 2010, we will automatically issue all policies described in this prospectus with the Allocations and Transfers Endorsement. This endorsement limits the combined amount of premiums and policy value that may be allocated and/or transferred to all fixed accounts under your policy (and certain other policies), as described under the “Policy value - Transfers of existing policy value” section of your prospectus.

The death benefit

In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured person. This is called the “Total Face Amount.” Total Face Amount is composed of the Base Face Amount and any Supplemental Face Amount you elect. The Supplemental Face Amount you can have generally cannot exceed 900% of the Base Face Amount at the Issue Date. Thereafter, increases to the Supplemental Face Amount cannot exceed 400% of the Total Face Amount at the Issue Date. There are a number of factors you should consider in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. These factors are discussed under “Base Face Amount vs. Supplemental Face Amount” below.

When the insured person dies, we will pay the death benefit minus any outstanding policy debt and unpaid fees and charges. There are two ways of calculating the death benefit. You must choose which one you want in the application. The two death benefit options are described below.

  Option 1 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, or (2) the minimum death benefit (as described below).
  Option 2 - The death benefit will equal the greater of (1) the Total Face Amount plus any amount payable under a supplementary benefit rider, plus the policy value on the date of death, or (2) the minimum death benefit.

For the same premium payments, the death benefit under Option 2 will tend to be higher than the death benefit under Option 1. On the other hand, the monthly insurance charge will be higher under Option 2 to compensate us for the additional insurance risk. Because of that, the policy value will tend to be higher under Option 1 than under Option 2 for the same premium payments.

Limitations on payment of death benefit

If the insured person commits suicide within two years from the Issue Date of the policy, the amount payable will be equal to the premiums paid, less the amount of any policy debt on the date of death, and less any withdrawals.

Also if an application misstated the age or sex of the insured person, we will adjust, if necessary, the Base Face Amount, any Supplemental Face Amount, and every other benefit to that which would have been purchased at the correct age or sex by the most recent cost of insurance charge.

Base Face Amount vs. Supplemental Face Amount

As noted above, you should consider a number of factors in determining whether to elect coverage in the form of Base Face Amount or in the form of Supplemental Face Amount. Some of these factors include the following:

  As shown in the Fee Tables, there is a charge per $1000 of Base Face Amount. This means for the same amount of Total Face Amount, your Base Face Amount charges deducted from policy value will be higher if you elect greater proportions of Base Face Amount at issue versus Supplemental Face Amount.
  However, if you elect greater proportions of Supplemental Face Amount coverage at issue, the guaranteed limit upon the asset-based risk charge we provide will be higher. As shown in the Fee Tables, the “maximum” guaranteed charge of 0.14% of policy value is for a policy with 90% Supplemental Face Amount at issue. A policy with 50% Supplemental Face Amount at issue would have a guaranteed charge of 0.09%; whereas a policy with 100% Base Face Amount at issue would have a guaranteed charge of 0.03%. Please see the Fee Tables for a description of the guaranteed and current asset-based risk charges in all policy years. The asset-based risk charge percentages assessed on a current basis may be the same for both Base Face Amount and Supplemental Face Amount.
25

  Also, after the insured person reaches or would have reached age 121, any Supplemental Face Amount will terminate. If your priority is to maximize the death benefit when the insured person reaches or would have reached age 121, then you may wish to maximize the proportion of the Base Face Amount.

The charges applied to Base Face Amount will tend to result in lower cash value accumulation, or alternatively higher premium payments, for the same amount of death benefit compared to Supplemental Face Amount coverage. However, if the Company should increase the asset-based risk charges under your policy to the maximum limits, the higher guaranteed asset-based risk charge resulting from a higher amount of Supplemental Face Amount at issue could increase the policy’s risk of lapse, requiring additional premium payments. You should also consider that the amount of compensation paid to the selling broker-dealer will be higher if you elect greater proportions of Base Face Amount coverage at issue.

Ultimately, individual needs and objectives vary. You should discuss your individual needs with your registered representative.

The minimum death benefit

In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to policy value. There are two tests that can be applied under Federal tax law — the “guideline premium test” and the “cash value accumulation test.” You must elect which test you wish to have applied at issue. Once elected, the test cannot be changed without our approval.

Under the guideline premium test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. Factors for some ages are shown in the table below:

Attained Age	Applicable Factor
40 and under	250%
45	215%
50	185%
55	150%
60	130%
65	120%
70	115%
75	105%
90	105%
95 and above	100%

A table showing the factor for each age will appear in the policy.

Under the cash value accumulation test, we compute the minimum death benefit each business day by multiplying the policy value on that date by the death benefit factor applicable on that date. The factor decreases as attained age increases. A table showing the factor for each age will appear in the policy.

The cash value accumulation test may be preferable if you want to fund the policy so that the minimum death benefit will increase earlier than would be required under the guideline premium test, or if you want to fund the policy at the “7 pay” limit for the full seven years (see “Tax considerations”).

To the extent that the calculation of the minimum death benefit under the selected life insurance qualification test causes the death benefit to exceed our limits, we reserve the right to return premiums or distribute a portion of the policy value so that the resulting amount of insurance is maintained within our limits. Alternatively, if we should decide to accept the additional amount of insurance, we may require additional evidence of insurability.

When the insured person reaches 121

At and after the policy anniversary nearest the insured person’s 121st birthday, the following will occur:

  We will stop any monthly deduction charges.
  We will stop accepting any premium payments.
  We will no longer process withdrawals.
  We will continue to credit interest to a fixed account.
26

  We will continue to accept loan repayments on existing loans and interest will continue to be charged if there is an outstanding loan.
  Any Supplemental Face Amount will terminate (see “Base Face Amount vs. Supplemental Face Amount”).

Requesting an increase in coverage

After the first policy year, you may make a written request for an unscheduled increase in Supplemental Face Amount. We must receive your written request within two months of your next policy anniversary. Generally, each such increase must be at least $50,000. However, you will have to provide us with evidence that the insured person qualifies for the same risk classification that applied to them at issue. Generally, any increase will be effective on the next policy anniversary following the date we approve the request. Any unscheduled increase in Supplemental Face Amount after issue would first require that you terminate the Return of Premium Rider you may have elected at issue.

Requesting a decrease in coverage

After the first policy year, we may approve a reduction in the Base Face Amount or the Supplemental Face Amount, but only if:

  the remaining Total Face Amount will be at least $100,000, the remaining Base Face Amount will be at least $50,000, and the remaining Total Face Amount will at least equal the minimum required by the tax laws to maintain the policy’s life insurance status.

An approved decrease will take effect on the monthly deduction date on or next following the date we approve the request. We reserve the right to require that the Supplemental Face Amount be fully depleted before the Base Face Amount can be reduced.

Change of death benefit option

The death benefit option may be changed from Option 2 to Option 1 after the first policy year. We reserve the right to limit a request for a change if the change would cause the policy to fail to qualify as life insurance for tax purposes.

A change in the death benefit option from Option 2 to Option 1 will result in a change in the policy’s Total Face Amount, in order to avoid any change in the amount of the death benefit. The new Total Face Amount will be equal to the Total Face Amount prior to the change plus the policy value as of the date of the change. The change will take effect on the monthly deduction date on or next following the date the written request for the change is received at our Service Office.

Tax consequences of coverage changes

If you change the death benefit option, the Federal tax law test (“guideline premium test” or “cash value accumulation test”) that you elected at issue will continue to apply. Please read “The minimum death benefit” for more information about these Federal tax laws tests.

A change in the death benefit option or Total Face Amount will often change the policy’s limits under the Federal tax law test that you elected. To avoid having the policy cease to qualify as life insurance for tax purposes, we reserve the right to (i) refuse or limit a change in the death benefit option or Total Face Amount and (ii) change the Guideline Single Premium or Guideline Level Premium, as applicable. Please read “Tax considerations” to learn about possible tax consequences of changing your insurance coverage under the policy.

Your beneficiary

You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the insured person’s death. You may change the beneficiary during the insured person’s lifetime. Such a change requires the consent of any named irrevocable beneficiary. A new beneficiary designation will not affect any payments we make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner’s estate.

27

Ways in which we pay out policy proceeds

You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or surrender. Alternatively, you can select to have proceeds of $1,000 or more applied to any of the other payment options we may offer at the time. You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. If no alternative payment option is chosen, proceeds may be paid as a single sum.

Changing a payment option

You can change the payment option at any time before the proceeds are payable. If you haven’t made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact of payment option chosen

There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

Premiums

Planned premiums

The Policy Specifications page of your policy will show the “Planned Premium” for the policy. You choose this amount in the policy application. You will also choose how often to pay premiums — annually, semi-annually, quarterly or monthly. The premium reminder notice we send you is based on the amount and period you choose. However, payment of Planned Premiums is not necessarily required. You need only pay enough premium to keep the policy in force (see “Lapse and reinstatement”).

Minimum initial premium

The Minimum Initial Premium is set forth in the Policy Specifications page of your policy. After the payment of the initial premium, premiums may be paid at any time and in any amount until the insured person’s attained age 121, subject to the need to pay enough premium to keep the policy in force, and to the limitations on maximum premium amount described below.

Maximum premium payments

Federal tax law limits the amount of premium payments you can make relative to the amount of your policy’s insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds this limit. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. More discussion of these tax law requirements is provided under “Tax considerations.”

Large premium payments may expose us to unanticipated investment risk. In addition, in order to limit our investment risk exposure under certain market conditions, we may refuse to accept additional premium payments. This may be the case, for example, in an environment of decreasing interest rates, where we may not be able to acquire investments for our general account that will sufficiently match the liabilities we are incurring under our fixed account guarantees. Excessive allocations may also interfere with the effective management of our variable investment account portfolios, if we are unable to make an orderly investment of the additional premium into the portfolios. Also, we may refuse to accept an amount of additional premium if the amount of the additional premium would increase our insurance risk exposure, and the insured person doesn’t provide us with adequate evidence that he or she continues to meet our requirements for issuing insurance.

We will notify you in writing of our refusal to accept additional premium under these provisions within three days following the date that it is received by us, and will promptly thereafter take the necessary steps to return the premium to you. Notwithstanding the foregoing limits on the additional premium that we will accept, we will not refuse to accept any premium necessary to prevent the policy from terminating.

28

Processing premium payments

No premiums will be accepted prior to our receipt of a completed application at our Service Office. All premiums received prior to the Issue Date of the policy will be held in the general account and credited with interest from the date of receipt at the rate then being earned on amounts allocated to the Money Market B investment account. All premiums received on or after the Issue Date, but prior to the Allocation Date, will be held in the Money Market B investment account. The “Allocation Date” of the policy is the tenth day after the Issue Date. The Issue Date is shown on the Policy Specifications page of the policy. On the Allocation Date, the premiums paid plus interest credited, if any, will be allocated among the investment accounts or the fixed account in accordance with the policy owner’s instructions.

Any premium received on or after the Allocation Date will be allocated among investment accounts or the fixed account as of the business day on or next following the date the premium is received at the Service Office. Monthly deductions are normally due on the Policy Date and at the beginning of each policy month thereafter. However, if the monthly deductions are due prior to the Contract Completion Date, they will be deducted from policy value on the Contract Completion Date instead of the dates they were due (see “Procedures for issuance of a policy” for the definition of “Contract Completion Date”).

Payment of premiums will not guarantee that the policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the policy to lapse.

Ways to pay premiums

If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to “John Hancock.” We will not accept credit card checks. We will not accept starter or third party checks if they fail to satisfy our administrative requirements. Premiums after the first must be sent to the John Hancock NY Service Office at the appropriate address shown on the back cover of this prospectus. We will also accept premiums by wire or by exchange from another insurance company.

Lapse and reinstatement

Lapse

A policy will go into default if at the beginning of any policy month the policy’s net cash surrender value would be zero or below after deducting the monthly deductions then due. Therefore, a policy could lapse eventually if increases in policy value (prior to deduction of policy charges) are not sufficient to cover policy charges. A lapse could have adverse tax consequences as described under “Tax considerations.” We will notify you of the default and will allow a 61 day grace period in which you may make a premium payment sufficient to bring the policy out of default. The required payment will be equal to the amount necessary to bring the net cash surrender value to zero, if it was less than zero on the date of default, plus an amount equal to three times the monthly deductions due on the date of default. If the required payment is not received by the end of the grace period, the policy will terminate (i.e., “lapse”) with no value.

Death during grace period

If the insured person should die during the grace period, the policy value used in the calculation of the death benefit will be the policy value as of the date of default and the insurance benefit will be reduced by any outstanding monthly deductions due at the time of death.

Reinstatement

By making a written request, you can reinstate a policy that has gone into default and terminated at any time within the three-year period following the date of termination subject to the following conditions:

(a)	You must provide to us evidence of the insured person’s insurability that is satisfactory to us; and
(b)	You must pay a premium equal to the amount that was required to bring the policy out of default immediately prior to termination, plus the amount needed to keep the policy in force for at least the next three policy months.

If the reinstatement is approved, the date of reinstatement will be the later of the date we approve your request or the date the required payment is received at our Service Office. The policy value on the date of reinstatement, prior to the crediting of any Premium paid in connection with the reinstatement, will be equal to the policy value on the date the policy terminated. Any policy debt not paid upon termination of a policy will be reinstated if the policy is reinstated.

29

The incontestability provisions will apply from the effective date of reinstatement. A surrendered policy cannot be reinstated.

The policy value

We allocate your premium as described under “Processing premium payments.” There are no deductions taken at the time you make a payment. However, a deferred premium charge will be calculated and included in the monthly deductions (see “Description of charges at the policy level”).

Over time, the amount you’ve invested in any investment account will increase or decrease the same as if you had invested the same amount directly in the corresponding underlying portfolio and had reinvested all portfolios’ dividends and distributions in additional portfolio shares, except that we will deduct certain additional charges which will reduce your policy value. We describe these charges under “Description of charges at the policy level.” Starting in policy year 11, we may also credit your policy value with an asset credit (see “Asset credit”).

We calculate the unit values for each investment account once every business day as of the close of trading on the New York Stock Exchange, usually 4:00 p.m. Eastern time. Sales and redemptions within any investment account will be transacted using the unit value next calculated after we receive your request either in writing or other form that we specify. If we receive your request before the close of our business day, we’ll use the unit value calculated as of the end of that business day. If we receive your request at or after the close of our business day, we’ll use the unit value calculated as of the end of the next business day. If a scheduled transaction falls on a day that is not a business day, we’ll process it as of the end of the next business day.

The amount you’ve invested in the fixed account will earn interest at the rates we declare from time to time. For the fixed account, we guarantee that this rate will be at least 3%. If you want to know what the current declared rate is for the fixed account, just call or write to us. The asset-based risk charge only applies to that portion of the policy value held in the investment accounts. The charge determined does not apply to the fixed account. Otherwise, the policy level charges applicable to the fixed account are the same as those applicable to the investment accounts. We reserve the right to offer one or more additional fixed accounts with characteristics that differ from those of the current fixed account, but we are under no obligation to do so.

Asset credit

Starting in the eleventh policy year, we will credit your policy value monthly, on the date we calculate your monthly deductions, with an amount equal to the percentage credit listed below multiplied by the policy value in your investment accounts on this date. The asset credit does not apply to the loan account or the fixed account. The asset credit percentage is 0.01666% per month in policy year 11 and thereafter and ceasing at attainment of age 121. We add the credit to the same investment accounts from which we take your monthly deductions.

Allocation of future premium payments

At any time, you may change the accounts (fixed or investment) in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing policy value

You may also transfer your existing policy value from one account (fixed or investment) to another, subject to the limitations discussed below. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount. A confirmation of each transfer will be sent to you.

The policies are not designed for professional market timing organizations or highly active traders, including persons or entities that engage in programmed, large or frequent transfers among investment accounts and between the investment accounts and any available fixed account. As a consequence, we have reserved the right to impose certain restrictions on transfers as described in the “Market timing and disruptive trading risks” section of this prospectus. We also reserve the right to impose a fee of up to $25 for any transfer beyond an annual limit (which will not be less than twelve). No transfer fee will be imposed on any transfer from an investment account into a fixed account if the transfer occurs during the following periods:

30

  within 18 months after the policy’s Issue Date, or
  within 60 days after the later of the effective date of a material change in the investment objectives of any investment account or the date you are notified of the change.

Limitations on transfers to or from an investment account. Our current practice is to restrict transfers into or out of investment accounts to two per calendar month (except with respect to those policies described in the following paragraphs). For purposes of this restriction, and in applying the limitation on the number of free transfers, any transfers made during the period from the opening of a business day (usually 9:00 a.m. Eastern time) to the close of that business day (usually 4:00 p.m. Eastern time) are considered one transfer. You may, however, transfer to the Money Market B investment account even if the two transfer per month limit has been reached, but only if 100% of the account value in all investment accounts is transferred to the Money Market B investment account. If such a transfer to the Money Market B investment account is made, then for the 30 calendar day period after such transfer no transfers from the Money Market B investment account to any other accounts (fixed or investment) may be made. If your policy offers a dollar cost averaging or automatic asset allocation rebalancing program, any transfers pursuant to such program are not considered transfers subject to these restrictions on frequent trading. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Policies such as yours may be purchased by a corporation or other entity as a means to informally finance the liabilities created by an employee benefit plan, and to this end the entity may aggregately manage the policies purchased to match its liabilities under the plan. Policies sold under these circumstances are subject to special transfer restrictions. In lieu of the two transfers per month restriction, we will allow the policy owner under these circumstances to rebalance the investment options in its policies within the following limits: (i) during the 10 calendar day period after any policy values are transferred from one investment account into a second investment account, the values can only be transferred out of the second investment account if they are transferred into the Money Market B investment account; and (ii) any policy values that would otherwise not be transferable by application of the 10 day limit described above and that are transferred into the Money Market B investment account may not be transferred out of the Money Market B investment account into any other accounts (fixed or investment) for 30 calendar days. The restrictions described in this paragraph will be applied uniformly to all policy owners subject to the restrictions.

Subject to our approval, we may offer policies purchased by a corporation or other entity that has purchased policies to match its liabilities under an employee benefit plan, as described above, the ability to electronically rebalance the investment options in its policies. Under these circumstances, in lieu of imposing any specific limit upon the number and timing of transfers, we will monitor aggregate trades among the subaccounts for frequency, pattern and size for potentially harmful investment practices. If we detect trading activity that we believe may be harmful to the overall operation of any investment account or underlying portfolio, we may impose conditions on policies employing electronic rebalancing to submit trades, including setting limits upon the number and timing of transfers, and revoking privileges to make trades by any means other than written communication submitted via U.S. mail.

While we seek to identify and prevent disruptive frequent trading activity, it may not always be possible to do so. Therefore no assurance can be given that the restrictions we impose will be successful in preventing all disruptive frequent trading and avoiding harm to long-term investors. The restrictions described in these paragraphs will be applied uniformly to all policy holders subject to the restrictions.

Rule 22c-2 under the 1940 Act requires us to provide tax identification numbers and other policy owner transaction information to the Trust or to other investment companies in which the Separate Account invests, at their request. An investment company will use this information to identify any pattern or frequency of investment account transfers that may violate their frequent trading policy. An investment company may require us to impose trading restrictions in addition to those described above if violations of their frequent trading policy are discovered.

Limitations on transfers out of the fixed account. Transfers out of the fixed account option in any one policy year are limited to the greater of (i) the fixed account maximum transfer amount of $2,000, (ii) the fixed account maximum transfer percentage of 25% multiplied by the amount of the fixed account on the immediately preceding policy anniversary, or (iii) the amount transferred out of the fixed account during the previous policy year. Any transfer, that involves a transfer out of the fixed account may not involve a transfer to the Money Market B investment account.

We reserve the right to impose a minimum amount limit on transfers out of any fixed account. We also reserve the right to impose different restrictions on any additional fixed account that we may offer in the future.

31

Yearly maximum for allocations and transfers to the fixed account. Effective July 27, 2010, we will automatically issue all policies described in this prospectus with the Allocations and Transfers Endorsement. This endorsement limits the combined amount of premiums and policy value under your policy (and certain other policies) that may be allocated and/or transferred to all fixed accounts to $1,000,000 during the most recent 12 calendar months.

The above limit applies in aggregate to all policies of the same plan name in which you have an ownership interest (including policies owned by entities associated with you) and/or for which premiums are paid by a single payor (including entities associated with such payor). Any excess over such limit will be allocated or transferred to your other investment accounts according to your most recent allocation instructions. Any exceptions to the above limit will be made pursuant to uniform standards applied to all policyholders subject to this restriction.

Yearly maximum for transfers to and from an investment account. Effective July 27, 2010, we will automatically issue all policies described in this prospectus with the Allocations and Transfers Endorsement. This endorsement limits the amount of policy value under your policy (and certain other policies) that may be transferred to or from an investment account to $1,000,000 during the most recent 12 calendar months.

The above limit applies in aggregate to all policies of the same plan name in which you have an ownership interest (including policies owned by entities associated with you) and/or for which premiums are paid by a single payor (including entities associated with such payor). Any exceptions to the above limit will be made pursuant to uniform standards applied to all policyholders subject to this restriction. For policies issued prior to July 27, 2010, the maximum amount you may transfer without our approval to or from any account in any policy year is $1,000,000 on a per policy basis.

Dollar cost averaging. We may offer policy owners a dollar cost averaging (“DCA”) program. Under the DCA program, you will designate an amount that will be transferred monthly from one investment account into any other investment account(s) or the fixed account. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and you will be so notified. No fee is charged for this program.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Asset allocation balancer transfers. Under the asset allocation balancer program you will designate an allocation of policy value among investment accounts. We will move amounts among the investment accounts at specified intervals you select - annually, semi-annually, quarterly or monthly. A change to your premium allocation instructions will automatically result in a change in asset allocation balancer instructions so that the two are identical unless you either instruct us otherwise or have elected the dollar cost averaging program. No fee is charged for this program.

We reserve the right to cease to offer this program as of 90 days after written notice is sent to you.

Surrender and withdrawals

Surrender

You may surrender your policy in full at any time. If you do, we will pay you the policy value less any policy debt, and less any Surrender fee that applies (as described below). This is called your “net cash surrender value.” If you surrender your policy in connection with the purchase of a replacement policy, including a replacement intended to qualify as a tax free exchange under section 1035 of the Internal Revenue Code, there may also be a replacement fee deducted from the net cash surrender value. Also, if your policy is issued with the Surrender Fee Endorsement, we will deduct a Surrender fee if you surrender your policy during the first 7 policy years, provided the surrender is not subject to a Replacement fee (see “Description of charges at the policy level — Surrender fee”). You must return your policy when you request a surrender. We will process surrenders on the day we receive the surrender request (unless such day is not a business day, in which case we will process surrenders as of the business day next following the date of the receipt).

Withdrawals

After the first policy year, you may make a withdrawal of part of your net cash surrender value once in each policy month. Generally, each withdrawal must be at least $500. We will automatically reduce the policy value of your policy by the amount of the withdrawal. Unless otherwise specified by you, each account (fixed and investment) will be reduced in the same proportion as the policy value is then allocated among them. We will not permit a withdrawal if it would cause your net cash surrender value to fall below three months’ worth of monthly deductions (see “Deductions from policy value”). We also reserve the right to refuse any withdrawal that would cause the policy’s Total Face Amount to fall below $100,000 or the Base

32

Face Amount to fall below $50,000. Also, if your policy is issued with the Surrender Fee Endorsement, there may be a pro-rata Surrender fee deducted from your policy value (see “Description of charges at the policy level — Surrender fee”).

Because it reduces the policy value, any withdrawal will reduce your death benefit under either Option 1 or Option 2 (see “The death benefit”). Under Option 1, such a withdrawal may also reduce the Total Face Amount. Generally, any such reduction in the Total Face Amount will be implemented by first reducing any Supplemental Face Amount then in effect. You should consider a number of factors in determining whether to continue coverage in the form of Base Face Amount or Supplemental Face Amount (see “Base Face Amount vs. Supplemental Face Amount”). If such a reduction in Total Face Amount would cause the policy to fail the Internal Revenue Code’s definition of life insurance, we will not permit the withdrawal.

Policy loans

You may borrow from your policy at any time by completing a form satisfactory to us. The maximum amount you can borrow is the greater of (i) 90% of net cash surrender value and (ii) the amount determined as set out below.

  We first determine the net cash surrender value of your policy.
  We then subtract an amount equal to the monthly deductions then being deducted from policy value times the number of full policy months until the next policy anniversary.
  We then multiply the resulting amount by the difference between the effective annual rate then being charged on loans and the effective annual rate then being credited on the loan account.
  We then subtract the third item above from the second item above.

The minimum amount of each loan is $500. The interest charged on any loan is an effective annual rate of 3.75% in the first 10 policy years and 3.00% thereafter. However, we reserve the right to increase the percentage to 4.00% in the first ten policy years and 3.25% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. Unless otherwise specified by you, the amount of the loan is deducted from the accounts (fixed and investment) in the same proportion as the policy value is then allocated among them. The amount of the loan is then placed in a special loan account. This special loan account will earn interest at an effective annual rate of 3.00%. The tax consequences of a loan interest credited differential of 0% are unclear. You should consult a tax adviser before effecting a loan to evaluate possible tax consequences. If we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to increase the rate charged on the loan to a rate that would, in our reasonable judgment, result in the transaction being treated as a loan under Federal tax law. We process policy loans as of the business day on or next following the day we receive the loan request.

Repayment of policy loans

You can repay all or part of a loan at any time. Each repayment will be allocated among the accounts as set out below.

  The same proportionate part of the loan as was borrowed from any fixed account will be repaid to that fixed account.
  The remainder of the repayment will be allocated among the accounts in the same way a new premium payment would be allocated (unless otherwise specified by you).

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments. We process loan repayments as of the day we receive the repayment.

Effects of policy loans

The policy value, the net cash surrender value, and any death benefit are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the accounts and placed in a special loan account. The accounts and the special loan account will generally have different rates of investment return.

The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

Taking out a loan on the policy increases the risk that the policy may lapse because of the difference between the interest rate charged on the loan and the interest rate credited to the special loan account. Also, whenever the outstanding loan equals or exceeds your policy value after the insured person reaches age 121, the policy will terminate 31 days after we have mailed notice of termination to you (and to any assignee of record at such assignee’s last known address) specifying the amount that

33

must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period. Policy loans may also result in adverse tax consequences under certain circumstances (see “Tax considerations”).

Description of charges at the policy level

Deductions from policy value

  Deferred premium charge - At the end of each policy year, we calculate a deferred premium charge on the basis of the total of the premiums paid during that policy year, multiplied by a rate not to exceed 0.13% (15% on a cumulative basis). The premium charge is then assessed monthly over ten policy years in 120 equal monthly amounts.
  Administrative charge - A monthly charge to help cover our administrative costs. This is a flat dollar charge of $15.
  Base Face Amount charge - A monthly charge to primarily help cover sales costs. To determine the charge we multiply the amount of Base Face Amount at issue by a rate that varies by duration (policy year) and by the insured person’s sex, risk classification, and issue age. We reserve the right to increase the rate and the charge period (see Fee Table).
  Cost of insurance charge - A monthly charge for the cost of insurance. To determine the charge, we multiply the net amount of insurance for which we are then at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost of insurance rates that we currently apply are generally less than the maximum rates. The current rates will never be more than the maximum rates shown in the policy. The cost of insurance we use will depend on age of the insured person at issue, the insurance risk characteristics and (usually) sex of the insured person, and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as the insured person‘s age increases. (The insured person’s “age” on any date is his or her age on the birthday nearest that date.) For death benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

  (a) is the Total Face Amount, plus the death benefit payable under any Supplementary Benefit riders where charges are deducted from the Policy Value and are based on the Net Amount at Risk, as of the first day of the Policy Month, divided by 1.0024663; and

  (b) is the policy value as of the first day of the Policy Month after the deduction of all other monthly deductions.

Since the net amount at risk for death benefit Option 1 is based on a formula that includes as factors the death benefit and the policy value, the net amount at risk is affected by the investment performance of the investment accounts chosen, payment of premiums and charges assessed.

If the minimum death benefit is greater than the Total Face Amount, the cost of insurance charge will reflect the amount of that additional benefit.

For death benefit Option 2, the net amount at risk is equal to the Total Face Amount of insurance divided by 1.0024663.

  Replacement fee - A Replacement fee is imposed for the first ten policy years if you surrender your policy in connection with the purchase of a replacement policy, including a replacement intended to qualify as a tax free exchange under section 1035 of the Internal Revenue Code. The fee is a percentage of the premiums we receive in the first policy year that do not exceed the Replacement Fee Calculation Limit stated in your policy. The percentage applied is dependent upon the policy year during which replacement occurs and grades down proportionately at the beginning of each policy month until it reaches zero. The Replacement Fee Calculation Limit varies by issue age, sex and the amount of Base Face Amount and Supplemental Face Amount elected at issue.
  Surrender fee - We will automatically include the Surrender Fee Endorsement with all policies described in this prospectus, which are issued on or after July 27, 2010, that we determine according to our underwriting standards present a heightened risk of early termination. These standards will be (i) designed to identify cases that expose us to potential increased costs resulting from early surrenders or withdrawals, (ii) will be uniformly applied and reasonable, and (iii) will not unfairly discriminate against any purchaser. For example, we will take into account factors such as the nature of the purchaser (individual or corporate), the size and business type of any corporate purchaser, and the purposes for which the insurance is being purchased.

If your policy is issued with the Surrender Fee Endorsement, we will assess a fee upon the surrender of your policy during the first 7 policy years (if such surrender is not subject to a Replacement fee). The charge deducted will be equal to the percentage shown in your policy multiplied by the lesser of either the sum of premiums paid to date at the

34

time the charge is applied or the Calculation Limit shown in the policy. The Calculation Limit varies by issue age, sex of the insured person and policy duration. The percentage applied is dependent upon the policy year during which the transaction occurs.

For example, assume a policy owner with the Surrender Fee Endorsement requests a full surrender in policy year 5, where the Calculation Limit equals $60,000, the total premiums paid to date equals $50,000 and the applicable Surrender fee percentage for policy year 5 is 3%. The resulting Surrender fee for the full surrender will equal $1,500 (3% multiplied by the lesser of $60,000 or $50,000). No Replacement fee is assessed.

A pro-rata portion of the Surrender fee will be deducted upon a request for a withdrawal during the first 7 policy years. The pro-rata Surrender fee is equal to the Surrender fee at the time of the withdrawal multiplied by the ratio of (a) divided by (b); where (a) and (b) equal the following:

  (a) is the lesser of:

(1)	the amount of the withdrawal currently being taken, or
(2)	the excess, if any, of the sum of all premiums paid to date at the time of the withdrawal, minus the sum of all withdrawals previously taken; and

  (b) is the sum of all premiums paid to date at the time of withdrawal.

The sum of all pro-rata Surrender fees applicable to withdrawals will never exceed the amount of the Surrender fee at the time of the withdrawal. We will deduct any applicable pro-rata Surrender fee in the same manner that we deduct monthly deductions. If a Replacement fee will be deducted with respect to the surrender of this policy, any pro-rata portion of the Surrender fee which has been deducted during the first 7 policy years will be subtracted from the amount of the Replacement fee which would otherwise be deducted.

For example, assume a policy owner with the Surrender Fee Endorsement has taken a withdrawal for which we assessed a pro-rata Surrender fee of $1,000. If the policy is later replaced or exchanged after the Surrender fee charge period, and the applicable Replacement fee is determined to be $3,000, then we would assess a reduced Replacement fee equal to $2,000 ($3,000-$1,000).

  Asset-based risk charge - A monthly charge to help cover sales, administrative and other costs. The charge is a percentage of that portion of your policy value allocated to investment accounts. This charge does not apply to the current fixed account.
  Supplementary benefits charges - A charge for any supplementary insurance benefits added to the policy by means of a rider.
  Loan interest rate - The maximum loan interest charged on any loan is shown in the Fee Tables and described under “Policy loans” in this prospectus.
  Transfer fee - We currently do not impose a fee upon transfers of policy value among the investment options, but reserve the right to do so in the policy (see “Transfers of existing policy value”).

Additional information about how certain policy charges work

Sales expenses and related charges

The deferred premium and Base Face Amount charges help to compensate us for the cost of selling our policies (see “Description of charges at the policy level”). The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the deferred premium and Base Face Amount charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including the asset-based risk charge and other charges with respect to the policies, or from our general assets. Similarly, administrative expenses not fully recovered by the administrative charge may also be recovered from such other sources.

Method of deduction

We deduct the monthly deductions described in the Fee Tables section from your policy’s accounts (fixed and investment) in proportion to the amount of policy value you have in each, unless otherwise specified by you.

35

Reduced charges for eligible classes

The charges otherwise applicable may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association’s capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

Other charges we could impose in the future

Except for a portion of the deferred premium charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment accounts. However, we expect that no such charge will be necessary.

A portion of the deferred premium charge is used to cover premium taxes. Currently, the premium tax in New York is 0.7% of each premium payment.

Under current laws, we may incur state and local taxes (in addition to premium taxes). At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

Description of charges at the portfolio level

The portfolios must pay investment management fees and other operating expenses. These fees and expenses (shown in the tables of portfolio annual expenses under “Fee Tables”) are different for each portfolio and reduce the investment return of each portfolio. Therefore, they also indirectly reduce the return you will earn on any investment accounts you select. Expenses of the portfolios are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

Other policy benefits, rights and limitations

Optional supplementary benefit riders you can add

When you apply for a policy, you can request any of the optional supplementary benefit riders that we then make available. Our rules and procedures will govern eligibility for any rider and, in some cases, the configuration of the actual rider benefits. Each rider contains specific details that you should review before you decide to choose the rider. Charges for most riders will be deducted from the policy value. We may change these charges (or the rates that determine them), but not above any applicable maximum amount stated in the Policy Specifications page of your policy. We may add to, delete from or modify the list of optional supplementary benefit riders.

  Change of Life Insured Rider - This rider is only available to certain owners purchasing the policy in connection with the financing of employee benefit plan obligations. If you elect this rider, you may change the life insured on or after the second policy anniversary. You must have an insurable interest in the new life insured, and the new life insured must consent in writing to the change. We will require evidence which satisfies us of the new life insured’s insurability, and the premiums and charges after the change date will reflect the new life insured’s age, sex, risk classification and any additional rating which applies. Supplementary benefit riders on the old life insured will be canceled as of the change date. Supplementary benefits riders may be added on the new life insured as of the change date, subject to our normal requirements and restrictions for such benefits. The incontestability and suicide provisions of the policy will apply to the Total Face Amount beginning anew as of the change date.
  Overloan Protection Rider - This rider will prevent your policy from lapsing on any date if policy debt exceeds the death benefit. The benefit is subject to a number of eligibility requirements relating to, among other things, the
  36

  number of years the policy has been in force, the attained age of the life insured, the death benefit option elected and the tax status of the policy.

When the Overloan Protection Benefit in this rider is invoked, all values in the investment accounts are immediately transferred to the fixed account and will continue to grow at the current fixed account interest rate. Transfer fees do not apply to these transfers. Thereafter, policy changes and transactions are limited as set forth in the rider; for example, death benefit increases or decreases, additional premium payments, policy loans, withdrawals, surrender and transfers are no longer allowed. Any outstanding policy debt will remain. Interest will continue to be charged at the policy’s specified loan interest rate, and the policy’s loan account will continue to be credited with the policy’s loan interest credited rate. Any supplementary benefit rider requiring a monthly deduction will automatically be terminated.

When the Overloan Protection Rider causes the policy to be converted into a fixed policy, there is risk that the Internal Revenue Service could assert that the policy has been effectively terminated and that the outstanding loan balance should be treated as a distribution. Depending on the circumstances, all or part of such deemed distribution may be taxable as income. You should consult a tax adviser as to the risks associated with the Overloan Protection Rider.

  Return of Premium Death Benefit Rider - You may elect to have your policy issued with an optional Return of Premium Death Benefit Rider. This rider provides an additional death benefit payable upon the death of the insured person. The Return of Premium Death Benefit has an initial value equal to your initial premium times the “Percentage of Premium” you select (which may range between 0% and 100%). We show the Percentage of Premium you select in the Policy Specifications page. If you elected increases to your Supplemental Face Amount, you may not elect this rider.

You may increase the initial Return of Premium Death Benefit in two ways:

  You may make additional premium payments. We will apply the Percentage of Premium stated in the Policy Specifications page to the premium payment and increase your Return of Premium Death Benefit by that amount at the time you make the payment.
  You may elect a Return of Premium Death Benefit Increase Rate. You may elect an annual effective rate from 0 - 5% to increase your Return of Premium Death Benefit. We show the rate you elect in the Policy Specifications page. The Return of Premium Death Benefit will accumulate monthly at the Return of Premium Death Benefit Increase Rate you select.

This benefit is only available to you if you elect death benefit Option 1.

Variations in policy terms

We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under “Reduced charges for eligible classes.” Also, the guaranteed limit on the asset-based risk charge varies based on the amount of Base Face Amount and Supplemental Face Amount elected at issue as shown in the “Fee Tables.” No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge. Where approved, we may offer policies covering members of an employee or other group on a “Guaranteed Issue” or a “Simplified Issue” basis. In these cases, the Base Face Amount charges and cost of insurance charges may differ from the rates applied if traditional underwriting procedures are followed.

Any variation discussed above will be made only in accordance with uniform rules that we adopt and that we apply fairly to our customers.

Procedures for issuance of a policy

Generally, the policy is available with a minimum Total Face Amount at issue of $100,000 and a minimum Base Face Amount at issue of $50,000. At the time of issue, the insured person must have an attained age of no more than 90. The insured person must meet certain health and other insurance risk criteria called “underwriting standards.”

Policies issued in connection with certain employee plans will not directly reflect the sex of the insured person in either the premium rates or the charges or values under the policy.

37

Commencement of insurance coverage

After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured person’s risk classification should be. After we approve an application for a policy and assign an appropriate insurance risk classification, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the insured person dies (except for the circumstances described under “Temporary coverage prior to policy delivery” below).

The policy will take effect only if all of the following conditions are satisfied:

  The policy is delivered to and received by the applicant.
  The Minimum Initial Premium is received by us.
  The insured person is living and there has been no deterioration in the insurability of the insured person since the date of the application.

The date all of the above conditions are satisfied is referred to in this prospectus as the “Contract Completion Date.” If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the “Policy Date.” That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the Policy Date.

Backdating

Under limited circumstances, we may backdate a policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a policy be backdated earlier than six months from the date of application for the policy, the earliest date allowed by New York state law. The most common reasons for backdating are to preserve a younger age at issue for the insured person or to retain a common monthly deduction date in certain corporate-owned life insurance cases involving multiple policies issued over time. If used to preserve age, backdating will result in lower insurance charges. However, monthly deductions will begin earlier than would otherwise be the case. Monthly deductions for the period the Policy Date is backdated will actually be deducted from policy value on the Contract Completion Date.

Temporary coverage prior to policy delivery

If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary term life insurance coverage on the insured person for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the Temporary Life Insurance Agreement and Receipt attached to the application for the policy, including conditions to coverage and limits on amount and duration of coverage.

Monthly deduction dates

Each charge that we deduct monthly is assessed against your policy value at the close of business on the Policy Date and at the close of the first day in each subsequent policy month.

Changes that we can make as to your policy

We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. These changes include those listed below:

  Changes necessary to comply with or obtain or continue exemptions under the Federal securities laws.
  Combining or removing fixed accounts or investment accounts.
  Changes in the form of organization of any separate account.

Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

38

The owner of the policy

Who owns the policy? That’s up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the accounts in which to invest or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we’ve used the term “you” in this prospectus, we’ve assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

While the insured person is alive, you will have a number of options under the policy. These options include those listed below:

  Determine when and how much you invest in the various accounts.
  Borrow or withdraw amounts you have in the accounts.
  Change the beneficiary who will receive the death benefit.
  Change the amount of insurance.
  Turn in (i.e., “surrender”) the policy for the full amount of its net cash surrender value.
  Choose the form in which we will pay out the death benefit or other proceeds.

It is possible to name so-called “joint owners” of the policy. If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Policy cancellation right

You have the right to cancel your policy within ten days after you receive it. This is often referred to as the “free look” period. During this period, your premiums will be allocated as described under “Processing premium payments” in this prospectus. To cancel your policy, simply deliver or mail the policy to:

  John Hancock NY at either of the addresses shown on the back cover of this prospectus, or the John Hancock NY representative who delivered the policy to you.

The date of cancellation will be the date of such mailing or delivery. You will receive a refund of any premiums you’ve paid.

Reports that you will receive

At least annually, we will send you a statement setting forth at least the following information as of the end of the most recent reporting period: the amount of the death benefit, the portion of the policy value in the fixed account and in each investment account, premiums received and charges deducted from premiums since the last report, any outstanding policy loan (and interest charged for the preceding policy year), and any further information required by law. Moreover, you also will receive confirmations of premium payments, transfers among accounts, policy loans, partial withdrawals and certain other policy transactions.

Semi-annually we will send you a report containing the financial statements of the portfolios, including a list of securities held in each portfolio.

Assigning your policy

You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive a copy of the assignment at our Service Office. Nor are we responsible for the validity of the assignment or its efficacy in meeting your objectives. An absolute assignment is a change of ownership. All collateral assignees of record must usually consent to any surrender, withdrawal or loan from the policy.

39

When we pay policy proceeds

General

We will ordinarily pay any death benefit, withdrawal, surrender value or loan within seven days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don’t have information about the desired manner of payment within seven days after the date we receive documentation of the insured person’s death, we will pay the proceeds as a single sum.

Delay to challenge coverage

We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified by New York state law.

Delay for check clearance

We reserve the right to defer payment of that portion of your policy value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed fifteen days) to allow the check to clear the banking system. We will not delay payment longer than necessary for us to verify a check has cleared the banking system.

Delay of separate account proceeds

We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from an investment account if (1) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (2) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the policy value; or (3) the SEC by order permits the delay for the protection of owners. Transfers and allocations of policy value among the investment accounts may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

Delay of general account surrender proceeds

New York state law allows us to defer payment of any portion of the net cash surrender value derived from the fixed account for up to six months. These laws were enacted many years ago to help insurance companies in the event of a liquidity crisis.

How you communicate with us

General rules

You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock NY Service Office at the appropriate address shown on the back cover.

Under our current rules, certain requests must be made in writing and be signed and dated by you. Those requests include the following.

  loans
  surrenders or withdrawals
  change of death benefit option
  increase or decrease in Face Amount
  change of beneficiary
  election of payment option for policy proceeds
  tax withholding elections
  election of telephone/internet transaction privilege

The following requests may be made either in writing (signed and dated by you) or by telephone or fax or through the Company’s secured website, if a special form is completed (see “Telephone, facsimile and internet transactions” below).

40

  transfers of policy value among accounts
  change of allocation among accounts for new premium payments

You should mail or express all written requests to our Service Office at the appropriate address shown on the back cover. You should also send notice of the insured person’s death and related documentation to our Service Office. We do not consider that we’ve “received” any communication until such time as it has arrived at the proper place and in the proper and complete form.

We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from our Service Office or your John Hancock NY representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn’t include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered “received” by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone, facsimile and internet transactions

If you complete a special authorization form, you can request transfers among accounts and changes of allocation among accounts simply by telephoning us at 1-800-521-1234 or by faxing us at 1-617-572-1571 or through the Company’s secured website. Any fax or internet request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the accounts involved. We will honor telephone and internet instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone/internet transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line or internet usage. If this occurs, you should submit your request in writing.

If you authorize telephone or internet transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone or internet instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions which are reasonably designed to confirm that instructions received by telephone or internet are genuine. These procedures include requiring personal identification, the use of a unique password for internet authorization, recording of telephone calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone or internet are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

As stated earlier in this prospectus, the policies are not designed for professional market timing organizations or other persons or entities that use programmed, large or frequent transfers among investment options. To discourage disruptive trading, we have imposed certain transfer restrictions (see “Transfers of existing policy value”). In addition, we also reserve the right to change our telephone, facsimile and internet transaction privileges outlined in this section at any time, and to suspend or terminate any or all of those privileges with respect to any owners who we feel are abusing the privileges to the detriment of other owners.

Distribution of policies

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the Trust, whose securities are used to fund certain investment accounts under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate, Signator Investors, Inc., is one such broker-dealer. In addition, we, either directly or through JH Distributors, have entered into agreements with other financial intermediaries that provide marketing, sales support and certain administrative services to

41

help promote the policies (“financial intermediaries”). In a limited number of cases, we have entered into loans, leases or other financial agreements with these broker-dealers or financial intermediaries or their affiliates.

Compensation

The broker-dealers and other financial intermediaries that distribute or support the marketing of our policies may be compensated by means of various compensation and revenue sharing arrangements. A general description of these arrangements is set out below under “Standard compensation” and “Additional compensation and revenue sharing.” These arrangements may differ between firms, and not all broker-dealers or financial intermediaries will receive the same compensation and revenue sharing benefits for distributing our policies. Also, a broker-dealer may receive more or less compensation or other benefits for the promotion and sale of our policy than it would expect to receive from another issuer.

Under their own arrangements, broker-dealers determine how much of any amounts received from us is to be paid to their registered representatives. Our affiliated broker-dealer, Signator Investors, Inc., may pay its registered representatives additional compensation and benefits, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Policy owners do not pay any compensation or revenue sharing benefits directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying fund’s distribution plan (“12b-1 fees”), the fees and charges imposed under the policy and other sources.

You should contact your registered representative for more information on compensation arrangements in connection with your purchase of a policy. We provide additional information on special compensation or reimbursement arrangements involving broker-dealers and other financial intermediaries in the Statement of Additional Information, which is available upon request.

Standard compensation. JH Distributors pays compensation to broker-dealers for the promotion and sale of the policies, and for providing ongoing service in relation to policies that have already been purchased. We may also pay a limited number of broker-dealers commissions or overrides to “wholesale” the policies; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. The compensation paid is not expected to exceed 35% of target premium, and 5% of premium in excess of target, paid in the first policy year, 7% of target and 5% of excess premium paid in years 2-5, 5% of target and excess premium paid in years 6-10 and 0% thereafter. In addition, JH Distributors is expected to pay compensation in policy years 6-15 not exceeding 0.15% of the net cash surrender value and 0.10% of the net cash surrender value in years 16 and thereafter, with the net cash surrender value determined as of the end of each previous policy anniversary. You should consider that the amount of compensation paid to the selling broker-dealer will generally be less if you elect greater portions of Supplemental Face Amount at issue. This compensation schedule is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders).

Additional compensation and revenue sharing. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we may enter into special compensation or reimbursement arrangements (“revenue sharing”), either directly or through JH Distributors, with selected broker-dealers and other financial intermediaries. In consideration of these arrangements, a firm may feature our policy in its sales system, give us preferential access to sales staff, or allow JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force. We hope to benefit from these revenue sharing and other arrangements through increased sales of our policies.

Selling broker-dealers and other financial intermediaries may receive, directly or indirectly, additional payments in the form of cash, other compensation or reimbursement. These additional compensation or reimbursement arrangements may include, for example, payments in connection with the firm’s “due diligence” examination of the policies, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public or client seminars, advertising and sales campaigns regarding the policies, payments to assist a firm in connection with its systems, operations and marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions, and/or

42

other contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash or other rewards as may be permitted under FINRA rules and other applicable laws and regulations.

Tax considerations

This description of Federal income tax consequences is only a brief summary and is neither exhaustive nor authoritative. It was written to support the promotion of our products. It does not constitute legal or tax advice, and it is not intended to be used and cannot be used to avoid any penalties that may be imposed on you. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax adviser. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively. The policy may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the value of using the policy in any such arrangement depends in part on the tax consequences, a qualified tax adviser should be consulted for advice.

General

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of the Separate Account in our taxable income and take deductions for investment income credited to our policy holder reserves. We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge the Separate Account for any resulting income tax costs, other than a charge we may impose against the Separate Account to compensate us for the cost of a delay in the deductibility of deferred acquisition costs (the “DAC tax” adjustment) pursuant to section 848 of the Internal Revenue Code. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the series funds. These benefits can be material. We do not pass these benefits through to the Separate Account, principally because: (i) the deductions and credits are allowed to us and not the policy owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on the Separate Account assets that is passed through to policy owners.

The policies permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the policies or the Separate Account. Currently, we do not anticipate making any specific charge for such taxes other than any DAC tax charge and premium taxes where applicable. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

Death benefit proceeds and other policy distributions

Generally, death benefits paid under policies such as yours are not subject to income tax unless policy ownership has been transferred in exchange for payment. Earnings on your policy value are ordinarily not subject to income tax as long as we don’t pay them out to you. If we do pay out any amount of your policy value upon surrender or partial withdrawal, all or part of that distribution would generally be treated as a return of the premiums you’ve paid and not subjected to income tax. However certain distributions associated with a reduction in death benefit or other policy benefits within the first fifteen years after issuance of the policy are ordinarily taxable in whole or in part. Amounts you borrow are generally not taxable to you.

However, some of the tax rules change if your policy becomes a modified endowment contract. This can happen if you’ve paid premiums in excess of limits prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind, including loans. (See “7-pay premium limit and modified endowment contract status” below.)

We expect the policy to receive the same Federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code defines a life insurance contract for Federal tax purposes. For a policy to be treated as a life insurance contract, it must satisfy either the cash value accumulation test or the guideline premium test. These tests limit the amount of premium that you may pay into the policy. We will monitor compliance with these standards. If we determine that a policy does not satisfy section 7702, we may take whatever steps are appropriate and reasonable to bring it into compliance with section 7702.

If the policy complies with section 7702, the death benefit proceeds under the policy ordinarily should be excludable from the beneficiary’s gross income under section 101 of the Internal Revenue Code. (As noted above, a transfer of the policy for valuable consideration may limit the exclusion of death benefits from the beneficiary’s income.)

43

Increases in policy value as a result of interest or investment experience will not be subject to Federal income tax unless and until values are received through actual or deemed distributions. In general, unless the policy is a modified endowment contract, the owner will be taxed only on the amount of distributions that exceed the premiums paid under the policy. An exception to this general rule occurs in the case of a decrease in the policy’s death benefit or any other change that reduces benefits under the policy in the first fifteen years after the policy is issued and that results in a cash distribution to the policy owner. Changes that reduce benefits include partial withdrawals, death benefit option changes, and distributions required to keep the policy in compliance with section 7702. For purposes of this rule any distribution within the two years immediately before a reduction in benefits will also be treated as if it were a result of the reduction. A cash distribution that reduces policy benefits will be taxed in whole or in part (to the extent of any gain in the policy) under rules prescribed in section 7702. The taxable amount is subject to limits prescribed in section 7702(f)(7). Any taxable distribution will be ordinary income to the owner (rather than capital gain).

Distributions for tax purposes include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy’s ownership.

It is possible that, despite our monitoring, a policy might fail to qualify as a life insurance contract under section 7702 of the Internal Revenue Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if any of the funds failed to meet certain investment diversification or other requirements of the Internal Revenue Code. If this were to occur, you would be subject to income tax on the income credited to the policy from the date of issue to the date of the disqualification and for subsequent periods.

Tax consequences of ownership or receipt of policy proceeds under Federal, state and local estate, inheritance, gift and other tax laws will depend on the circumstances of each owner or beneficiary. If the person insured by the policy is also its owner, either directly or indirectly through an entity such as a revocable trust, the death benefit will be includible in his or her estate for purposes of the Federal estate tax. If the owner is not the person insured, the value of the policy will be includible in the owner’s estate upon his or her death. Even if ownership has been transferred, the death proceeds or the policy value may be includible in the former owner’s estate if the transfer occurred less than three years before the former owner’s death or if the former owner retained certain kinds of control over the policy. You should consult your tax adviser regarding these possible tax consequences.

Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy’s ownership or making any assignment of ownership interests.

Policy loans

We expect that, except as noted below (see “7-pay premium limit and modified endowment contract status”), loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, if the policy terminates for any reason other than the payment of the death benefit, the amount of any outstanding loan that was not previously considered income will be treated as if it had been distributed to the owner upon such termination. This could result in a considerable tax bill. Under certain circumstances involving large amounts of outstanding loans, you might find yourself having to choose between high premiums required to keep your policy from lapsing and a significant tax burden if you allow the lapse to occur.

Diversification rules and ownership of the Account

Your policy will not qualify for the tax benefits of a life insurance contract unless the Account follows certain rules requiring diversification of investments underlying the policy. In addition, the rules require that the policy owner not have “investor control” over the underlying assets.

In certain circumstances, the owner of a variable life insurance policy may be considered the owner, for Federal income tax purposes, of the assets of the separate account used to support the policy. In those circumstances, income and gains from the separate account assets would be includible in the policy owner’s gross income. The Internal Revenue Service (“IRS”) has stated in published rulings that a variable policy owner will be considered the owner of separate account assets if the policy owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets.” As of the date of this prospectus, no comprehensive guidance on this point has been issued.

44

In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life insurance or annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your policy are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that policyholders were not owners of separate account assets. Since you have greater flexibility in allocating premiums and policy values than was the case in those rulings, it is possible that you would be treated as the owner of your policy’s proportionate share of the assets of the Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that the funds will be able to operate as currently described in the series funds’ prospectuses, or that a series fund will not have to change any fund’s investment objectives or policies. We have reserved the right to modify your policy if we believe doing so will prevent you from being considered the owner of your policy’s proportionate share of the assets of the Account, but we are under no obligation to do so.

7-pay premium limit and modified endowment contract status

At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

The 7-pay limit at any time during the first seven contract years is the total of net level premiums that would have been payable at or before that time under a comparable fixed policy that would be fully “paid-up” after the payment of seven equal annual premiums. “Paid-up” means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first seven policy years exceed the 7-pay limit, the policy will be treated as a modified endowment contract, which can have adverse tax consequences.

Policies classified as modified endowment contracts are subject to the following tax rules:

  First, all partial withdrawals from such a policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the policy value immediately before the withdrawal over the investment in the policy at such time. If you own any other modified endowment contracts issued to you in the same calendar year by the same insurance company or its affiliates, their values will be combined with the value of the policy from which you take the withdrawal for purposes of determining how much of the withdrawal is taxable as ordinary income.
  Second, loans taken from or secured by such a policy and assignments or pledges of any part of its value are treated as partial withdrawals from the policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as an additional loan.
  Third, a 10% additional penalty tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:
  is made on or after the date on which the policy owner attains age 59½;
  is attributable to the policy owner becoming disabled; or
  is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policy owner or the joint lives (or joint life expectancies) of the policy owner and the policy owner’s beneficiary.

These exceptions to the 10% additional tax do not apply in situations where the policy is not owned by an individual.

Furthermore, any time there is a “material change” in a policy, the policy will begin a new 7-pay testing period as if it were a newly-issued policy. The material change rules for determining whether a policy is a modified endowment contract are complex. In general, however, the determination of whether a policy will be a modified endowment contract after a material change depends upon the relationship among the death benefit of the policy at the time of such change, the policy value at the time of the change, and the additional premiums paid into the policy during the seven years starting with the date on which the material change occurs.

Moreover, if there is a reduction in benefits under a policy (such as a reduction in the death benefit or the reduction or cancellation of certain rider benefits) during a 7-pay testing period, the 7-pay limit will generally be recalculated based on the reduced benefits and the policy will be re-tested from the beginning of the 7-pay testing period using the lower limit. If the premiums paid to date at any point during the 7-pay testing period are greater than the recalculated 7-pay limit, the policy will become a modified endowment contract.

45

If your policy is issued as a result of an exchange subject to section 1035 of the Internal Revenue Code, it may be considered to be a modified endowment contract if the death benefit under the new policy is smaller than the death benefit under the exchanged policy, or if you reduce coverage in your new policy after it is issued. Therefore, if you desire to reduce the face amount as part of a 1035 exchange, a qualified tax adviser should be consulted for advice. A new policy issued in exchange for a modified endowment contract will also be a modified endowment contract regardless of any change in the death benefit.

All modified endowment contracts issued by the same insurer (or its affiliates) to the same owner during any calendar year generally are required to be treated as one contract for the purpose of applying the rules on taxation of withdrawals from modified endowment contracts. You should consult your tax adviser if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 retirement plans

The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of section 401 of the Internal Revenue Code. If so, the Internal Revenue Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Internal Revenue Code.

Withholding

To the extent that policy distributions to you are taxable, they are generally subject to withholding for your Federal income tax liability. However if you reside in the United States, you can generally choose not to have tax withheld from distributions.

Life insurance purchases by residents of Puerto Rico

In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service ruled that income received by residents of Puerto Rico under a life insurance policy issued by a United States company is U.S.-source income that is subject to United States Federal income tax.

Life insurance purchases by non-resident aliens

If you are not a U.S. citizen or resident, you will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, you may be subject to state and/or municipal taxes and taxes imposed by your country of citizenship or residence. You should consult with a qualified tax adviser before purchasing a policy.

Financial statements reference

The financial statements of John Hancock NY and the Account can be found in the Statement of Additional Information. The financial statements of John Hancock NY should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock NY to meet its obligations under the policies. Our general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

Registration statement filed with the SEC

This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

Independent registered public accounting firm

The financial statements of John Hancock Life Insurance Company of New York at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2010, and for each of the two years in the period ended December 31, 2010, appearing in the Statement of Additional Information of the Registration Statement have been

46

audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

47

In addition to this prospectus, John Hancock NY has filed with the SEC a Statement of Additional Information (the “SAI”) which contains additional information about John Hancock NY and the Separate Account, including information on our history, services provided to the Separate Account, legal and regulatory matters and the audited financial statements for John Hancock NY and the Separate Account. The SAI and personalized illustrations of death benefits, policy values and surrender values are available, without charge, upon request. You may obtain the personalized illustrations from your John Hancock NY representative. The SAI may be obtained by contacting the John Hancock NY Service Office. You should also contact the John Hancock NY Service Office to request any other information about your policy or to make any inquiries about its operation.

SERVICE OFFICE
Express Delivery	Mail Delivery
Specialty Products 197 Clarendon Street, C-6 Boston, MA 02117	Specialty Products & Distribution P.O. Box 192 Boston, MA 02117
Phone:	Fax:
1-800-521-1234	1-617-572-1571

Information about the Account (including the SAI) can be reviewed and copied at the SEC’s Public Reference Branch, 100 F Street, NE, Room 1580, Washington, DC, 20549. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-5850. Reports and other information about the Account are available on the SEC’s Internet website at http://www.sec.gov. Copies of such information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, DC 20549-0102.

1940 Act File No. 811-8329  —  1933 Act File No. 333-152408

Statement of Additional Information

dated May 2, 2011

for interests in

John Hancock Life Insurance Company of New York Account B (“Registrant”)

Interests are made available under

CORPORATE VUL

a flexible premium variable universal life insurance policy issued by

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

(“John Hancock NY”)

This is a Statement of Additional Information (“SAI”). It is not the prospectus. The prospectus, dated the same date as this SAI, may be obtained from a John Hancock NY representative or by contacting the John Hancock NY Servicing Office at Specialty Products, 197 Clarendon Street, C-6, Boston, MA 02117 or telephoning 1-800-521-1234.

Description of the Depositor

Under the Federal securities laws, the entity responsible for organization of the registered separate account underlying the variable life insurance policy is known as the “Depositor”. The Depositor is John Hancock NY, a stock life insurance company organized under the laws of New York in 1992. We are a licensed life insurance company in the state of New York. Until 2004, John Hancock NY had been known as The Manufacturers Life Insurance Company of New York.

John Hancock NY is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.), a life insurance company domiciled in Michigan. Our ultimate parent is Manulife Financial Corporation (“MFC”), a publicly traded company based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.

Description of the Registrant

Under the Federal securities laws, the registered separate account underlying the variable life insurance policy is known as the “Registrant.” In this case, the Registrant is John Hancock Life Insurance Company of New York Separate Account B (the “Account”), a separate account established by John Hancock NY under New York law. The variable investment options shown on page 1 of the prospectus are subaccounts of the Account. The Account meets the definition of “separate account” under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the Securities and Exchange Commission (“SEC”) of the management of the Account or of John Hancock NY.

New subaccounts may be added and made available to policy owners from time to time. Existing subaccounts may be modified or deleted at any time.

Services

Administration of policies issued by John Hancock NY and of registered separate accounts organized by John Hancock NY may be provided by other affiliates. Neither John Hancock NY nor the separate accounts are assessed any charges for such services.

Custodianship and depository services for the Registrant are provided by State Street Investment Services (“State Street”). State Street’s address is 2 Avenue De Lafayette, LCC5N, Boston, Massachusetts, 02111.

Independent Registered Public Accounting Firm

The financial statements of John Hancock Life Insurance Company of New York at December 31, 2010 and 2009, and for each of the three years in the period ended December 31, 2010, and the financial statements of John Hancock Life Insurance Company of New York Separate Account B at December 31, 2010, and for each of the two years in the period ended December 31, 2010, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst &Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Legal and Regulatory Matters

There are no legal proceedings to which the Depositor, the Account or the principal underwriter is a party or to which the assets of the Account are subject that are likely to have a material adverse effect on the Account or the ability of the principal underwriter to perform its contract with the Account or of the Depositor to meet its obligations under the policies.

On June 25, 2007, John Hancock Investment Management Services, LLC (the “Adviser”) and John Hancock Distributors LLC (the “Distributor”) and two of their affiliates (collectively, the “John Hancock Affiliates”) reached a settlement with the SEC that resolved an investigation of certain practices relating to the John Hancock Affiliates’ variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust funds that participated in the Adviser’s commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of fund shares in April 2004.

Principal Underwriter/Distributor

John Hancock Distributors LLC (“JH Distributors”), a Delaware limited liability company affiliated with us, is the principal distributor and underwriter of the securities offered through this prospectus. JH Distributors acts as the principal distributor of a number of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of John Hancock Trust (the “Trust”), whose securities are used to fund certain variable investment options under the policies and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5 and it also maintains offices with us at 197 Clarendon Street, Boston, Massachusetts 02116. JH Distributors is a broker-dealer registered under the Securities Act of 1934 (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offer the policies for sale through individuals who are licensed as insurance agents and who are registered representatives of broker-dealers that have entered into selling agreements with JH Distributors. Our affiliate Signator Investors, Inc. is one such broker-dealer.

The aggregate dollar amount of underwriting commissions paid to JH Distributors by the Depositor and its affiliates in connection with the sale of variable life products in 2010, 2009, and 2008 was $145,301,936, $152,873,991 and $224,191,519 respectively. JH Distributors did not retain any of these amounts during such periods.

The compensation JH Distributors pays to broker-dealers may vary depending on the selling agreement. Compensation is exclusive of additional compensation and revenue sharing and inclusive of overrides and expense allowances paid to broker-dealers for sale of the policies (not including riders). The compensation paid is not expected to exceed 35% of target premium, and 5% of premium in excess of target, paid in the first policy year, 7% of target and 5% of excess premium paid in years 2-5, 5% of target and excess premium paid in years 6-10 and 0% thereafter. In addition, JH Distributors is expected to pay compensation in policy years 6-15 not exceeding 0.15% of the net cash surrender value and 0.10% of the net cash surrender value in years 16 and thereafter, with the net cash surrender value determined as of the end of each previous policy anniversary. You should consider that the amount of compensation paid to the selling broker-dealer will generally be less if you elect greater portions of Supplemental Face Amount at issue.

The registered representative through whom your policy is sold will be compensated pursuant to the registered representative’s own arrangement with his or her broker-dealer. Compensation to broker-dealers for the promotion and sale of the policies is not paid directly by policy owners but will be recouped through the fees and charges imposed under the policy.

Additional compensation and revenue sharing arrangements may be offered to certain broker-dealer firms and other financial intermediaries. The terms of such arrangements may differ among firms we select based on various factors. In general, the arrangements involve three types of payments or any combination thereof:

•

Fixed dollar payments: The amount of these payments varies widely. JH Distributors may, for example, make one or more payments in connection with a firm’s conferences, seminars or training programs, seminars for the public, advertising and sales campaigns regarding the policies, to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. JH Distributors may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

•

Payments based upon sales: These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. JH Distributors makes these payments on a periodic basis.

•

Payments based upon “assets under management”: These payments are based upon a percentage of the policy value of some or all of our (and/or our affiliates’) insurance products that were sold through the firm. JH Distributors makes these payments on a periodic basis.

Our affiliated broker-dealer, Signator Investors, Inc., may pay its respective registered representatives additional cash incentives, such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the policies that they would not receive in connection with the sale of policies issued by unaffiliated companies.

Additional Information About Charges

A policy will not be issued until the underwriting process has been completed to the Depositor’s satisfaction. The underwriting process generally includes the obtaining of information concerning your age, medical history, occupation and other personal information. This information is then used to determine the cost of insurance charge.

Reduction In Charges

The policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. John Hancock NY reserves the right to reduce any of the Policy’s charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which John Hancock NY believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modifications, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. John Hancock NY may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company of New York

For the Years Ended December 31, 2010, 2009 and 2008

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

Report of Independent Registered Public Accounting Firm

The Board of Directors

John Hancock Life Insurance Company of New York

We have audited the accompanying balance sheets of John Hancock Life Insurance Company of New York (the Company) as of December 31, 2010 and 2009, and the related statements of operations, changes in shareholder’s equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Life Insurance Company of New York at December 31, 2010 and 2009 and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the financial statements, in 2009 the Company changed their method of accounting and reporting for other-than-temporary impairments on debt securities.

/s/ ERNST & YOUNG LLP

Boston, Massachusetts

March 30, 2011

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS

	December 31,

	2010	2009

	(in millions)
Assets
Investments
Fixed maturities:
Available-for-sale—at fair value (amortized cost: 2010—$7,594, 2009—$1,221)	$7,813	$1,235
Held-for-trading—at fair value (cost: 2010—$393, 2009—$0)	410	-
Investment in unconsolidated affiliate	1	1
Mortgage loans on real estate	806	-
Investment real estate and agriculture	85	-
Policy loans	112	55
Short-term investments	67	107

Total Investments	9,294	1,398

Cash and cash equivalents	445	669
Accrued investment income	121	28
Value of business acquired	42	-
Deferred policy acquisition costs and deferred sales inducements	595	588
Amounts due from affiliates	368	6
Reinsurance recoverable	253	108
Derivative asset	24	-
Deferred income tax asset	5	-
Other assets	43	25
Separate account assets	7,351	6,648

Total Assets	$18,541	$9,470

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

BALANCE SHEETS — (CONTINUED)

	December 31,

	2010	2009

	(in millions)
Liabilities and Shareholder’s Equity
Liabilities
Future policy benefits	$5,737	$981
Policyholders’ funds	741	77
Unearned revenue	54	41
Unpaid claims and claim expense reserves	21	18
Policyholder dividends payable	2	-
Amounts due to affiliates	2,556	56
Current income tax payable	105	86
Deferred income tax liability	–	100
Derivative liability	134	-
Deferred gains	120	-
Other liabilities	106	51
Separate account liabilities	7,351	6,648

Total Liabilities	16,927	8,058
Commitments and Legal Proceedings (Note 8)
Shareholder’s Equity
Common stock ($1.00 par value; 3,000,000 shares authorized; 2,000,003 shares issued and outstanding at December 31, 2010 and 2009, respectively)	2	2
Additional paid-in capital	895	895
Retained earnings	591	510
Accumulated other comprehensive income	126	5

Total Shareholder’s Equity	1,614	1,412

Total Liabilities and Shareholder’s Equity	$18,541	$9,470

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF OPERATIONS

	Years ended December 31,

	2010	2009	2008

	(in millions)
Revenues
Premiums	$1,199	$27	$18
Fee income	281	198	162
Net investment income	462	173	174
Net realized investment and other (losses) gains	(187)	1	10

Total revenues	1,755	399	364

Benefits and expenses
Benefits to policyholders	1,400	(94)	366
Policyholder dividends	8	-	-
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	68	114	(35)
Other operating costs and expenses	200	62	54

Total benefits and expenses	1,676	82	385

Income (loss) before income taxes	79	317	(21)

Income tax (benefit) expense	(102)	108	(11)

Net income (loss)	$181	$209	$(10)

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CHANGES IN SHAREHOLDER’S

EQUITY AND COMPREHENSIVE INCOME

	Capital Stock	Additional Paid-in Capital	Retained Earnings	Accumulated Other Comprehensive Income	Total Shareholder’s Equity	Outstanding Shares

	(in millions, except for outstanding shares)					(in thousands)
Balance at January 1, 2008	$2	$113	$309	$11	$435	2,000

Comprehensive income:
Net loss			(10)		(10)
Other comprehensive income, net of tax:
Net unrealized investment gains				16	16

Comprehensive income					6

Capital contribution from Parent		300			300

Balance at December 31, 2008	$2	$413	$299	$27	$741	2,000

Comprehensive income:
Net income			209		209
Other comprehensive loss, net of tax:
Net unrealized investment losses				(20)	(20)

Comprehensive income					189

Adoption of ASC 320, recognition of other-than-temporary impairments			2	(2)	-
Capital contribution from Parent		482			482

Balance at December 31, 2009	$2	$895	$510	$5	$1,412	2,000

Comprehensive income:
Net income			181		181
Other comprehensive income, net of tax:
Net unrealized investment gains				121	121

Comprehensive income					302

Dividend paid to Parent			(100)		(100)

Balance at December 31, 2010	$2	$895	$591	$126	$1,614	2,000

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

STATEMENTS OF CASH FLOWS

	Years ended December 31,

	2010	2009	2008

	(in millions)
Cash flows from operating activities:
Net income (loss)	$181	$209	$(10)
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized investment and other losses (gains)	187	(1)	(10)
Increase in reinsurance recoverable	(145)	(14)	(34)
Amortization of premiums and accretion of discounts associated with investments, net	77	6	1
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	68	114	(35)
Capitalization of deferred policy acquisition costs and deferred sales inducements	(132)	(99)	(143)
Net cash flows from trading securities	(410)	-	-
Increase in accrued investment income	(93)	(9)	-
Decrease in other assets and other liabilities, net	2,360	110	15
Increase (decrease) in policyholder liabilities and accruals, net	4,526	(204)	357
(Decrease) increase in deferred income taxes	(170)	31	(21)

Net cash provided by operating activities	6,449	143	120

Cash flows from investing activities:
Sales of:
Fixed maturities	2,258	122	122
Mortgage loans on real estate	11	-	-
Investment real estate and agriculture	5	-	-
Maturities of:
Fixed maturities	112	104	113
Mortgage loans on real estate	20	-	-
Purchases of:
Fixed maturities	(8,822)	(777)	(390)
Mortgage loans on real estate	(851)	-	-
Investment real estate and agriculture	(90)	-	-
Net sales (purchases) of short-term investments	40	407	(320)
Policy loans advanced, net	(57)	(12)	(8)
Net change in payable for undelivered securities	(2)	-	(5)
Derivatives and other, net	(77)	-	-

Net cash used in investing activities	(7,453)	(156)	(488)

Cash flows from financing activities:
Capital contribution from Parent	-	482	300
Dividend paid to Parent	(100)	-	-
Universal life and investment-type contract deposits	1,404	320	463
Universal life and investment-type contract maturities and withdrawals	(525)	(65)	(136)
Net transfers to separate accounts related to universal life and investment-type contracts	1	(119)	(228)

Net cash provided by financing activities	780	618	399

Net (decrease) increase in cash and cash equivalents	(224)	605	31
Cash and cash equivalents at beginning of year	669	64	33

Cash and cash equivalents at end of year	$445	$669	$64

The accompanying notes are an integral part of these financial statements.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS

Note 1 — Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company of New York (the “Company”) is a wholly-owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”). JHUSA is a wholly-owned subsidiary of The Manufacturers Investment Corporation (“MIC”). MIC is a wholly-owned subsidiary of John Hancock Holdings (Delaware), LLC (“JHHLLC”). JHHLLC is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company (“MLI”). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based, publicly traded financial services holding company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located exclusively in the State of New York (“NY”). These products, including individual life insurance and individual and group fixed and variable annuities, are sold through an extensive network of agents, securities dealers, and other financial institutions.

On December 31, 2009, John Hancock Life Insurance Company (“JHLICO”), which was a wholly-owned subsidiary of John Hancock Financial Services, Inc. (“JHFS”), and John Hancock Variable Life Insurance Company (“JHVLICO”), which was a wholly-owned subsidiary of JHLICO, merged with and into JHUSA. As a result of the merger, JHLICO and JHVLICO ceased to exist, and the companies’ property and obligations became the property and obligations of JHUSA.

On December 31, 2009, JHFS merged with and into MIC. As a result of the merger, JHFS ceased to exist, and the company’s property and obligations became the property and obligations of MIC.

On January 1, 2010, $7,364 million of NY life insurance and fixed and variable annuity reserves and liabilities related to policyholders who reside in the State of NY (“NY business”), including the assets supporting the business, were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The transfer of the NY business was completed pursuant to the merger of JHLICO and JHVLICO into JHUSA on December 31, 2009. Since the surviving entity, JHUSA, is not licensed in NY, JHLICO filed a Plan of Withdrawal (the “Plan”) with the State of NY and pursuant to the Plan, JHUSA transferred substantially all of its NY business to the Company on January 1, 2010 (“NY transfer”).

The NY business was transferred using assumption reinsurance and coinsurance and modified coinsurance with cut-through provisions. The January 1, 2010 impact of the transfer on the Company’s Balance Sheet was an increase in total assets of $7,489 million, an increase in total liabilities of $7,364 million, and an increase in net income of $125 million. The major categories of assets transferred included available-for-sale fixed maturities of $5,791 million, held-for-trading fixed maturities of $354 million, mortgage loans on real estate of $769 million, investment real estate and agriculture of $88 million, cash and cash equivalents of $163 million, accrued investment income of $69 million, value of business acquired (“VOBA”) of $56 million, derivative assets of $17 million, and deferred income tax asset of $143 million. The major categories of liabilities transferred included future policy benefits of $4,436 million, policyholders’ funds of $687 million, and amounts due to affiliates of $2,090 million. In addition, deferred gains of $125 million were recorded.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

The Company’s investment in John Hancock Investment Management Services, LLC (“JHIMS”), an affiliated company, is accounted for using the equity method of accounting and is included in investment in unconsolidated affiliate.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Investments. The Company classifies its fixed maturity securities as either available-for-sale or held-for-trading and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder’s equity, net of policyholder related amounts and deferred income taxes. Unrealized investment gains and losses related to held-for-trading securities are reflected in net realized investment and other (losses) gains. Interest income is generally recognized on the accrual basis. The amortized cost of debt securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts are included in net investment income. The Company recognizes an impairment loss only when management does not expect to recover the amortized cost of the security.

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premiums or accretion of discounts, less an allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When contractual payments of mortgage investments are more than 90 days in arrears, interest is no longer accrued. Mortgage loans on real estate are evaluated periodically as part of the Company’s loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan’s original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other (losses) gains. Interest received on impaired mortgage loans on real estate is applied to reduce the outstanding investment balance. If foreclosure becomes probable, the measurement method used is based on the collateral’s fair value. Foreclosed real estate is recorded at the collateral’s fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate and agriculture, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate and agriculture is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other (losses) gains.

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other (losses) gains, other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses derivative financial instruments (“derivatives”) to manage exposures to foreign currency, interest rate, and other market risks arising from on-balance sheet financial instruments and selected anticipated transactions. Derivatives embedded in other financial instruments (“host instruments”), such as investment securities, reinsurance contracts, and certain benefit guarantees, are separately recorded as derivatives when their economic characteristics and risks are not closely related to those of the host instrument, the terms of the embedded derivative are the same as those of a stand-alone derivative, and the host instrument is not held-for-trading or carried at fair value. Derivatives are recorded at fair value. Derivatives with unrealized gains are reported as derivative assets and derivatives with unrealized losses are reported as derivative liabilities.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

A determination is made for each relationship as to whether hedge accounting can be applied. Where hedge accounting is not applied, changes in fair value of derivatives are recorded in net realized investment and other (losses) gains.

Where the Company has elected to use hedge accounting, a hedge relationship is designated and documented at inception. Hedge effectiveness is evaluated at inception and throughout the term of the hedge, and hedge accounting is only applied when the Company expects that each hedging instrument will be highly effective in achieving offsetting changes in fair value or changes in cash flows attributable to the risk being hedged. Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that the hedging relationship is no longer effective or the hedged item has been sold or terminated, the Company discontinues hedge accounting prospectively. In such cases, if the derivative hedging instruments are not sold or terminated, any subsequent changes in fair value of the derivative are recognized in net realized investment and other (losses) gains.

In a fair value hedging relationship, changes in the fair value of the hedging derivatives are recorded in net realized investment and other (losses) gains, along with changes in fair value attributable to the hedged risk. The carrying value of the hedged item is adjusted for changes in fair value attributable to the hedged risk. To the extent the changes in the fair value of derivatives do not offset the changes in the fair value of the hedged item attributable to the hedged risk in net realized investment and other (losses) gains, any ineffectiveness will remain in net realized investment and other (losses) gains. When hedge accounting is discontinued, the carrying value of the hedged item is no longer adjusted and the cumulative fair value adjustments are amortized to investment income over the remaining term of the hedged item unless the hedged item is sold, at which time the balance is recognized immediately in net investment income.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Value of Business Acquired. VOBA is the present value of estimated future profits of insurance policies in-force related to the NY transfer. The Company amortizes VOBA using the same methodology and assumptions used to amortize deferred policy acquisition costs (“DAC”) and tests for recoverability at least annually.

Deferred Policy Acquisition Costs and Deferred Sales Inducements. DAC are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends.

For annuity, universal life insurance, and investment-type products, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized (losses) gains, and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized (losses) gains on investments as if these (losses) gains had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC and unearned revenue related to non-participating traditional life insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company’s Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contract holders. Net investment income and net realized investment and other (losses) gains generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value, and separate account liabilities are set equal to the fair value of the separate account assets. Deposits, surrenders, net investment income, net realized investment and other (losses) gains, and the related liability changes of separate accounts are offset within the same line item in the Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders’ Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 63% and 0% of the Company’s traditional life net insurance in-force at December 31, 2010 and 2009, respectively, and 52%, 0%, and 0% of the Company’s traditional life net insurance premiums for the years ended December 31, 2010, 2009, and 2008, respectively. The increase in the participating business resulted from the NY transfer, as discussed under the Business subheading above.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders’ fund balances and after annuitization are equal to the present value of expected future payments.

For payout annuities in loss recognition, future policy benefits are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other (losses) gains associated with the underlying assets.

For non-participating traditional life insurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue date. Assumptions established at policy issue as to mortality and persistency are based on the Company’s experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders’ funds for participating pension contracts and individual and group annuities are equal to the total of the policyholder account values before surrender charges and additional reserves established on certain guarantees offered in the participating pension contracts. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders’ account balances.

Where permitted by state insurance law, the Company administers a retained asset accounts program as the default method for satisfying non-participating traditional life insurance claims. Retained asset accounts earn interest and are subject to withdrawal at any time by the beneficiaries.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Components of policyholders’ funds were as follows:

	December 31,

	2010	2009

	(in millions)
Participating pension contracts	$558	$-
Individual and group annuities	113	77
Life insurance retained asset accounts	70	-

Total policyholders’ funds	$741	$77

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported life insurance claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Deferred Gains. Deferred gains were recognized in connection with the NY transfer in an amount equal to the excess of the assets transferred less the liabilities transferred on a pre-tax basis. The Company amortizes the deferred gains over 10 years using the effective interest method.

Revenue Recognition. Premiums from non-participating traditional life insurance and annuity policies with life contingencies are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Deposits related to universal life contracts and investment-type products are credited to policyholders’ account balances. Revenues from these contracts, as well as annuity contracts, consist of amounts assessed against policyholders’ account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees and administrative service fees collected from the separate accounts. Such fees are recognized in the period in which the services are performed.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Adoption of Recent Accounting Pronouncements

Financing Receivables

Effective December 31, 2010, the Company adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) No. 2010-20, “Disclosures about the Credit Quality of Financing Receivables and the Allowance for Credit Losses,” which amends FASB Accounting Standards Codification ™ (“ASC”) Topic 310, “Receivables.” ASU No. 2010-20 requires enhanced disclosures related to the allowance for credit losses and the credit quality of financing receivables, such as aging information and credit quality indicators. Most of the requirements are effective for the Company on December 31, 2010 with certain additional disclosures effective on December 31, 2011. Adoption of this guidance resulted in expanded disclosures related to the Company’s financing receivables, but had no impact on the Company’s Balance Sheets or Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Derivative Instruments and Hedging Activities

Effective July 1, 2010, the Company adopted ASU No. 2010-11, “Derivatives and Hedging – Scope Exception Related to Embedded Credit Derivatives,” which amends ASC Topic 815, “Derivatives and Hedging” (“ASC 815”). ASU No. 2010-11 clarifies the scope exception for embedded credit derivative features related to the transfer of credit risk created by the subordination of one financial instrument to another. The amendments address how to determine which embedded credit derivative features, including those in collateralized debt obligations and synthetic collateralized debt obligations, are considered to be embedded derivatives that should not be analyzed for potential bifurcation and separate accounting at fair value. Adoption of this guidance had no impact on the Company’s Balance Sheets or Statements of Operations.

Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities,” which is now incorporated into ASC 815. This guidance provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items. Adoption of this guidance resulted in expanded disclosures related to derivative instruments and hedging activities, but had no impact on the Company’s Balance Sheets or Statements of Operations.

Fair Value Measurements

Effective January 1, 2010, the Company adopted ASU No. 2010-06, “Fair Value Measurements and Disclosures – Improving Disclosures about Fair Value Measurements,” which amends ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”). This guidance requires new disclosures about significant transfers between Level 1 and 2 measurement categories and clarifies existing fair value disclosures about the level of disaggregation and inputs and valuation techniques used to measure fair value. The guidance also requires separate disclosures about purchases, sales, issuances, and settlements relating to Level 3 measurements, which will be effective for the Company on January 1, 2011. Adoption of this guidance resulted in expanded disclosures related to fair value measurements, but had no impact on the Company’s Balance Sheets or Statements of Operations.

Effective December 31, 2009, the Company adopted ASU No. 2009-12, “Fair Value Measurements and Disclosures – Investment in Certain Entities That Calculate Net Asset per Share (or Its Equivalent).” This amendment to ASC 820 allows entities to use the net asset value of certain investments when determining fair value, provided certain criteria are met. Adoption of this guidance had no impact on the Company’s Balance Sheets or Statements of Operations.

Effective December 31, 2009, the Company adopted ASU No. 2009-05, “Measuring Liabilities at Fair Value.” This amendment to ASC 820 simplifies, in certain instances, the assessment of fair value of a liability. This amendment, when applicable, allows the use of the fair value of the instrument associated with the liability when it is traded as an asset as a proxy for its fair value as a liability, given inherent difficulties in measuring the fair value of such liabilities directly. The fair value of the liability is not adjusted to reflect any restrictions on its transfer. Adoption of this guidance had no impact on the Company’s Balance Sheets or Statements of Operations.

Effective April 1, 2009, the Company adopted FASB Staff Position (“FSP”) No. FAS 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly,” which is now incorporated into ASC 820. This accounting guidance carries forward and elaborates on previous fair value concepts. The fair value of an asset or liability continues to be the price that would be received to sell the asset or paid to transfer the liability in an orderly transaction between market participants at the measurement date under then current market conditions. ASC 820 provides indicators of when a transaction is considered disorderly and elaborates on how to determine the fair value of a financial instrument if such conditions exist. Adoption of this guidance had no impact on the Company’s Balance Sheets or Statements of Operations.

In October 2008, the FASB issued FSP No. FAS 157-3, “Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active,” which is now incorporated into ASC 820. This pronouncement provided additional guidance on determining fair values of illiquid securities. This guidance was immediately effective, retroactive to prior reporting periods for which financial statements had not yet been issued. Adoption of this guidance had no impact on the Company’s Balance Sheets or Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

Effective January 1, 2008, the Company adopted FSP No. FAS 157-1, “Application of FASB Statement No. 157 to FASB Statement No. 13 and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13,” which is now incorporated into ASC 820. This guidance provides a scope exception for applying Statement of Financial Accounting Standards No. 157, “Fair Value Measurements (“SFAS No. 157”),” fair value methodologies to the evaluation criteria on lease classification or measurement. Adoption of this guidance had no impact on the Company’s Balance Sheets or Statements of Operations.

Effective January 1, 2008, the Company adopted SFAS No. 157, which is now incorporated into ASC 820. This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements.

ASC 820 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. ASC 820 provides guidance on how to measure fair value when required under existing accounting standards. ASC 820 establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels (“Level 1, 2, and 3”) with the most observable input level being Level 1. The impact of changing of valuation methods to comply with ASC 820 resulted in adjustments to actuarial liabilities, which were recorded as a decrease in net income of $14 million, net of tax, on January 1, 2008.

FASB Accounting Standards Codification

Effective July 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 168, “The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles – a Replacement of FASB Statement No. 162,” and ASU No. 2009-01, “Topic 105 - Generally Accepted Accounting Principles amendments based on Statement of Financial Accounting Standards No. 168—The FASB Accounting Standards Codification™ and the Hierarchy of Generally Accepted Accounting Principles.”

ASC Topic 105 establishes the FASB Accounting Standards Codification™ as the single source of authoritative U.S. GAAP recognized by the FASB, to be applied by nongovernmental entities and to supersede all previous U.S. GAAP literature. Adoption of the ASC had no impact on the Company’s Balance Sheets or Statements of Operations, as it did not change U.S. GAAP principles.

Subsequent Events

Effective April 1, 2009, the Company adopted Statement of Financial Accounting Standards No. 165, “Subsequent Events”, which is now incorporated into ASC Topic 855, “Subsequent Events.” This guidance was retroactively amended by the FASB in February 2010 by issuance of ASU No. 2010-9, “Subsequent Events,” which requires an entity which files or furnishes its financial statements with the U.S. Securities and Exchange Commission (“SEC”) to evaluate subsequent events through the date that its financial statements are issued. Adoption of this guidance resulted in expanded disclosures related to subsequent events, but had no impact on the Company’s Balance Sheets or Statements of Operations.

Other-Than-Temporary Impairments

Effective April 1, 2009, the Company adopted FSP No. FAS 115-2, “Recognition and Presentation of Other-Than-Temporary Impairments”, which is now incorporated into ASC Topic 320, “Investments – Debt and Equity Securities” (“ASC 320”). This new guidance removes the concept of “intent and ability to hold until recovery of value” associated with other-than-temporary impairment of a debt security whose fair value is less than its cost. Impairment losses should be recorded in earnings on an available-for-sale debt security only when management does not expect to recover the amortized cost of the security. For additional information regarding the Company’s impairment process, see Note 2 – Investments.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 1 — Summary of Significant Accounting Policies - (continued)

The Company’s adoption of this guidance required reassessment of previous impairment losses recorded on debt securities held at March 31, 2009, with any reversals of previous impairment losses recorded through retained earnings and offset to accumulated other comprehensive income for available-for-sale debt securities and other actuarial related amounts included in other comprehensive income, and related impact on deferred acquisition costs, as of April 1, 2009.

As a result of adoption of ASC 320, the Company recognized an increase in retained earnings of $2 million, net of tax, on April 1, 2009, with a corresponding (decrease) increase in accumulated other comprehensive income of ($2) million, net of tax, attributable to (1) available-for-sale debt securities of ($4) million, (2) deferred policy acquisition costs and deferred sales inducements of $1 million, and (3) deferred income taxes of $1 million.

Future Adoption of Recent Accounting Pronouncements

Deferred Policy Acquisition Costs

In October 2010, the FASB issued ASU No. 2010-26, “Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts,” which amends ASC Topic 944, “Financial Services – Insurance” (“ASC 944”). ASU No. 2010-26 clarifies the costs that should be deferred when issuing and renewing insurance contracts and also specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized. All other acquisition-related costs should be expensed as incurred. This guidance is to be applied prospectively upon the date of adoption, with retrospective application permitted, but not required. ASU No. 2010-26 will be effective for the Company on January 1, 2012. The Company is currently evaluating the impact the adoption of this guidance will have on the Company’s Balance Sheets and Statements of Operations.

Note 2 — Investments

Fixed Maturities

The Company’s investments in available-for-sale fixed maturities are summarized below:

	December 31, 2010

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
Fixed maturities:
Corporate securities	$4,991	$206	$14	$5,183
Commercial mortgage-backed securities	921	40	-	961
Collateralized debt obligations	9	1	-	10
Other asset-backed securities	61	2	-	63
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,314	4	17	1,301
Obligations of states and political subdivisions	218	3	7	214
Debt securities issued by foreign governments	80	1	-	81

Total fixed maturities available-for-sale	$7,594	$257	$38	$7,813

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	December 31, 2009

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(in millions)
Fixed maturities:
Corporate securities	$602	$25	$4	$623
U.S. Treasury securities and obligations of U.S. government corporations and agencies	477	9	7	479
Obligations of states and political subdivisions	31	1	1	31
Debt securities issued by foreign governments	111	-	9	102

Total fixed maturities available-for-sale	$1,221	$35	$21	$1,235

The amortized cost and fair value of fixed maturities at December 31, 2010, by contractual maturity, are shown below:

	Amortized Cost	Fair Value

	(in millions)
Fixed maturities:
Due in one year or less	$497	$499
Due after one year through five years	2,321	2,378
Due after five years through ten years	1,837	1,898
Due after ten years	1,948	2,004

	6,603	6,779
Asset-backed and mortgage-backed securities	991	1,034

Total	$7,594	$7,813

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers’ credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more if there is a significant unrealized loss at the balance sheet date to determine whether impairments need to be taken. The analysis focuses on each company’s or project’s ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC’s Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company’s ability and intent to hold the security to maturity or until it recovers in value. If the Company intends to sell, or if it is more likely than not that it will be required to sell an impaired security prior to recovery of its cost basis, the security is considered other-than-temporarily impaired and the Company records a charge to earnings for the full amount of impairment (the difference between the current carrying amount and fair value of the security). For those securities in an unrealized loss position where the Company does not intend to sell or is not more likely than not to be required to sell, the Company determines its ability to recover the amortized cost of the security by comparing the net present value of the projected future cash flows to the amortized cost of the security. If the net present value of the cash flow is less that the security’s amortized cost then the difference is recorded as a credit loss. The difference between the estimates of the credit loss and the overall unrealized loss on the security is the non-credit-related component. The credit loss portion is charged to net realized investment (losses) gains in the Statements of Operations, while the non-credit loss is charged to accumulated other comprehensive income (loss) on the Balance Sheets.

The net present value used to determine the credit loss is calculated by discounting the Company’s best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. The Company may use the estimated fair value of collateral as a proxy for the net present value if it believes that the security is dependent on the liquidation of collateral for recovery of its investment. The projection of future cash flows is subject to the same analysis the Company applies to its overall impairment evaluation process, as noted above, which incorporates security specific information such as late payments, downgrades by rating agencies, key financial ratios, financial statements, and fundamentals of the industry and geographic area in which the issuer operates, as well as overall macroeconomic conditions. The projections are estimated using assumptions regarding probability of default and estimates regarding timing and amount of recoveries associated with a default.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that the Company’s assessment of an issuer’s ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to our investment professionals who determine the fair value estimates and other-than-temporary impairments, and (4) the risk that new information obtained by the Company or changes in other facts and circumstances lead us to change our intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for fixed maturity securities are net of the other-than-temporary impairment charges.

The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturity securities have been in a continuous unrealized loss position:

Unrealized Losses on Fixed Maturity Securities — By Investment Age

	Year ended December 31, 2010

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate securities	$462	$14	$-	$-	$462	$14
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,047	17	-	-	1,047	17
Obligations of states and political subdivisions	105	7	-	-	105	7

Total	$1,614	$38	$-	$-	$1,614	$38

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

	Year ended December 31, 2009

	Less than 12 months		12 months or more		Total

	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses	Carrying Value	Unrealized Losses

			(in millions)
Corporate securities	$187	$4	$-	$-	$187	$4
U.S. Treasury securities and obligations of U.S. government corporations and agencies	146	7	-	-	146	7
Obligations of states and political subdivisions	23	1	-	-	23	1
Debt securities issued by foreign governments	92	9	-	-	92	9

Total	$448	$21	$-	$-	$448	$21

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies’ statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities increased to $1 million at December 31, 2010 from $0 million at December 31, 2009.

At December 31, 2010 and 2009, there were 148 and 62 fixed maturity securities with an aggregate gross unrealized loss of $38 million and $21 million, respectively, of which the single largest unrealized loss was $10 million and $3 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

Available-for-sale securities with amortized cost of $2 million were non-income producing for the year ended December 31, 2010. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2010.

Assets on Deposit

As of December 31, 2010 and 2009, fixed maturity securities with a fair value of $1 million were on deposit with the State of NY as required by law.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Mortgage Loans on Real Estate

At December 31, 2010, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

Collateral Property Type	Carrying Amount

(in millions)
Apartments	$174
Industrial	148
Office buildings	214
Retail	221
Mixed use	3
Other	48

Provision for losses	(2)

Total	$806

Geographic Concentration	Carrying Amount

(in millions)
East North Central	$109
East South Central	2
Middle Atlantic	118
Mountain	62
New England	48
Pacific	244
South Atlantic	110
West North Central	47
West South Central	68

Provision for losses	(2)

Total	$806

At the end of each quarter, the MFC Loan Review Committee reviews all mortgage loans rated BB or lower, as determined by review of the underlying collateral, and decides whether an allowance for credit loss is needed. The Company considers collateral value, the borrower’s ability to pay, normal historical credit loss levels and future expectations in evaluating whether an allowance for credit losses is required for impaired loans.

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

	Balance at Beginning of Period	Additions	Recoveries	Charge-offs and Disposals	Balance at End of Period

	(in millions)
Year ended December 31, 2010	$-	$2	$-	$-	$2

Changes in the allowance for probable losses on mortgage loans and real estate was $0 million for the years ended December 31, 2009 and 2008.

A mortgages loan charge-off is recorded when the impaired loan is disposed or when an impaired loan is determined to be a full loss with no possibility of recovery.

Mortgage loans with a carrying value of $14 million were non-income producing for the year ended December 31, 2010. Mortgage loans with a carrying value of $14 million were on nonaccrual status at December 31, 2010. At December 31, 2010, there were no delinquent loans.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

The Company provides for credit risk on mortgage loans by establishing allowances against the carrying value of the impaired loans. The total recorded investment in mortgage loans that is considered to be impaired along with the related allowance for credit losses was as follows:

	December 31,

	2010	2009

	(in millions)
Impaired mortgage loans on real estate with provision for losses	$16	$-
Allowance for credit losses	(2)	-

Net impaired mortgage loans on real estate	$14	$-

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Average recorded investment in impaired loans	$8	$-	$-
Interest income recognized on impaired loans	-	-	-

For mortgage loans, the Company develops an internal risk rating (“IRR”) by utilizing the Mortgage Risk Rating System. The IRR is a designated grade that measures the riskiness of expected loss. These ratings are updated on a quarterly basis.

The carrying value of mortgage loans by IRR was as follows:

	December 31,

	2010	2009

	(in millions)
AAA	$27	$-
AA	108	-
A	210	-
BBB	426	-
BB	21	-
B & Lower, and unrated	14	-

Total mortgage loans	$806	$-

Investment Real Estate and Agriculture

Investment real estate and agriculture of $17 million was non-income producing for the year ended December 31, 2010. Depreciation expense on investment real estate and agriculture was $2 million for the year ended December 31, 2010. There was no depreciation expense on investment real estate in 2009 and 2008. Accumulated depreciation was $2 million and $0 million at December 31, 2010 and 2009, respectively.

Equity Method Investments

The Company has a 38% equity ownership in JHIMS, which is included in investment in unconsolidated affiliate, and is allocated approximately 38% of earnings pursuant to the Limited Liability Company Agreement. As of December 31, 2010 and 2009, total assets of JHIMS were $68 million and $40 million, respectively, and total liabilities of JHIMS were $66 million and $38 million, respectively. For the years ended December 31, 2010, 2009, and 2008, net income of JHIMS was $440 million, $328 million, and $350 million, respectively. The Company’s share of income earned from its investment in JHIMS was $166 million, $127 million, and $137 million for the years ended December 31, 2010, 2009, and 2008, respectively, and is included in net investment income.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 2 — Investments - (continued)

Net Investment Income and Net Realized Investment and Other (Losses) Gains

The following information summarizes the components of net investment income and net realized investment and other (losses) gains:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Net investment income
Fixed maturities	$269	$43	$30
Mortgage loans on real estate	19	-	-
Investment real estate and agriculture	7	-	-
Policy loans	6	3	3
Short-term investments	(1)	2	5
Equity method investments and other (1)	179	127	137

Gross investment income	479	175	175
Less investment expenses	17	2	1

Net investment income	$462	$173	$174

Net realized investment and other (losses) gains
Fixed maturities	$16	$1	$6
Mortgage loans on real estate	(1)	-	-
Derivatives and other invested assets	(184)	-	4
Amounts credited to participating contract holders	(18)	-	-

Net realized investment and other (losses) gains	$(187)	$1	$10

(1)	Primarily represents income earned from the Company’s investment in JHIMS.

The change in net unrealized gain on fixed maturities classified as held-for-trading of $16 million is included in net realized investment and other (losses) gains for the year ended December 31, 2010. There were no fixed maturities classified as held-for-trading for the years ended December 31, 2009 and 2008, respectively.

For 2010, net investment income passed through to participating contract holders as interest credited to policyholder account balances amount to $29 million.

Gross gains were realized on the sale of available-for-sale securities of $70 million, $3 million, and $7 million for the years ended December 31, 2010, 2009, and 2008, respectively, and gross losses were realized on the sale of available-for-sale securities of $68 million, $1 million, and $0.1 million for the years ended December 31, 2010, 2009, and 2008, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $0 million, $0 million, and $2 million for the years ended December 31, 2010, 2009, and 2008, respectively, were recognized in the Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 3 – Derivatives and Hedging Instruments

Types of Derivatives and Derivative Strategies

Interest Rate Contracts. The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate futures contracts are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a pre-determined future date at a specified price. Interest rate futures contracts are agreements with standard amounts and settlement dates that are traded on regulated exchanges. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (i.e., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

The Company also enters into basis swaps to better match the cash flows from assets and related liabilities. Basis swaps are included in interest rate swaps for disclosure purposes. The Company utilizes basis swaps in non-qualifying hedging relationships.

Futures agreements are contractual obligations to buy or sell a financial instrument, foreign currency, or other underlying commodity on a predetermined future date at a specified price. Futures agreements are contracts with standard amounts and settlement dates that are traded on regulated exchanges. The Company uses exchange-traded interest rate futures primarily to hedge mismatches between the duration of assets in a portfolio and the duration of liabilities supported by those assets, to hedge against changes in value of securities the Company owns or anticipates acquiring, and to hedge against changes in interest rates on anticipated liability issuances by replicating U.S. Treasury or swap curve performance. The Company utilizes exchange-traded interest rate futures in non-qualifying hedging relationships.

Equity Market Contracts. Equity index futures contracts are contractual obligations to buy or sell a specified amount of an underlying equity index at an agreed contract price on a specified date. Equity index futures are contracts with standard amounts and settlement dates that are traded on regulated exchanges.

The table below provides a summary of the gross notional amount and fair value of derivatives contracts by the underlying risk exposure for all derivatives in hedging and non-hedging relationships:

		December 31, 2010			December 31, 2009

		Notional Amount	Fair Value Assets	Fair Value Liabilities	Notional Amount	Fair Value Assets	Fair Value Liabilities

		(in millions)
Qualifying Hedging Relationships
Fair value hedges	Interest rate swaps	$47	$14	$-	$-	$-	$-

Total Derivatives in Hedging Relationships		$47	$14	$-	$-	$-	$-

Non-Hedging Relationships
	Interest rate swaps	$975	$10	$33	$-	$-	$-
	Interest rate futures	124	-	-	-	-	-
	Equity index futures	152	-	-	-	-	-
	Embedded derivatives – reinsurance contracts	-	-	101	-	-	-
	Embedded derivatives – participating pension contracts (1)	-	-	10	-	-	-
	Embedded derivatives – benefit guarantees (1)	-	47	37	-	41	53

Total Derivatives in Non-Hedging Relationships		1,251	57	181	-	41	53

Total Derivatives (2)		$1,298	$71	$181	$-	$41	$53

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Derivatives and Hedging Instruments - (continued)

(1)	Embedded derivatives related to participating pension contracts are reported as part of future policy benefits and embedded derivatives related to benefit guarantees are reported as part of reinsurance recoverable or future policy benefits on the Balance Sheets.
(2)	The fair values of all derivatives in an asset position are reported within derivative asset on the Balance Sheets, and derivatives in a liability position are reported within derivative liability on the Balance Sheets, excluding embedded derivatives related to participating pension contracts and benefit guarantees.

Hedging Relationships

The Company uses derivatives for economic hedging purposes. In certain circumstances, these hedges also meet the requirements for hedge accounting. Hedging relationships eligible for hedge accounting are designated as fair value hedges as described below.

Fair Value Hedges. The Company uses interest rate swaps to manage its exposure to changes in fair value of fixed-rate financial instruments caused by changes in interest rates.

The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges in net realized investment and other (losses) gains. For the years ended December 31, 2010 and 2009, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. At December 31, 2010, the Company had no hedges of firm commitments.

The following table shows the investment gains (losses) recognized:

For the year ended December 31, 2010

Derivatives in Fair Value Hedging Relationships	Hedged Items in Fair Value Hedging Relationships	Gains Recognized on Derivatives	Losses Recognized for Hedged Items	Ineffectiveness Recognized

		(in millions)

Interest rate swaps	Fixed-rate assets	$-	$-	$-
	Fixed-rate liabilities	2	(2)	-

Total		$2	$(2)	$-

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, and interest rate futures contracts to manage exposure to interest rates without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (“GMWB”) rider. This rider is effectively an embedded option on the basket of mutual funds which is offered to contract holders. Beginning in July 2010, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swap agreements, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor’s 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 3 — Derivatives and Hedging Instruments - (continued)

For the years ended December 31, 2010 and 2009, net losses of $185 million and net gains of $0 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts were recorded in net realized investment and other (losses) gains.

For the years ended December 31,	2010	2009

	(in millions)
Non-Hedging Relationships
Investment losses:
Interest rate swaps	$(27)	$-
Interest rate futures	(1)	-
Equity index futures	(47)	-
Embedded derivatives	(110)	-

Total Investment Losses from Derivatives in Non-Hedging Relationships	$(185)	$-

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include, reinsurance contracts, participating pension contracts, and certain benefit guarantees.

For more details on the Company’s embedded derivatives see Note 11 – Fair Value of Financial Instruments.

Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company’s derivative contracts is limited to the fair value in excess of the collateral held at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company’s derivative usage is required. As of December 31, 2010 and 2009, the Company had accepted collateral consisting of various securities with a fair value of $12 million and $0 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2010 and 2009, the Company pledged collateral of $13 million and $0 million, respectively, which is included in available-for-sale fixed maturities on the Balance Sheets.

Note 4 — Income Taxes

Prior to 2010, the Company is included in the consolidated federal income tax return of Manulife Holdings (Delaware), LLC (“MHDLLC”) with the following entities: MIC, JHUSA, Manulife Reinsurance Limited (“MRL”), Manulife Reinsurance (Bermuda) Limited (“MRBL”) and Manulife Service Corporation (“MSC”). On December 31, 2009, MHDLLC merged with and into JHHLLC. For the 2010 tax year, the Company is included in the consolidated federal income tax return of JHHLLC with the following entities: MIC, JHUSA, MRL, MRBL, MSC, John Hancock Subsidiaries, LLC, and John Hancock International Holdings, Inc.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Income Taxes - (continued)

The components of income taxes were as follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Current taxes:
Federal	$69	$77	$10
Deferred taxes:
Federal	(171)	31	(21)

Total income tax (benefit) expense	$(102)	$108	$(11)

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations is as follows:

	Years ended December 31,

	2010	2009	2008

	(in millions)
Tax at 35%	$28	$111	$(8)
Add (deduct):
Prior year taxes	-	2	3
Dividends received deduction	(6)	(4)	(6)
Unrecognized tax benefits	1	-	-
Tax – exempt income	(125)	-	-
Other	-	(1)	-

Total income tax (benefit) expense	$(102)	$108	$(11)

Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each balance sheet date. Deferred tax assets and liabilities consisted of the following:

	December 31,

	2010	2009

	(in millions)
Deferred tax assets:
Policy reserves	$266	$155
Tax credits	7	7
Unearned revenue	16	14
Other	-	1

Total deferred tax assets	289	177

Deferred tax liabilities:
Unrealized investment gains on securities	69	5
Deferred policy acquisition costs	86	165
Deferred sales inducements	12	13
Reinsurance	82	79
Securities and other investments	20	15
Intangibles	15	-

Total deferred tax liabilities	284	277

Net deferred tax assets (liabilities)	$5	$(100)

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 4 — Income Taxes - (continued)

At December 31, 2010 and 2009, the Company had no operating loss carryforwards. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $49 million, $7 million, and $32 million in 2010, 2009, and 2008, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and in NY. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 2004.

The Internal Revenue Service (“IRS”) completed its examination of the Company’s income tax returns for years 2004 through 2005 in July 2009. The Company filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. The examination of the 2006 and 2007 tax years began in November 2009.

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

	December 31,
	2010	2009

	(in millions)
Beginning balance	$17	$16
Additions based on tax positions related to the current year	2	2
Reductions for tax positions of prior years	(4)	(1)

Ending balance	$15	$17

Included in the balance as of December 31, 2010 and 2009, respectively, are $15 million and $17 million of unrecognized benefits that, if recognized, would affect the Company’s effective tax rate.

Included in the balance as of December 31, 2010 and 2009, respectively are no tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2010, 2009, and 2008, the Company recognized approximately $1 million, $1 million, and $(1) million in interest expense, respectively. The Company had approximately $3 million and $2 million accrued for interest as of December 31, 2010 and 2009, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2010, 2009, and 2008.

Note 5 — Related Party Transactions

Reinsurance Transactions

On January 1, 2010, the assets supporting the NY business were transferred from JHUSA to the Company. The transfer included participating traditional life insurance, universal life insurance, fixed deferred and immediate annuities, participating pension contracts, and variable annuities. The NY business was transferred using assumption reinsurance, modified coinsurance and coinsurance with cut-through provisions. The January 1, 2010 impact of these transfers on the Company’s Balance Sheet was an increase in total assets and total liabilities of $7,489 million and $7,364 million, respectively. There was no pre-tax impact at the time of transfer; revenues were offset against expenses of $1,023 million. The Company recorded a $125 million tax benefit related to this transfer. As of January 1, 2010, the Company recorded $56 million related to VOBA and recorded $8 million of VOBA amortization in the Statement of Operations for the year ended December 31, 2010. As of December 31, 2010, the Company reported a receivable from JHUSA of $289 million and a payable to JHUSA of $325 million which was reported with amounts due from and amounts due to affiliates, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Related Party Transactions - (continued)

The NY business related to the closed block was transferred from JHUSA to JHNY under a coinsurance agreement and was immediately retroceded back to JHUSA using a coinsurance funds withheld agreement. As the reinsurance agreements do not subject the reinsurer to reasonable possibility of significant loss, they are classified as financial reinsurance and given deposit-type accounting treatment. The Company retained the invested assets supporting this block of business and $2,133 million is included in amounts due to affiliates on the Balance Sheet as of December 31, 2010.

Effective January 1, 2010, the Company entered into a partition and novation reinsurance agreement with an affiliate, John Hancock Reassurance Company Limited (“JHRECO”), to reinsure 20% of the risk related to payout annuity policies issued January 1, 2008 through September 30, 2008 and 65% of the risk related to payout annuity policies issued prior to January 1, 2008. The reinsurance agreement is written on a modified coinsurance basis where the assets supporting the reinsured policies remain invested with the Company. Under the terms of the agreement, the Company recorded a modified coinsurance reserve adjustment of $14 million, which reduced benefits to policyholders in the Statements of Operations for the year ended December 31, 2010. As of December 31, 2010, the Company also recorded $4 million related to the cost of reinsurance, which was reported with reinsurance recoverable on the Balance Sheets. The cost of reinsurance is being amortized into income through benefits to policyholders over the life of the underlying reinsured policies using assumptions consistent with those used to account for the underlying policies.

Service Agreements

The Company has formal service agreements with JHUSA. Under these agreements, the Company will pay investment and operating expenses incurred by JHUSA on behalf of the Company. Services provided under the agreements include legal, personnel, marketing, investment, and certain other administrative services and are billed based on intercompany cost allocations. Costs incurred under the agreements were $65 million, $41 million, and $47 million for the years ended December 31, 2010, 2009, and 2008, respectively. As of December 31, 2010 and 2009, the Company had accrued payables of $10 million and $12 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company’s Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Effective December 28, 2009, in connection with the hedging risks associated with the Company’s variable annuity products, the Company has entered into an Asset & Liability Management Services Agreement with MLI, pursuant to which MLI performs certain asset and liability management services in connection with the hedging program. The fees for services provided under this agreement shall be determined at fair market value. Costs incurred under this agreement were $1 million, and $0 million, for the years ended December 31, 2010 and 2009, respectively. As of December 31, 2010 and 2009, the Company had no accrued payables.

Capital Stock Transactions

On March 30, 2009, the Company received a $282 million capital contribution from JHUSA in exchange for one share of common stock. The amount included $84 million in cash and fixed maturities with a fair value of $216 million, reduced by a deferred tax liability of $18 million. The deferred tax liability was recognized as the fixed maturities contributed had a cost basis of $164 million.

On December 21, 2009, the Company received a capital contribution from JHUSA of $200 million in cash.

Other

The Company has entered into an Amended and Restated Underwriting and Distribution Agreement with John Hancock Distributors, LLC (“JHD”), effective December 1, 2009, pursuant to which JHD is appointed as the principal underwriter and exclusive distributor of the variable annuity, variable life and other products issued by the Company. This agreement replaced and superseded the previous Underwriting and Distribution Agreement dated January 1, 2002 between the parties. For the years ended December 31, 2010, 2009, and 2008, the Company was billed by JHD for underwriting commissions of $101 million, $100 million, and $130 million, respectively. The Company had accrued payables for services provided of $5 million and $4 million at December 31, 2010 and 2009, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 5 — Related Party Transactions - (continued)

The Company had receivables from JHIMS relating to distributions of $15 million and $13 million, which were included in accrued investment income at December 31, 2010 and 2009, respectively.

The Company participates in a liquidity pool operated by JHUSA, in which affiliates can invest excess cash. Terms of participation in the liquidity pool are set out in the Second Restated and Amended Liquidity Pool Agreement effective January 1, 2010. The Company had $401 million and $139 million invested in this pool at December 31, 2010 and 2009, respectively, which were included in cash and cash equivalents on the Company’s Balance Sheets.

Note 6 — Reinsurance

The effect of reinsurance on life and fixed and variable annuity premiums earned was as follows:

	December 31,
	2010	2009	2008

	(in millions)
Direct	$220	$100	$70

Assumed	1,090	-	-

Ceded	(111)	(73)	(52)

Net life and fixed and variable annuity premiums earned	$1,199	$27	$18

For the years ended December 31, 2010, 2009 and 2008, benefits to policyholders under life and annuity ceded reinsurance contracts were $164 million, $65 million, and $52 million, respectively.

At December 31, 2010, the Company had treaties with 26 reinsurers (23 non-affiliated and 3 affiliated). The per policy life risk retained by the Company is capped at a maximum of $30 million on single life policies and $35 million on survivorship life policies. The previous limit of $100 thousand, which was revised as a consequence of the transfer of NY business, continues to apply to policies and reinsurance agreements in-force as at December 31, 2009. In 2010, recoveries under these agreements totaled $72 million on $107 million of death claims. In 2009, recoveries under these agreements totaled $40 million on $48 million of death claims. In 2008, recoveries under these agreements totaled $28 million on $35 million of death claims.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth. Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 7 — Pension and Other Postretirement Benefit Plans

The Company participates in a funded qualified defined benefit plan (the “Plan”). Effective January 1, 2008, the John Hancock Financial Services, Inc. Pension Plan was renamed the John Hancock Pension Plan. Pursuant to the merger of JHFS into MIC, as discussed in Note 1, JHFS ceased to exist, and sponsorship of the Plan transferred to JHUSA effective January 1, 2010. Effective December 31, 2010, sponsorship of the Plan transferred to MIC. Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits were provided based upon length of service and final average compensation. As of January 1, 2002, the defined benefit pension plan was amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. In addition, early retirement benefits are subsidized for certain grandfathered participants. The costs associated with the Plan were charged to the Company and were not material for the years ended December 31, 2010, 2009, and 2008, respectively.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 7 — Pension and Other Postretirement Benefit Plans - (continued)

The Company participates in a postretirement medical and life insurance benefit plan for its retired employees and their spouses. Sponsorship of this plan transferred to JHUSA effective January 1, 2010. Effective December 31, 2010, sponsorship of this plan transferred to MIC. Certain employees hired prior to 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan’s provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The employee welfare plan was amended effective January 1, 2007, whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also the number of years of service required to be eligible for the benefit was increased to 15 years. The future retiree life insurance coverage amount was frozen as of December 31, 2006. The costs associated with other postretirement benefits were charged to the Company and were not material for the years ended December 31, 2010, 2009, and 2008, respectively.

The Company participates in a qualified defined contribution plan. Sponsorship of this plan transferred to JHUSA effective January 1, 2010. The costs associated with the defined contribution plan were charged to the Company and were not material for the years ended December 31, 2010, 2009, and 2008, respectively.

Note 8 — Commitments and Legal Proceedings

Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $30 million and $4 million, respectively, at December 31, 2010. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. Approximately half of these commitments expire in 2011, and the remainder expire in 2013.

The Company leases office space under operating lease agreements, which will expire in March of 2012. Rental expenses were $62 thousand, $75 thousand, and $75 thousand for each of the years ended December 31, 2010, 2009, and 2008, respectively.

The future minimum lease payments by year and in the aggregate, under the remaining operating leases are presented below:

Operating
Leases
(in thousands)
2011	$52
2012	13

Total minimum lease payments	$65

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products and as a taxpayer. In addition, the NY State Insurance Department, the NY Attorney General, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company’s compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its financial condition or results of operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Shareholder’s Equity

Capital Stock

The Company has one class of capital stock, common stock. All of the outstanding common stock of the Company is owned by its parent, JHUSA.

Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income were as follows:

	Net Unrealized Investment Gains (Losses)	Accumulated Other Comprehensive Income

	(in millions)
Balance at January 1, 2008	$11	$11
Gross unrealized investment gains (net of deferred income tax expense of $15 million)	29	29
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $2 million)	(5)	(5)
Adjustment for deferred policy acquisition costs and deferred sales inducements and unearned revenue liability (net of deferred income tax benefit of $3 million)	(5)	(5)
Adjustment for policyholder liabilities (net of deferred income tax benefit of $2 million)	(3)	(3)

Net unrealized investment gains	16	16

Balance at December 31, 2008	$27	$27

Gross unrealized investment losses (net of deferred income tax benefit of $14 million)	$(26)	$(26)
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $1 million)	(1)	(1)
Adjustment for deferred policy acquisition costs, deferred sales inducements and unearned revenue liability (net of deferred income tax expense of $1 million)	2	2
Adjustment for policyholder liabilities (net of deferred income tax expense of $1 million)	3	3

Net unrealized investment losses	(22)	(22)

Balance at December 31, 2009	$5	$5

Gross unrealized investment gains (net of deferred income tax expense of $73 million)	$134	$134
Reclassification adjustment for gains realized in net income (net of deferred income tax benefit of $1 million)	(1)	(1)
Adjustment for deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability (net of deferred income tax benefit of $5 million)	(12)	(12)

Net unrealized investment gains	121	121

Balance at December 31, 2010	$126	$126

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 9 — Shareholder’s Equity - (continued)

Net unrealized investment gains (losses) included on the Company’s Balance Sheets as a component of shareholder’s equity are summarized below:

	December 31,

	2010	2009	2008

	(in millions)
Balance, end of year comprises:
Unrealized investment gains on:
Fixed maturities	$219	$14	$56

Total	219	14	56

Amounts of unrealized investment losses attributable to:
Deferred policy acquisition costs, deferred sales inducements, value of business acquired, and unearned revenue liability	(23)	(6)	(9)
Policyholder liabilities	(1)	(1)	(5)
Deferred income taxes	(69)	(2)	(15)

Total	(93)	(9)	(29)

Net unrealized investment gains	$126	$5	$27

Statutory Results

The Company is required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of the state of domicile, which is NY.

The Company’s statutory net (loss) income for the years ended December 31, 2010, 2009, and 2008 was $(41) million (unaudited), $310 million, and $(329) million, respectively.

The Company’s statutory capital and surplus as of December 31, 2010 and 2009 was $976 million (unaudited) and $1,017 million, respectively.

Under NY insurance law, no insurer may pay any shareholder dividends from any source other than statutory earned surplus without the prior approval of the Superintendent of Insurance (the “Superintendent”). NY law also limits the aggregate amount of dividends a life insurer may pay in any calendar year, without the prior permission of the Superintendent, to the lesser of (i) 10% of its statutory policyholders’ surplus as of the immediately preceding calendar year or (ii) the company’s statutory net gain from operations for the immediately preceding calendar year, not including realized capital gains. The Company paid shareholder dividends to JHUSA in the amount of $100 million, $0 million, and $0 million for the years ended December 31, 2010, 2009, and 2008, respectively.

Note 10 — Segment Information

The Company operates in the following three business segments: (1) Insurance, (2) Wealth Management, which primarily serve retail customers, and (3) Corporate.

The Company’s reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Insurance Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuities contracts. Individual annuities consist of fixed deferred annuities, fixed immediate annuities and variable annuities. These products are distributed through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Segment Information - (continued)

This segment also offers a variety of retirement products to qualified defined benefit plans, defined contribution plans, and non-qualified buyers, including guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund-type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. These products are distributed through a combination of dedicated regional representatives, pension consultants, and investment professionals.

Corporate. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments.

The accounting policies of the segments are the same as those described in Note 1 — Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated:

		Wealth
	Insurance	Management	Corporate	Total

	(in millions)

2010
Revenues from external customers	$327	$1,156	$(3)	$1,480
Net investment income	40	224	198	462
Net realized investment and other losses	(75)	(104)	(8)	(187)

Revenues	$292	$1,276	$187	$1,755

Net income	$21	$39	$121	$181

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$1	$24	$141	$166
Carrying value of investments accounted for under the equity method	-	-	1	1
Amortization of deferred policy acquisition costs, deferred sales inducements, and value of business acquired	41	27	-	68
Income tax (benefit) expense	(106)	(60)	64	(102)
Segment assets	$4,469	$12,358	$1,714	$18,541

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 10 — Segment Information - (continued)

		Wealth
	Insurance	Management	Corporate	Total

	(in millions)

2009
Revenues from external customers	$132	$93	$-	$225
Net investment income	17	19	137	173
Net realized investment and other gains	1	-	-	1

Revenues	$150	$112	$137	$399

Net (loss) income	$(13)	$134	$88	$209

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$-	$20	$107	$127
Carrying value of investments accounted for under the equity method	-	-	1	1
Amortization of deferred policy acquisition costs and deferred sales inducements	23	91	-	114
Income tax (benefit) expense	(7)	68	47	108
Segment assets	$869	$7,037	$1,564	$9,470

		Wealth
	Insurance	Management	Corporate	Total

	(in millions)

2008
Revenues from external customers	$82	$98	$-	$180
Net investment income	12	24	138	174
Net realized investment and other gains (losses)	10	1	(1)	10

Revenues	$104	$123	$137	$364

Net (loss) income	$(5)	$(91)	$86	$(10)

Supplemental Information:
Equity in net income of investees accounted for by the equity method	$-	$21	$116	$137
Carrying value of investments accounted for under the equity method	-	-	1	1
Amortization of deferred policy acquisition costs and deferred sales inducements	(8)	(27)	-	(35)
Income tax (benefit) expense	(3)	(59)	51	(11)

The Company operates primarily in the United States and has no reportable major customers.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Fair Value of Financial Instruments

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

	December 31,

	2010		2009

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(in millions)
Assets:
Fixed maturities:
Available-for-sale	$7,813	$7,813	$1,235	$1,235
Held-for-trading	410	410	-	-
Mortgage loans on real estate	806	838	-	-
Policy loans	112	112	55	55
Short-term investments	67	67	107	107
Cash and cash equivalents	445	445	669	669
Derivatives:
Interest rate swap agreements	24	24	-	-
Embedded derivatives	47	47	41	41
Separate account assets	7,351	7,351	6,648	6,648

Total assets	$17,075	$17,107	$8,755	$8,755

Liabilities:
Guaranteed investment contracts and funding agreements	$2,020	$1,988	$-	$-
Fixed-rate deferred and immediate annuities	765	784	3	3
Supplementary contracts without life contingencies	5	5	-	-
Derivatives:
Interest rate swap agreements	33	33	-	-
Embedded derivatives	148	148	53	53

Total liabilities	$2,971	$2,958	$56	$56

ASC 820 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

ASC 820 effectively created the following two primary categories of financial instruments for the purpose of fair value disclosure:

•

Financial Instruments Measured at Fair Value and Reported in the Balance Sheets – This category includes assets and liabilities measured at fair value on a recurring and nonrecurring basis. Financial instruments measured on a recurring basis include fixed maturities, short-term investments, derivatives and separate account assets. Assets and liabilities measured at fair value on a nonrecurring basis include mortgage loans, which are reported at fair value only in the period in which an impairment is recognized.

•	Other Financial Instruments Not Reported at Fair Value – This category includes assets and liabilities which do not require the additional ASC 820 disclosures, as follows:

Mortgage loans on real estate – The fair value of unimpaired mortgage loans is estimated using discounted cash flows and takes into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans – These loans are carried at unpaid principal balances, which approximate their fair values.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Fair Value of Financial Instruments - (continued)

Cash and cash equivalents – The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Fixed-rate deferred and immediate annuities – The fair value of these financial instruments is estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date. The fair value of fixed immediate annuities is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Guaranteed investment contracts and funding agreements – The fair value associated with these financial instruments is determined by projecting cash flows and discounting at current corporate rates, defined as U.S. Treasury rates plus MFC’s corporate spread. The fair value attributable to credit risk represents the present value of the spread.

Financial Instruments Measured at Fair Value on the Balance Sheets

Valuation Hierarchy

Following ASC 820 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 assets primarily include separate account assets.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.) and inputs that are derived from or corroborated by observable market data. Most debt securities and some short-term investments are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs.

• Level 3 – Fair value measurements using significant non market observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Embedded derivatives related to reinsurance agreements or product guarantees are included in this category.

Determination of Fair Value

The valuation methodologies used to determine the fair values of assets and liabilities under ASC 820 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Fair Value of Financial Instruments - (continued)

Fair Value Measurements on a Recurring Basis

Fixed Maturities

For fixed maturities, including corporate, US Treasury, foreign government and obligations of states and political subdivisions, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Short-Term Investments

Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets and are classified within Level 1, as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Derivatives

The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter (“OTC”) derivatives. The pricing models used are based on market standard valuation methodologies, and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company’s derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives which are observable or can be corroborated by observable market data. Inputs that are observable generally include interest rates, foreign currency exchange rates, and interest rate curves; however, certain OTC derivatives may rely on inputs that are significant to the fair value, but are unobservable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include broker quotes, volatilities, and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation.

Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all OTC derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives

As defined in ASC 815, the Company holds assets and liabilities classified as embedded derivatives, which are reported separately on the Balance Sheets. Those assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements (“Reinsurance GMIB Assets”). Liabilities include policyholder benefits offered under variable annuity contracts such as GMWB with a term certain and embedded reinsurance derivatives.

Embedded derivatives are recorded in the Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Fair Value of Financial Instruments - (continued)

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer. Therefore, fair value reflects the reporting entity’s own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC’s own credit risk, which is determined by taking into consideration publicly available information relating to MFC’s debt as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for Reinsurance GMIB assets, and is derived from publicly available information relating to the reinsurance companies’ publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as assets or liabilities on the Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in net realized investment and other (losses) gains. The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets

Separate account assets are reported at fair value and reported as a summarized total on the Balance Sheets in accordance with SOP No. 03-1, “Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts,” which is now incorporated into ASC 944. The fair value of separate account assets is based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company’s separate accounts primarily include investments in mutual funds, short-term investments, and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted market prices or reported net asset values (“NAV”). Open-ended mutual fund investments that are traded in an active market and have a publically available price are included in Level 1. The fair values of short-term investments and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company’s general account.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Fair Value of Financial Instruments - (continued)

The following table presents the Company’s assets and liabilities that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy levels, as of December 31, 2010 and 2009.

	December 31, 2010

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities available-for-sale:
Corporate securities	$5,183	$-	$4,928	$255
Commercial mortgage-backed securities	961	-	951	10
Collateralized debt obligations	10	-	10	-
Other asset-backed securities	63	-	63	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	1,301	-	1,301	-
Obligations of states and political subdivisions	214	-	207	7
Debt securities issued by foreign governments	81	-	81	-

Total fixed maturities available-for-sale	7,813	-	7,541	272
Fixed maturities held-for-trading:
Corporate securities	246	-	243	3
Commercial mortgage-backed securities	81	-	81	-
Collateralized debt obligations	-	-	-	-
Other asset-backed securities	3	-	3	-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	67	-	67	-
Obligations of states and political subdivisions	12	-	12	-
Debt securities issued by foreign governments	1	-	1	-

Total fixed maturities held-for-trading	410	-	407	3
Short-term investments	67	-	67	-
Derivative assets	24	-	24	-
Separate account assets (2)	7,351	7,351	-	-
Embedded derivatives (1)	47	-	-	47

Total assets at fair value	$15,712	$7,351	$8,039	$322

Liabilities:
Derivative liabilities	33	-	33	-
Embedded derivatives (1)	148	-	111	37

Total liabilities at fair value	$181	$-	$144	$37

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Fair Value of Financial Instruments - (continued)

	December 31, 2009

	Total Fair Value	Level 1	Level 2	Level 3

	(in millions)
Assets:
Fixed maturities:
Corporate securities	$623	$-	$623	$-
U.S. Treasury securities and obligations of U.S. government corporations and agencies	479	-	479	-
Obligations of states and political subdivisions	31	-	31	-
Debt securities issued by foreign governments	102	-	102	-
Short-term investments	107	-	107	-
Separate account assets (2)	6,648	6,648	-	-
Embedded derivatives (1)	41	-	-	41

Total assets at fair value	$8,031	$6,648	$1,342	$41

Liabilities:
Embedded derivatives (1)	$53	$-	$-	$53

Total liabilities at fair value	$53	$-	$-	$53

(1)	Derivative assets and liabilities are presented gross to reflect the presentation in the Balance Sheets, but are presented net for purposes of the Level 3 roll forward in the following table.

Embedded derivatives related to fixed maturities and reinsurance contracts are reported as part of the derivative asset or liability on the Balance Sheets. Embedded derivatives related to benefit guarantees are reported as part of the reinsurance recoverable or future policy benefits on the Balance Sheets. Embedded derivatives related to participating pension contracts are reported as part of future policy benefits on the Balance Sheets.

(2)	Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by ASC 944.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Fair Value of Financial Instruments - (continued)

Level 3 Financial Instruments

The changes in Level 3 financial instruments measured at fair value on a recurring basis for the years ended December 31, 2010 and 2009 are summarized as follows:

		Net realized/unrealized gains (losses) included in:				Transfers

	Balance at January 1, 2010	Earnings		AOCI (2)	Purchases, issuances, and settlements (net)	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2010	Change in unrealized gains (losses) included in earnings on instruments still held

	(in millions)
Fixed maturities available-for-sale:
Corporate debt securities	$-	$(2	) (1)	$14	$233	$26	$(16)	$255	$-
Commercial mortgage-backed securities	-	-		-	11	-	(1)	10	-
Obligations of states and political subdivisions	-	-		-	29	7	(29)	7	-

Total fixed maturities available-for-sale	-	(2)		14	273	33	(46)	272	-

Fixed maturities held-for- trading:
Corporate debt securities	-	-		-	4	-	(1)	3	-

Total fixed maturities held-for-trading	-	-		-	4	-	(1)	3	-

Net embedded derivatives	(12)	22	(4)	-	-	-	-	10	22

Total	$(12)	$20		$14	$277	$33	$(47)	$285	$22

		Net realized/unrealized gains (losses) included in:				Transfers

	Balance at January 1, 2009	Earnings		AOCI (2)	Purchases, issuances, and settlements (net)	Into Level 3 (3)	Out of Level 3 (3)	Balance at December 31, 2009	Change in unrealized gains (losses) included in earnings on instruments still held

	(in millions)
Net embedded derivatives	$(235)	$223	(4)	$-	$-	$-	$-	$(12)	$223

Total	$(235)	$223		$-	$-	$-	$-	$(12)	$223

(1)	This amount is included in net realized investment and other (losses) gains on the Statements of Operations.
(2)	This amount is included in accumulated other comprehensive income on the Balance Sheets.
(3)	For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(4)	This amount is included in benefits to policyholders on the Statements of Operations.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 11 — Fair Value of Financial Instruments - (continued)

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

The transfers into Level 3 primarily result from securities that were impaired during the year or securities where a lack of observable market data (versus the previous year) resulted in reclassifying assets into Level 3. The transfers out of Level 3 primarily result from observable market data becoming available for that asset, thus eliminating the need to extrapolate market data beyond observable points.

Financial Instruments Measured at Fair Value on a Nonrecurring Basis

Certain financial assets are reported at fair value on a nonrecurring basis, including investments such as mortgage loans, joint ventures, and limited partnership interests, which are reported at fair value only in the period in which an impairment is recognized. The fair value of these securities is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. During the reporting period, there were no assets or liabilities measured at fair value on a nonrecurring basis.

Note 12 – Value of Business Acquired

The balance of and changes in VOBA as of and for the years ended December 31, were as follows:

	December 31,

	2010	2009

	(in millions)
Balance, beginning of year	$-	$-
Capitalization (1)	56	-
Amortization	(8)	-
Change in unrealized investment losses	(6)	-

Balance, end of year	$42	$-

(1)	Amount transferred from JHUSA on January 1, 2010 in connection with the NY transfer.

The following table provides estimated future amortization (net of tax) for the periods indicated:

VOBA Amortization
(in millions)
2011	$7
2012	7
2013	6
2014	3
2015	3

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. Most contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Balance Sheets as separate account assets with an equivalent amount reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company’s Statements of Operations. For the years ended December 31, 2010 and 2009, there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit on certain policies if specified premiums on these policies are paid by the policyholder, regardless of separate account performance.

The following table reflects variable life insurance contracts with guarantees held by the Company:

	December 31,

	2010	2009

	(in millions, except for age)
Life insurance contracts with guaranteed benefits
In the event of death
Account value	$63	$44
Net amount at risk related to deposits	6	7
Average attained age of contract holders	46	45

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit (“GMDB”) features guarantee the contract holder either (a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary, or (d) a combination benefit of (b) and (c) above.

Contracts with Guaranteed Minimum Income Benefit (“GMIB”) riders provide a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (ten years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

Multiple variations of an optional GMWB rider have also been offered by the Company. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of “step-up” provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

Unaffiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Certain Separate Accounts - (continued)

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company’s variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

	December 31,

	2010	2009

	(in millions, except for ages)
Guaranteed Minimum Death Benefit
Return of net deposits
In the event of death
Account value	$1,545	$1,426
Net amount at risk- net of reinsurance	38	103
Average attained age of contract holders	65	64

Highest specified anniversary account value minus withdrawals post anniversary
In the event of death
Account value	$2,914	$2,827
Net amount at risk- net of reinsurance	154	300
Average attained age of contract holders	64	64

Guaranteed Minimum Income Benefit
Account value	$483	$477
Net amount at risk- net of reinsurance	-	-
Average attained age of contract holders	61	61

Guaranteed Minimum Withdrawal Benefit
Account value	$3,036	$2,802
Net amount at risk	355	470
Average attained age of contract holders	64	63

Account balances of variable contracts with guarantees were invested in various separate accounts with the following characteristics:

	December 31,

	2010	2009

	(in millions)
Type of Fund
Equity	$2,477	$1,907
Balanced	1,290	1,617
Bonds	571	527
Money Market	79	111

Total	$4,417	$4,162

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 13 — Certain Separate Accounts - (continued)

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

	Guaranteed Minimum Death Benefit (GMDB)	Guaranteed Minimum Income Benefit (GMIB)	Guaranteed Minimum Withdrawal Benefit (GMWB)	Total

	(in millions)
Balance at January 1, 2010	$20	$6	$54	$80
Assumed reserves from NY transfer (1)	11	-	-	11
Incurred guarantee benefits	(9)	-	-	(9)
Other reserve changes	6	-	(15)	(9)

Balance at December 31, 2010	28	6	39	73
Reinsurance recoverable	-	(47)	-	(47)

Net balance at December 31, 2010	$28	$(41)	$39	$26

Balance at January 1, 2009	$36	$12	$277	$325
Incurred guarantee benefits	(12)	-	-	(12)
Other reserve changes	(4)	(6)	(223)	(233)

Balance at December 31, 2009	20	6	54	80
Reinsurance recoverable	-	(41)	-	(41)

Net balance at December 31, 2009	$20	$(35)	$54	$39

(1)	Amount assumed from JHUSA on January 1, 2010.

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life contingent portion of the GMWB reserves were determined in accordance with ASC 944, and the GMIB reinsurance recoverable and non-life contingent GMWB gross reserve were determined in accordance with ASC 815.

The Company regularly evaluates estimates used and adjusts the liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2010 and 2009:

•	Data used included 1,000 stochastically generated investment performance scenarios. For ASC 815 calculations, risk neutral scenarios were used.

•

For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

•	Mean return and volatility assumptions were determined by asset classes. Market consistent observed volatilities were used where available for ASC 815 calculations.

•	Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

•

Annuity lapse rates vary by contract type, commission type, duration, and by with or without living benefit or death benefit riders. The lapse rates range from 0.8% to 41.5% for GMDB and 0.3% to 41.5% for GMIB and GMWB.

•

The discount rate is 7% (in-force issued before 2004) or 6.4% (in-force issued after 2003) in the ASC 944 calculations. The discount rates used for ASC 815 calculations are based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Note 14 — Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

	December 31,

	2010	2009

	(in millions)
Balance, beginning of year	$551	$553
Capitalization	76	97
Amortization (1)	(58)	(104)
Change in unrealized investment (losses) gains	(9)	4
Adoption of ASC 320, recognition of other-than-temporary impairments	-	1

Balance, end of year	$560	$551

The balance of and changes in deferred sales inducements (“DSI”) as of and for the years ended December 31, were as follows:

	December 31,

	2010	2009

	(in millions)
Balance, beginning of year	$37	$46
Capitalization	-	2
Amortization (1)	(2)	(10)
Change in unrealized investment gains (losses)	-	(1)

Balance, end of year	$35	$37

(1)	In 2010 and 2009, DAC and DSI amortization includes unlocking due to the estimated gross profit impact arising from the change in benefits to policyholders related to certain separate account guarantees. This unlocking contributed to the overall amortization change during the year.

Note 15 — Subsequent Events

The Company evaluated the recognition and disclosure of subsequent events for its December 31, 2010 financial statements through the date on which the financial statements were issued.

John Hancock Life Insurance Company of New York Separate Account B

Audited Financial Statements

Year ended December 31, 2010 with Report of Independent Registered Public Accounting Firm

John Hancock Life Insurance Company of New York Separate Account B

Audited Financial Statements

Year ended December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Contract Owners of the sub-accounts of

John Hancock Life Insurance Company of New York Separate Account B

“Active” sub-accounts

500 Index Trust B Series 0	Franklin Templeton Founding Allocation Trust Series 1
500 Index Trust Series 1	Fundamental Value Trust Series 0
Active Bond Trust Series 0	Fundamental Value Trust Series 1
Active Bond Trust Series 1	Global Bond Trust Series 0
All Cap Core Trust Series 0	Global Bond Trust Series 1
All Cap Core Trust Series 1	Global Trust Series 0
All Cap Value Trust Series 0	Global Trust Series 1
All Cap Value Trust Series 1	Health Sciences Trust Series 0
Alpha Opportunities Trust Series 0	Health Sciences Trust Series 1
American Asset Allocation Trust Series 1	High Yield Trust Series 0
American Blue Chip Income and Growth Trust Series 1	High Yield Trust Series 1
American Bond Trust Series 1	International Core Trust Series 0
American Fundamental Holdings Trust Series 1	International Core Trust Series 1
American Global Diversification Trust Series 1	International Equity Index Trust A Series 0
American Growth Trust Series 1	International Equity Index Trust A Series 1
American Growth-Income Trust Series 1	International Equity Index Trust B Series 0
American International Trust Series 1	International Opportunities Trust Series 0
American New World Trust Series 1	International Opportunities Trust Series 1
Balanced Trust Series 0	International Small Company Trust Series 0
Balanced Trust Series 1	International Small Company Trust Series 1
Blue Chip Growth Trust Series 0	International Value Trust Series 0
Blue Chip Growth Trust Series 1	International Value Trust Series 1
Capital Appreciation Trust Series 0	Investment Quality Bond Trust Series 0
Capital Appreciation Trust Series 1	Investment Quality Bond Trust Series 1
Capital Appreciation Value Trust Series 0	Large Cap Trust Series 0
Core Allocation Plus Trust Series 0	Large Cap Trust Series 1
Core Bond Trust Series 0	Large Cap Value Trust Series 0
Core Bond Trust Series 1	Large Cap Value Trust Series 1
Core Diversified Growth & Income Trust Series 1	Lifestyle Aggressive Trust Series 0
Core Strategy Trust Series 0	Lifestyle Aggressive Trust Series 1
Disciplined Diversification Trust Series 0	Lifestyle Balanced Trust Series 0
Emerging Markets Value Trust Series 0	Lifestyle Balanced Trust Series 1
Emerging Markets Value Trust Series 1	Lifestyle Conservative Trust Series 0
Equity-Income Trust Series 0	Lifestyle Conservative Trust Series 1
Equity-Income Trust Series 1	Lifestyle Growth Trust Series 0
Financial Services Trust Series 0	Lifestyle Growth Trust Series 1
Financial Services Trust Series 1	Lifestyle Moderate Trust Series 0
Franklin Templeton Founding Allocation Trust Series 0	Lifestyle Moderate Trust Series 1

Report of Independent Registered Public Accounting Firm

Mid Cap Index Trust Series 0	Small Cap Opportunities Trust Series 0
Mid Cap Index Trust Series 1	Small Cap Opportunities Trust Series 1
Mid Cap Stock Trust Series 0	Small Cap Value Trust Series 0
Mid Cap Stock Trust Series 1	Small Cap Value Trust Series 1
Mid Value Trust Series 0	Small Company Value Trust Series 0
Mid Value Trust Series 1	Small Company Value Trust Series 1
Money Market Trust B Series 0	Smaller Company Growth Trust Series 0
Money Market Trust Series 1	Smaller Company Growth Trust Series 1
Natural Resources Trust Series 0	Strategic Income Opportunities Trust Series 0
Natural Resources Trust Series 1	Strategic Income Opportunities Trust Series 1
Optimized All Cap Trust Series 0	Total Bond Market Trust B Series 0
Optimized All Cap Trust Series 1	Total Return Trust Series 0
Optimized Value Trust Series 0	Total Return Trust Series 1
Real Estate Securities Trust Series 0	Total Stock Market Index Trust Series 0
Real Estate Securities Trust Series 1	Total Stock Market Index Trust Series 1
Real Return Bond Trust Series 0	Utilities Trust Series 0
Real Return Bond Trust Series 1	Utilities Trust Series 1
Science & Technology Trust Series 0	Value Trust Series 0
Science & Technology Trust Series 1	Value Trust Series 1
Short Term Government Income Trust Series 0	All Asset Portfolio
Short Term Government Income Trust Series 1	Brandes International Equity Trust
Small Cap Growth Trust Series 0	Business Opportunity Value Trust
Small Cap Growth Trust Series 1	Frontier Capital Appreciation Trust
Small Cap Index Trust Series 0	Large Cap Growth Trust
Small Cap Index Trust Series 1

“Closed” sub-accounts

All Cap Growth Trust Series 0	Strategic Bond Trust Series 0
All Cap Growth Trust Series 1	Strategic Bond Trust Series 1
Overseas Equity Trust Series 0	U.S. Government Securities Trust Series 0
Pacific Rim Trust Series 0	U.S. Government Securities Trust Series 1
Pacific Rim Trust Series 1	U.S. High Yield Bond Trust Series 0
Short-Term Bond Trust Series 0	U.S. High Yield Bond Trust Series 1

Report of Independent Registered Public Accounting Firm

We have audited the accompanying statements of assets and contract owners’ equity of John Hancock Life Insurance Company of New York Separate Account B (the “Account”), comprised of the active sub-accounts as of December 31, 2010, and the related statements of operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception). These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian or fund manager of the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the active sub-accounts constituting John Hancock Life Insurance Company of New York Separate Account B at December 31, 2010, and the results of its operations and changes in contract owners’ equity of the active and closed sub-accounts for each of the two years in the period then ended (or years since inception), and the financial highlights for each of the five years in the period then ended (or years since inception), in conformity with U.S. generally accepted accounting principles.

/s/ ERNST & YOUNG LLP
Chartered Accountants
Licensed Public Accountants

Toronto, Canada
March 31, 2011

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Contract Owners’ Equity

December 31, 2010

Assets
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
500 Index Trust B Series 0 -121,875 shares (cost $1,701,534)	$1,914,656
500 Index Trust Series 1 - 44,241 shares (cost $490,329)	487,092
Active Bond Trust Series 0 - 8,278 shares (cost $77,044)	80,380
Active Bond Trust Series 1 - 25,230 shares (cost $236,703)	244,979
All Cap Core Trust Series 0 - 2,008 shares (cost $27,294)	33,255
All Cap Core Trust Series 1 - 23,245 shares (cost $410,306)	384,712
All Cap Growth Trust Series 0	—
All Cap Growth Trust Series 1	—
All Cap Value Trust Series 0 - 20,038 shares (cost $134,314)	166,715
All Cap Value Trust Series 1 - 19,288 shares (cost $170,976)	161,055
Alpha Opportunities Trust Series 0 - 1,831 shares (cost $26,103)	28,103
American Asset Allocation Trust Series 1 - 34,077 shares (cost $321,014)	375,193
American Blue Chip Income and Growth Trust Series 1 - 24,453 shares (cost $255,213)	277,541
American Bond Trust Series 1 - 11,230 shares (cost $129,932)	135,653
American Fundamental Holdings Trust Series 1 - 92,680 shares (cost $882,206)	958,309
American Global Diversification Trust Series 1 - 8,990 shares (cost $89,870)	93,765
American Growth Trust Series 1 - 90,918 shares (cost $1,262,080)	1,421,047
American Growth-Income Trust Series 1 - 67,081 shares (cost $829,151)	998,842
American International Trust Series 1 - 82,627 shares (cost $1,277,198)	1,349,296
American New World Trust Series 1 - 4,688 shares (cost $58,827)	64,457
Balanced Trust Series 0 - 497 shares (cost $7,904)	8,127
Balanced Trust Series 1 - 87 shares (cost $1,427)	1,428
Blue Chip Growth Trust Series 0 - 101,594 shares (cost $1,738,041)	2,054,232
Blue Chip Growth Trust Series 1 - 33,317 shares (cost $570,347)	674,666
Capital Appreciation Trust Series 0 - 9,183 shares (cost $77,305)	91,282
Capital Appreciation Trust Series 1 - 35,421 shares (cost $303,075)	352,086
Capital Appreciation Value Trust Series 0 - 7,307 shares (cost $84,581)	83,962
Core Allocation Plus Trust Series 0 - 11,391 shares (cost $116,581)	124,047
Core Bond Trust Series 0 - 8,047 shares (cost $111,410)	109,761
Core Bond Trust Series 1 - 9,381 shares (cost $116,378)	128,333
Core Diversified Growth & Income Trust Series 1 - 74,782 shares (cost $848,685)	906,362
Core Strategy Trust Series 0 - 27,504 shares (cost $312,425)	348,482
Disciplined Diversification Trust Series 0 - 29,036 shares (cost $325,159)	357,729
Emerging Markets Value Trust Series 0 - 88,205 shares (cost $1,096,506)	1,409,515
Emerging Markets Value Trust Series 1 - 4,339 shares (cost $59,790)	69,386
Equity-Income Trust Series 0 - 79,155 shares (cost $928,491)	1,094,709
Equity-Income Trust Series 1 - 26,540 shares (cost $287,550)	368,113
Financial Services Trust Series 0 - 21,936 shares (cost $199,513)	259,280
Financial Services Trust Series 1 - 10,410 shares (cost $128,608)	123,250
Franklin Templeton Founding Allocation Trust Series 0 - 14,553 shares (cost $137,784)	144,801
Franklin Templeton Founding Allocation Trust Series 1 - 344 shares (cost $3,131)	3,420
Fundamental Value Trust Series 0 - 83,851 shares (cost $1,030,153)	1,196,553

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Contract Owners’ Equity

December 31, 2010

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Fundamental Value Trust Series 1 - 42,637 shares (cost $455,774)	$610,130
Global Bond Trust Series 0 - 47,405 shares (cost $600,797)	610,575
Global Bond Trust Series 1 - 21,449 shares (cost $280,110)	277,123
Global Trust Series 0 - 4,536 shares (cost $60,801)	65,634
Global Trust Series 1 - 54,580 shares (cost $745,191)	790,323
Health Sciences Trust Series 0 - 7,335 shares (cost $89,912)	114,424
Health Sciences Trust Series 1 - 11,249 shares (cost $161,280)	174,926
High Yield Trust Series 0 - 106,430 shares (cost $809,344)	625,808
High Yield Trust Series 1 - 32,324 shares (cost $252,894)	192,003
International Core Trust Series 0 - 53,010 shares (cost $444,725)	516,316
International Core Trust Series 1 - 10,125 shares (cost $99,139)	98,921
International Equity Index Trust A Series 0 - 37,596 shares (cost $484,769)	415,431
International Equity Index Trust A Series 1 - 28,634 shares (cost $387,092)	316,976
International Equity Index Trust B Series 0 - 98,155 shares (cost $1,418,188)	1,563,604
International Opportunities Trust Series 0 - 133,837 shares (cost $1,486,098)	1,683,669
International Opportunities Trust Series 1 - 12,811 shares (cost $188,413)	161,165
International Small Company Trust Series 0 - 33,149 shares (cost $299,269)	348,068
International Small Company Trust Series 1 - 6,871 shares (cost $61,863)	72,140
International Value Trust Series 0 - 68,841 shares (cost $787,906)	828,160
International Value Trust Series 1 - 73,012 shares (cost $864,819)	883,441
Investment Quality Bond Trust Series 0 - 28,706 shares (cost $322,237)	323,517
Investment Quality Bond Trust Series 1 - 22,842 shares (cost $258,531)	258,119
Large Cap Trust Series 0 - 12,378 shares (cost $133,327)	152,624
Large Cap Trust Series 1 - 7,215 shares (cost $96,402)	89,182
Large Cap Value Trust Series 0 - 27,673 shares (cost $432,161)	459,923
Large Cap Value Trust Series 1 - 14,876 shares (cost $208,353)	247,235
Lifestyle Aggressive Trust Series 0 - 802,823 shares (cost $5,521,634)	6,703,568
Lifestyle Aggressive Trust Series 1 - 40,825 shares (cost $282,465)	340,892
Lifestyle Balanced Trust Series 0 - 1,466,281 shares (cost $15,873,252)	17,243,464
Lifestyle Balanced Trust Series 1 - 374,869 shares (cost $4,554,849)	4,400,961
Lifestyle Conservative Trust Series 0 - 117,034 shares (cost $1,427,056)	1,473,461
Lifestyle Conservative Trust Series 1 - 8,542 shares (cost $101,399)	107,368
Lifestyle Growth Trust Series 0 - 1,582,146 shares (cost $16,855,843)	18,083,931
Lifestyle Growth Trust Series 1 - 142,440 shares (cost $1,738,327)	1,626,663
Lifestyle Moderate Trust Series 0 - 168,661 shares (cost $1,946,726)	2,027,303
Lifestyle Moderate Trust Series 1 - 76,948 shares (cost $924,584)	924,144
Mid Cap Index Trust Series 0 - 107,489 shares (cost $1,635,190)	1,905,779
Mid Cap Index Trust Series 1 - 13,547 shares (cost $209,644)	240,331
Mid Cap Stock Trust Series 0 - 40,041 shares (cost $490,402)	568,179
Mid Cap Stock Trust Series 1 - 20,242 shares (cost $275,033)	286,016
Mid Value Trust Series 0 - 148,816 shares (cost $1,389,161)	1,648,879
Mid Value Trust Series 1 - 20,469 shares (cost $158,862)	227,611

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Contract Owners’ Equity

December 31, 2010

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
Money Market Trust B Series 0 - 8,162,330 shares (cost $8,162,330)	$8,162,330
Money Market Trust Series 1 - 1,438,933 shares (cost $1,438,933)	1,438,933
Natural Resources Trust Series 0 - 196,497 shares (cost $1,921,421)	2,468,009
Natural Resources Trust Series 1 - 16,935 shares (cost $217,060)	216,262
Optimized All Cap Trust Series 0 - 8,634 shares (cost $91,420)	111,639
Optimized All Cap Trust Series 1 - 102 shares (cost $1,161)	1,320
Optimized Value Trust Series 0 - 1,209 shares (cost $13,712)	11,885
Overseas Equity Trust Series 0	—
Pacific Rim Trust Series 0	—
Pacific Rim Trust Series 1	—
Real Estate Securities Trust Series 0 - 118,865 shares (cost $1,098,362)	1,343,174
Real Estate Securities Trust Series 1 - 34,212 shares (cost $486,021)	388,985
Real Return Bond Trust Series 0 - 47,491 shares (cost $579,430)	543,299
Real Return Bond Trust Series 1 - 2,943 shares (cost $37,186)	34,110
Science & Technology Trust Series 0 - 13,257 shares (cost $175,880)	224,965
Science & Technology Trust Series 1 - 16,124 shares (cost $195,513)	272,650
Short-Term Bond Trust Series 0	—
Short Term Government Income Trust Series 0 - 58,402 shares (cost $754,019)	754,552
Short Term Government Income Trust Series 1 - 31,816 shares (cost $410,212)	411,062
Small Cap Growth Trust Series 0 - 12,889 shares (cost $89,380)	130,819
Small Cap Growth Trust Series 1 - 2,220 shares (cost $14,350)	22,471
Small Cap Index Trust Series 0 - 140,969 shares (cost $1,668,921)	1,974,975
Small Cap Index Trust Series 1 - 8,151 shares (cost $109,662)	114,197
Small Cap Opportunities Trust Series 0 - 2,274 shares (cost $33,739)	44,272
Small Cap Opportunities Trust Series 1 - 5,180 shares (cost $99,846)	101,420
Small Cap Value Trust Series 0 - 12,448 shares (cost $193,058)	234,770
Small Cap Value Trust Series 1 - 1,684 shares (cost $19,162)	31,836
Small Company Value Trust Series 0 - 19,495 shares (cost $284,194)	331,996
Small Company Value Trust Series 1 - 17,953 shares (cost $276,717)	306,459
Smaller Company Growth Trust Series 0 - 33,427 shares (cost $459,202)	588,313
Smaller Company Growth Trust Series 1 - 2,485 shares (cost $34,118)	43,717
Strategic Bond Trust Series 0	—
Strategic Bond Trust Series 1	—
Strategic Income Opportunities Trust Series 0 - 24,412 shares (cost $338,775)	341,040
Strategic Income Opportunities Trust Series 1 - 17,050 shares (cost $249,122)	238,694
Total Bond Market Trust B Series 0 - 14,420 shares (cost $146,565)	146,368
Total Return Trust Series 0 - 114,661 shares (cost $1,641,876)	1,651,112
Total Return Trust Series 1 - 56,552 shares (cost $780,882)	817,175
Total Stock Market Index Trust Series 0 - 24,646 shares (cost $238,758)	288,609
Total Stock Market Index Trust Series 1 - 11,017 shares (cost $121,097)	129,005
U.S. Government Securities Trust Series 0	—
U.S. Government Securities Trust Series 1	—

John Hancock Life Insurance Company of New York Separate Account B

Statements of Assets and Contract Owners’ Equity

December 31, 2010

Assets (continued)
Investments at fair value:
Sub-accounts invested in John Hancock Trust portfolios:
U.S. High Yield Bond Trust Series 0	$—
U.S. High Yield Bond Trust Series 1	—
Utilities Trust Series 0 - 39,111 shares (cost $416,163)	453,682
Utilities Trust Series 1 - 6,976 shares (cost $89,153)	81,064
Value Trust Series 0 - 6,842 shares (cost $85,213)	113,505
Value Trust Series 1 - 16,834 shares (cost $238,391)	279,615
Sub-accounts invested in Outside Trust Portfolios:
All Asset Portfolio - 12,520 shares (cost $126,303)	$138,475
Brandes International Equity Trust - 1,698 shares (cost $19,253)	19,895
Business Opportunity Value Trust - 867 shares (cost $7,646)	8,930
Frontier Capital Appreciation Trust - 11 shares (cost $226)	275
Large Cap Growth Trust - 1,004 shares (cost $12,574)	16,291

Total Assets	$113,804,716

Contract Owners’ Equity

Variable universal life insurance contracts	$113,804,716

See accompanying notes.

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

	Sub-Account
	500 Index Trust B Series 0		500 Index Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$30,428	$35,759	$6,378	$6,737

Net investment income (loss)	30,428	35,759	6,378	6,737

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	242,439	(77,502)	(10,589)	(49,892)

Realized gains (losses)	242,439	(77,502)	(10,589)	(49,892)
Unrealized appreciation (depreciation) during the period	(89,459)	489,695	67,890	133,596

Net increase (decrease) in assets from operations	183,408	447,952	63,679	90,441

Changes from principal transactions:
Transfer of net premiums	472,318	392,543	79,381	58,045
Transfer on terminations	(162,058)	(105,953)	(86,184)	(119,960)
Transfer on policy loans	250,881	(251,335)	21	83
Net interfund transfers	(657,904)	706,421	(13,842)	(22,824)

Net increase (decrease) in assets from principal transactions	(96,763)	741,676	(20,624)	(84,656)

Total increase (decrease) in assets	86,645	1,189,628	43,055	5,785
Assets, beginning of period	1,828,011	638,383	444,037	438,252

Assets, end of period	$1,914,656	$1,828,011	$487,092	$444,037

(bg)	Fund has no Series. Previously presented as Series 0 and Series 1.

See accompanying notes.

Sub-Account
Active Bond Trust Series 0		Active Bond Trust Series 1		All Asset Portfolio
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (bg)	Year Ended Dec. 31/09

$6,032	$3,086	$17,938	$14,413	$8,754	$6,966

6,032	3,086	17,938	14,413	8,754	6,966

—	—	—	—	—	—
4,317	(73)	295	(19,758)	3,163	3,241

4,317	(73)	295	(19,758)	3,163	3,241
(851)	5,988	12,002	48,384	2,922	15,138

9,498	9,001	30,235	43,039	14,839	25,345

40,948	6,696	12,651	14,905	25,228	18,395
(6,721)	(5,085)	(12,272)	(80,661)	(32,644)	(7,511)
—	—	(331)	(6,242)	(1,253)	(18,681)
(12,117)	24,782	(213)	(10,817)	15,628	71,635

22,110	26,393	(165)	(82,815)	6,959	63,838

31,608	35,394	30,070	(39,776)	21,798	89,183
48,772	13,378	214,909	254,685	116,677	27,494

$80,380	$48,772	$244,979	$214,909	$138,475	$116,677

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Core Trust Series 0		All Cap Core Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$336	$388	$3,835	$4,768

Net investment income (loss)	336	388	3,835	4,768

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(1,124)	(2,106)	(8,315)	(7,365)

Realized gains (losses)	(1,124)	(2,106)	(8,315)	(7,365)
Unrealized appreciation (depreciation) during the period	4,622	8,624	50,141	78,928

Net increase (decrease) in assets from operations	3,834	6,906	45,661	76,331

Changes from principal transactions:
Transfer of net premiums	6,139	12,966	12,864	22,119
Transfer on terminations	(3,562)	(4,326)	(25,801)	(21,239)
Transfer on policy loans	(1,012)	—	—	(1,882)
Net interfund transfers	882	745	(5,898)	45,590

Net increase (decrease) in assets from principal transactions	2,447	9,385	(18,835)	44,588

Total increase (decrease) in assets	6,281	16,291	26,826	120,919
Assets, beginning of period	26,974	10,683	357,886	236,967

Assets, end of period	$33,255	$26,974	$384,712	$357,886

(h)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.

See accompanying notes.

Sub-Account
All Cap Growth Trust Series 0		All Cap Growth Trust Series 1		All Cap Value Trust Series 0
Year Ended Dec. 31/10 (h)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (h)	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$23	$62	$115	$339	$655	$482

23	62	115	339	655	482

—	—	—	—	—	—
1,295	(185)	(5,156)	(5,145)	(1,149)	(15,847)

1,295	(185)	(5,156)	(5,145)	(1,149)	(15,847)
(876)	1,240	7,433	15,075	25,829	35,884

442	1,117	2,392	10,269	25,335	20,519

388	1,815	4,038	8,304	52,344	41,635
(571)	(2,179)	(1,669)	(19,103)	(14,506)	(13,478)
—	—	—	—	—	—
(9,939)	7,341	(56,267)	(624)	375	(3,351)

(10,122)	6,977	(53,898)	(11,423)	38,213	24,806

(9,680)	8,094	(51,506)	(1,154)	63,548	45,325
9,680	1,586	51,506	52,660	103,167	57,842

—	$9,680	—	$51,506	$166,715	$103,167

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	All Cap Value Trust Series 1		Alpha Opportunities Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (n)
Income:
Dividend income distribution	$555	$696	$105

Net investment income (loss)	555	696	105

Realized gains (losses) on investments:
Capital gain distributions	—	—	2,266
Net realized gains (losses)	(7,791)	(16,164)	(17)

Realized gains (losses)	(7,791)	(16,164)	2,249
Unrealized appreciation (depreciation) during the period	32,680	48,859	2,000

Net increase (decrease) in assets from operations	25,444	33,391	4,354

Changes from principal transactions:
Transfer of net premiums	7,262	7,518	1,222
Transfer on terminations	(6,607)	(8,271)	(969)
Transfer on policy loans	(287)	(25,238)	—
Net interfund transfers	(6,415)	(1,568)	23,496

Net increase (decrease) in assets from principal transactions	(6,047)	(27,559)	23,749

Total increase (decrease) in assets	19,397	5,832	28,103
Assets, beginning of period	141,658	135,826	—

Assets, end of period	$161,055	$141,658	$28,103

(n)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
American Asset Allocation Trust Series 1		American Blue Chip Income and Growth Trust Series 1		American Bond Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$5,650	$3,874	$3,438	$2,742	$3,546	$2,425

5,650	3,874	3,438	2,742	3,546	2,425

110	50	—	8,668	—	—
3,043	981	(6,694)	(16,989)	539	(5,927)

3,153	1,031	(6,694)	(8,321)	539	(5,927)
29,098	25,217	33,344	42,168	1,891	11,313

37,901	30,122	30,088	36,589	5,976	7,811

67,107	38,112	56,248	67,149	19,743	17,752
(26,912)	(12,801)	(30,398)	(25,262)	(11,038)	(8,644)
(393)	(37)	—	—	—	—
80,670	160,285	25,631	7,441	25,242	32,185

120,472	185,559	51,481	49,328	33,947	41,293

158,373	215,681	81,569	85,917	39,923	49,104
216,820	1,139	195,972	110,055	95,730	46,626

$375,193	$216,820	$277,541	$195,972	$135,653	$95,730

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American Fundamental Holdings Trust Series 1		American Global Diversification Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (a)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (a)
Income:
Dividend income distribution	$14,126	$512	$1,733	$472

Net investment income (loss)	14,126	512	1,733	472

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	1,211	3	142	—

Realized gains (losses)	1,211	3	142	—
Unrealized appreciation (depreciation) during the period	76,471	(368)	4,396	(501)

Net increase (decrease) in assets from operations	91,808	147	6,271	(29)

Changes from principal transactions:
Transfer of net premiums	204,149	336	13,138	74
Transfer on terminations	(20,587)	(157)	(5,501)	(16)
Transfer on policy loans	—	—	—	—
Net interfund transfers	649,161	33,452	50,867	28,961

Net increase (decrease) in assets from principal transactions	832,723	33,631	58,504	29,019

Total increase (decrease) in assets	924,531	33,778	64,775	28,990
Assets, beginning of period	33,778	—	28,990	—

Assets, end of period	$958,309	$33,778	$93,765	$28,990

(a)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

See accompanying notes.

Sub-Account
American Growth Trust Series 1		American Growth-Income Trust Series 1		American International Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$4,305	$2,368	$10,441	$8,608	$20,926	$8,251

4,305	2,368	10,441	8,608	20,926	8,251

—	103,434	—	82,086	—	134,783
(66,818)	(130,719)	(13,833)	(387,402)	(33,831)	(171,823)

(66,818)	(27,285)	(13,833)	(305,316)	(33,831)	(37,040)
252,336	256,410	102,358	635,738	101,686	283,872

189,823	231,493	98,966	339,030	88,781	255,083

256,882	478,765	128,918	103,090	217,005	200,788
(143,271)	(88,111)	(77,534)	(177,564)	(115,769)	(70,801)
(10,392)	(26,910)	(1,834)	(3,744)	(14,431)	(35,518)
(25,101)	28,487	53,737	(448,436)	317,762	(21,689)

78,118	392,231	103,287	(526,654)	404,567	72,780

267,941	623,724	202,253	(187,624)	493,348	327,863
1,153,106	529,382	796,589	984,213	855,948	528,085

$1,421,047	$1,153,106	$998,842	$796,589	$1,349,296	$855,948

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	American New World Trust Series 1		Balanced Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (a)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (a)
Income:
Dividend income distribution	$703	$1,546	$65	$6

Net investment income (loss)	703	1,546	65	6

Realized gains (losses) on investments:
Capital gain distributions	—	—	16	10
Net realized gains (losses)	(3,163)	21	70	3

Realized gains (losses)	(3,163)	21	86	13
Unrealized appreciation (depreciation) during the period	7,197	(1,566)	219	4

Net increase (decrease) in assets from operations	4,737	1	370	23

Changes from principal transactions:
Transfer of net premiums	3,547	146,494	2,312	166
Transfer on terminations	(6,141)	(246)	(1,347)	(94)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(97,975)	14,040	6,125	572

Net increase (decrease) in assets from principal transactions	(100,569)	160,288	7,090	644

Total increase (decrease) in assets	(95,832)	160,289	7,460	667
Assets, beginning of period	160,289	—	667	—

Assets, end of period	$64,457	$160,289	$8,127	$667

(a)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.
(n)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Balanced Trust Series 1	Blue Chip Growth Trust Series 0		Blue Chip Growth Trust Series 1
Year Ended Dec. 31/10 (n)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$11	$1,491	$1,356	$499	$818

11	1,491	1,356	499	818

—	—	—	—	—
—	66,925	(62,425)	4,145	(1,756)

—	66,925	(62,425)	4,145	(1,756)
1	177,119	293,887	89,555	198,846

12	245,535	232,818	94,199	197,908

—	262,336	463,782	58,604	62,053
(17)	(128,368)	(52,504)	(44,967)	(112,524)
—	—	—	(4,300)	(101,468)
1,433	106,866	636,292	1,676	69,627

1,416	240,834	1,047,570	11,013	(82,312)

1,428	486,369	1,280,388	105,212	115,596
—	1,567,863	287,475	569,454	453,858

$1,428	$2,054,232	$1,567,863	$674,666	$569,454

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Brandes International Equity Trust		Business Opportunity Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$631	$495	$59	$41

Net investment income (loss)	631	495	59	41

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	836	(614)	(130)	(236)

Realized gains (losses)	836	(614)	(130)	(236)
Unrealized appreciation (depreciation) during the period	(1,236)	2,690	831	1,228

Net increase (decrease) in assets from operations	231	2,571	760	1,033

Changes from principal transactions:
Transfer of net premiums	8,910	2,248	3,259	2,998
Transfer on terminations	(2,775)	(1,735)	(1,070)	(831)
Transfer on policy loans	—	—	—	—
Net interfund transfers	(9,318)	18,354	416	478

Net increase (decrease) in assets from principal transactions	(3,183)	18,867	2,605	2,645

Total increase (decrease) in assets	(2,952)	21,438	3,365	3,678
Assets, beginning of period	22,847	1,409	5,565	1,887

Assets, end of period	$19,895	$22,847	$8,930	$5,565

(n)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Capital Appreciation Trust Series 0		Capital Appreciation Trust Series 1		Capital Appreciation Value Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (n)

$146	$97	$425	$532	$982	$199

146	97	425	532	982	199

—	—	—	—	6,944	49
823	(4,209)	(533)	(18,154)	441	41

823	(4,209)	(533)	(18,154)	7,385	90
8,185	13,824	35,348	83,843	(1,315)	696

9,154	9,712	35,240	66,221	7,052	985

25,471	12,039	32,756	29,207	12,950	1,651
(15,221)	(5,744)	(27,388)	(53,102)	(4,513)	(914)
—	—	(3,232)	—	(15)	(14)
25,390	6,668	56,233	49,057	27,691	39,089

35,640	12,963	58,369	25,162	36,113	39,812

44,794	22,675	93,609	91,383	43,165	40,797
46,488	23,813	258,477	167,094	40,797	—

$91,282	$46,488	$352,086	$258,477	$83,962	$40,797

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Classic Value Trust Series 0	Classic Value Trust Series 1
	Year Ended Dec. 31/09 (am)	Year Ended Dec. 31/09 (am)
Income:
Dividend income distribution	$855	$11

Net investment income (loss)	855	11

Realized gains (losses) on investments:
Capital gain distributions	—	—
Net realized gains (losses)	(33,705)	(824)

Realized gains (losses)	(33,705)	(824)
Unrealized appreciation (depreciation) during the period	36,301	793

Net increase (decrease) in assets from operations	3,451	(20)

Changes from principal transactions:
Transfer of net premiums	50,098	221
Transfer on terminations	(3,613)	(62)
Transfer on policy loans	—	—
Net interfund transfers	(113,849)	(1,089)

Net increase (decrease) in assets from principal transactions	(67,364)	(930)

Total increase (decrease) in assets	(63,913)	(950)
Assets, beginning of period	63,913	950

Assets, end of period	—	—

(am)	Terminated as an investment option and funds transferred to Equity-Income Trust on May 4, 2009.

See accompanying notes.

Sub-Account
Core Allocation Plus Trust Series 0		Core Bond Trust Series 0		Core Bond Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$1,362	$216	$2,706	$29	$3,426	$2,805

1,362	216	2,706	29	3,426	2,805

1,655	478	355	—	1,082	—
192	28	116	53	343	133

1,847	506	471	53	1,425	133
6,354	1,115	(1,631)	(18)	3,650	7,931

9,563	1,837	1,546	64	8,501	10,869

30,357	2,506	8,492	418	2,337	2,333
(5,049)	(554)	(2,873)	(573)	(3,398)	(3,669)
(14)	(14)	—	—	—	—
71,373	13,865	100,388	2,246	—	2,752

96,667	15,803	106,007	2,091	(1,061)	1,416

106,230	17,640	107,553	2,155	7,440	12,285
17,817	177	2,208	53	120,893	108,608

$124,047	$17,817	$109,761	$2,208	$128,333	$120,893

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Core Diversified Growth & Income Trust Series 1		Core Equity Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ay)	Year Ended Dec. 31/09 (an)
Income:
Dividend income distribution	$13,387	$11,572	$104

Net investment income (loss)	13,387	11,572	104

Realized gains (losses) on investments:
Capital gain distributions	3,633	—	—
Net realized gains (losses)	323	10,328	(2,736)

Realized gains (losses)	3,956	10,328	(2,736)
Unrealized appreciation (depreciation) during the period	71,554	(13,878)	2,859

Net increase (decrease) in assets from operations	88,897	8,022	227

Changes from principal transactions:
Transfer of net premiums	8,154	4,142	1,538
Transfer on terminations	(25,195)	(3,907)	(940)
Transfer on policy loans	(2,178)	—	—
Net interfund transfers	16,689	811,738	(6,505)

Net increase (decrease) in assets from principal transactions	(2,530)	811,973	(5,907)

Total increase (decrease) in assets	86,367	819,995	(5,680)
Assets, beginning of period	819,995	—	5,680

Assets, end of period	$906,362	$819,995	—

(ay)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009. Renamed on November 16, 2009. Previously known as American Diversified Growth & Income Trust.
(an)	Terminated as an investment option and funds transferred to Fundamental Value Trust on May 4, 2009.
(az)	Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.
(bb)	Terminated as an investment option and funds transferred to Money-Market Trust B on December 29, 2009.

See accompanying notes.

Sub-Account
Core Strategy Trust Series 0		CSI Equity Trust	Disciplined Diversification Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (az)	Year Ended Dec. 31/09 (bb)	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$7,432	$2,503	—	$5,511	$5,399

7,432	2,503	—	5,511	5,399

—	253	—	—	1,849
2,335	4,974	(14,137)	673	276

2,335	5,227	(14,137)	673	2,125
23,467	12,599	17,637	34,005	(1,317)

33,234	20,329	3,500	40,189	6,207

54,336	9,563	—	38,127	18,511
(26,973)	(3,683)	(7,448)	(17,092)	(2,882)
(512)	(1,310)	—	—	—
148,512	112,979	(37,910)	15,085	259,079

175,363	117,549	(45,358)	36,120	274,708

208,597	137,878	(41,858)	76,309	280,915
139,885	2,007	41,858	281,420	505

$348,482	$139,885	—	$357,729	$281,420

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Emerging Markets Value Trust Series 0		Emerging Markets Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (n)
Income:
Dividend income distribution	$14,423	$510	$795	—

Net investment income (loss)	14,423	510	795	—

Realized gains (losses) on investments:
Capital gain distributions	19,085	30	1,354	—
Net realized gains (losses)	101,550	818	266	11

Realized gains (losses)	120,635	848	1,620	11
Unrealized appreciation (depreciation) during the period	111,341	209,257	9,401	195

Net increase (decrease) in assets from operations	246,399	210,615	11,816	206

Changes from principal transactions:
Transfer of net premiums	217,107	157,413	58	90
Transfer on terminations	(44,342)	(16,170)	(1,961)	(60)
Transfer on policy loans	—	—	—	—
Net interfund transfers	58,810	566,155	58,345	892

Net increase (decrease) in assets from principal transactions	231,575	707,398	56,442	922

Total increase (decrease) in assets	477,974	918,013	68,258	1,128
Assets, beginning of period	931,541	13,528	1,128	—

Assets, end of period	$1,409,515	$931,541	$69,386	$1,128

(n)	Fund available in prior year but no activity.
(ao)	Terminated as an investment option and funds transferred to Smaller Company Growth Trust on November 16, 2009.

See accompanying notes.

Sub-Account
Emerging Small Company Trust Series 0	Emerging Small Company Trust Series 1	Equity-Income Trust Series 0
Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/09 (ao)	Year Ended Dec. 31/10	Year Ended Dec. 31/09

—	—	$19,738	$16,609

—	—	19,738	16,609

—	—	—	—
35,443	(12,486)	65,325	(129,210)

35,443	(12,486)	65,325	(129,210)
7,672	19,244	53,931	329,850

43,115	6,758	138,994	217,249

203,638	2,565	215,492	316,200
(12,457)	(3,574)	(111,447)	(55,771)
(1)	45	(4,640)	—
(248,344)	(27,583)	(86,084)	84,066

(57,164)	(28,547)	13,321	344,495

(14,049)	(21,789)	152,315	561,744
14,049	21,789	942,394	380,650

—	—	$1,094,709	$942,394

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Equity-Income Trust Series 1		Financial Services Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$6,610	$6,712	$905	$1,973

Net investment income (loss)	6,610	6,712	905	1,973

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(5,992)	(172,411)	(774)	(26,629)

Realized gains (losses)	(5,992)	(172,411)	(774)	(26,629)
Unrealized appreciation (depreciation) during the period	48,756	228,622	25,373	78,804

Net increase (decrease) in assets from operations	49,374	62,923	25,504	54,148

Changes from principal transactions:
Transfer of net premiums	44,783	54,849	38,372	212,302
Transfer on terminations	(76,819)	(142,443)	(31,376)	(24,053)
Transfer on policy loans	(2,293)	(7,173)	(387)	—
Net interfund transfers	(387)	(22,606)	(109,070)	30,178

Net increase (decrease) in assets from principal transactions	(34,716)	(117,373)	(102,461)	218,427

Total increase (decrease) in assets	14,658	(54,450)	(76,957)	272,575
Assets, beginning of period	353,455	407,905	336,237	63,662

Assets, end of period	$368,113	$353,455	$259,280	$336,237

(n)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Financial Services Trust Series 1		Franklin Templeton Founding Allocation Trust Series 0		Franklin Templeton Founding Allocation Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (n)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (n)

$375	$679	$5,316	$907	$124

375	679	5,316	907	124

—	—	—	—	—
(2,559)	(9,780)	1,055	(108)	12

(2,559)	(9,780)	1,055	(108)	12
15,786	41,989	3,907	3,302	289

13,602	32,888	10,278	4,101	425

6,364	6,244	24,080	5,174	—
(4,965)	(8,425)	(8,348)	(2,006)	(228)
—	—	—	—	—
(4,900)	6,845	93,585	16,548	3,223

(3,501)	4,664	109,317	19,716	2,995

10,101	37,552	119,595	23,817	3,420
113,149	75,597	25,206	1,389	—

$123,250	$113,149	$144,801	$25,206	$3,420

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Frontier Capital Appreciation Trust		Fundamental Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	—	—	$12,612	$1,717

Net investment income (loss)	—	—	12,612	1,717

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	6	(494)	12,157	(32,208)

Realized gains (losses)	6	(494)	12,157	(32,208)
Unrealized appreciation (depreciation) during the period	45	539	136,639	75,889

Net increase (decrease) in assets from operations	51	45	161,408	45,398

Changes from principal transactions:
Transfer of net premiums	185	—	280,324	79,859
Transfer on terminations	(60)	(14)	(66,631)	(31,147)
Transfer on policy loans	—	—	—	—
Net interfund transfers	8	(765)	610,303	16,764

Net increase (decrease) in assets from principal transactions	133	(779)	823,996	65,476

Total increase (decrease) in assets	184	(734)	985,404	110,874
Assets, beginning of period	91	825	211,149	100,275

Assets, end of period	$275	$91	$1,196,553	$211,149

(ap)	Terminated as an investment option and funds transferred to Lifestyle Balanced Trust on November 16, 2009.

See accompanying notes.

Sub-Account
Fundamental Value Trust Series 1		Global Allocation Trust Series 0	Global Allocation Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (ap)	Year Ended Dec. 31/09 (ap)

$6,385	$4,623	$6	$8

6,385	4,623	6	8

—	—	—	—
9,423	(102,854)	(585)	(21,164)

9,423	(102,854)	(585)	(21,164)
56,203	244,779	10,688	38,866

72,011	146,548	10,109	17,710

64,042	73,016	11,026	13,544
(72,087)	(147,652)	(3,407)	(3,693)
(1,752)	(94,034)	—	—
(3,992)	(807)	(47,475)	(87,432)

(13,789)	(169,477)	(39,856)	(77,581)

58,222	(22,929)	(29,747)	(59,871)
551,908	574,837	29,747	59,871

$610,130	$551,908	—	—

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Bond Trust Series 0		Global Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$20,634	$28,110	$9,615	$32,834

Net investment income (loss)	20,634	28,110	9,615	32,834

Realized gains (losses) on investments:
Capital gain distributions	—	27,294	—	37,337
Net realized gains (losses)	(5,145)	(19,985)	(3,872)	(21,093)

Realized gains (losses)	(5,145)	7,309	(3,872)	16,244
Unrealized appreciation (depreciation) during the period	32,886	(3,895)	20,449	(17,186)

Net increase (decrease) in assets from operations	48,375	31,524	26,192	31,892

Changes from principal transactions:
Transfer of net premiums	48,865	66,885	19,136	17,497
Transfer on terminations	(41,641)	(204,812)	(27,895)	(85,287)
Transfer on policy loans	(565)	(559)	—	(1,796)
Net interfund transfers	189,765	118,276	510	(29,358)

Net increase (decrease) in assets from principal transactions	196,424	(20,210)	(8,249)	(98,944)

Total increase (decrease) in assets	244,799	11,314	17,943	(67,052)
Assets, beginning of period	365,776	354,462	259,180	326,232

Assets, end of period	$610,575	$365,776	$277,123	$259,180

(aq)	Terminated as an investment option and funds transferred to Real Estate Securities Trust on November 16, 2009.

See accompanying notes.

Sub-Account
Global Real Estate Trust Series 0	Global Real Estate Trust Series 1	Global Trust Series 0
Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/09 (aq)	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$75,832	$286	$994	$660

75,832	286	994	660

—	—	—	—
(68,494)	(413)	(754)	(30,882)

(68,494)	(413)	(754)	(30,882)
(332)	238	4,923	35,062

7,006	111	5,163	4,840

2,857	225	15,990	16,336
(1,540)	(73)	(5,746)	(23,318)
—	—	—	—
(13,562)	(658)	4,509	(9,686)

(12,245)	(506)	14,753	(16,668)

(5,239)	(395)	19,916	(11,828)
5,239	395	45,718	57,546

—	—	$65,634	$45,718

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Global Trust Series 1		Health Sciences Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$11,682	$7,836	—	—

Net investment income (loss)	11,682	7,836	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	589
Net realized gains (losses)	(6,811)	(18,019)	2,154	(16,755)

Realized gains (losses)	(6,811)	(18,019)	2,154	(16,166)
Unrealized appreciation (depreciation) during the period	56,321	50,759	2,508	38,894

Net increase (decrease) in assets from operations	61,192	40,576	4,662	22,728

Changes from principal transactions:
Transfer of net premiums	155,076	24,074	18,760	313,235
Transfer on terminations	(15,475)	(14,940)	(16,352)	(37,048)
Transfer on policy loans	(1,441)	(84,861)	(778)	(2)
Net interfund transfers	(638)	489,946	(262,004)	1,217

Net increase (decrease) in assets from principal transactions	137,522	414,219	(260,374)	277,402

Total increase (decrease) in assets	198,714	454,795	(255,712)	300,130
Assets, beginning of period	591,609	136,814	370,136	70,006

Assets, end of period	$790,323	$591,609	$114,424	$370,136

See accompanying notes.

Sub-Account
Health Sciences Trust Series 1		High Yield Trust Series 0		High Yield Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

—	—	$224,584	$26,656	$69,909	$14,649

—	—	224,584	26,656	69,909	14,649

—	2,450	—	—	—	—
(1,230)	(18,062)	(3,792)	(55,125)	(3,063)	(8,548)

(1,230)	(15,612)	(3,792)	(55,125)	(3,063)	(8,548)
24,953	60,664	(173,547)	126,108	(47,307)	48,136

23,723	45,052	47,245	97,639	19,539	54,237

9,495	12,097	74,709	35,161	11,106	14,526
(8,028)	(36,535)	(39,820)	(150,999)	(15,158)	(12,071)
(1,589)	(25,926)	(4,312)	—	—	(5,342)
(81)	(15,541)	262,808	68,029	30,993	(8,519)

(203)	(65,905)	293,385	(47,809)	26,941	(11,406)

23,520	(20,853)	340,630	49,830	46,480	42,831
151,406	172,259	285,178	235,348	145,523	102,692

$174,926	$151,406	$625,808	$285,178	$192,003	$145,523

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Income & Value Trust Series 0	Income & Value Trust Series 1
	Year Ended Dec. 31/09 (ar)	Year Ended Dec. 31/09 (ar)
Income:
Dividend income distribution	$106	$264

Net investment income (loss)	106	264

Realized gains (losses) on investments:
Capital gain distributions	—	—
Net realized gains (losses)	(15,924)	(74,530)

Realized gains (losses)	(15,924)	(74,530)
Unrealized appreciation (depreciation) during the period	15,399	71,331

Net increase (decrease) in assets from operations	(419)	(2,935)

Changes from principal transactions:
Transfer of net premiums	1,940	6,600
Transfer on terminations	(4,757)	(49,591)
Transfer on policy loans	—	—
Net interfund transfers	(32,329)	(96,045)

Net increase (decrease) in assets from principal transactions	(35,146)	(139,036)

Total increase (decrease) in assets	(35,565)	(141,971)
Assets, beginning of period	35,565	141,971

Assets, end of period	—	—

(ar)	Terminated as an investment option and funds transferred to American Asset Allocation Trust on May 4, 2009.
(k)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

See accompanying notes.

Sub-Account
International Core Trust Series 0		International Core Trust Series 1		International Equity Index Trust A Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (k)

$9,387	$6,275	$1,756	$2,211	$8,854

9,387	6,275	1,756	2,211	8,854

—	6,785	—	2,628	108,046
18,243	(100,551)	(10,265)	(9,888)	(8,070)

18,243	(93,766)	(10,265)	(7,260)	99,976
30,749	138,010	16,551	23,828	(69,338)

58,379	50,519	8,042	18,779	39,492

146,380	151,568	7,340	6,197	17,258
(69,843)	(21,250)	(18,804)	(11,377)	(19,049)
—	—	(1)	(5)	—
67,774	(28,152)	(158)	20,816	377,730

144,311	102,166	(11,623)	15,631	375,939

202,690	152,685	(3,581)	34,410	415,431
313,626	160,941	102,502	68,092	—

$516,316	$313,626	$98,921	$102,502	$415,431

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Equity Index Trust A Series 1		International Equity Index Trust B Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$6,217	$8,933	$34,841	$24,888

Net investment income (loss)	6,217	8,933	34,841	24,888

Realized gains (losses) on investments:
Capital gain distributions	80,946	—	—	3,338
Net realized gains (losses)	(14,222)	(12,037)	(15,937)	(16,411)

Realized gains (losses)	66,724	(12,037)	(15,937)	(13,073)
Unrealized appreciation (depreciation) during the period	(41,503)	26,186	145,318	89,942

Net increase (decrease) in assets from operations	31,438	23,082	164,222	101,757

Changes from principal transactions:
Transfer of net premiums	20,417	2,817	320,243	133,180
Transfer on terminations	(15,643)	(20,510)	(59,853)	(36,771)
Transfer on policy loans	—	—	(843)	(80)
Net interfund transfers	202,011	(7,528)	287,128	507,336

Net increase (decrease) in assets from principal transactions	206,785	(25,221)	546,675	603,665

Total increase (decrease) in assets	238,223	(2,139)	710,897	705,422
Assets, beginning of period	78,753	80,892	852,707	147,285

Assets, end of period	$316,976	$78,753	$1,563,604	$852,707

(as)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.

See accompanying notes.

Sub-Account
International Opportunities Trust Series 0		International Opportunities Trust Series 1		International Small Cap Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (as)

$20,748	$2,867	$2,116	$1,100	$4,056

20,748	2,867	2,116	1,100	4,056

—	—	—	—	34,073
(7,173)	(126,529)	(2,295)	(21,493)	(63,428)

(7,173)	(126,529)	(2,295)	(21,493)	(29,355)
188,276	157,917	20,493	53,589	111,920

201,851	34,255	20,314	33,196	86,621

232,854	182,825	25,028	7,282	40,777
(41,459)	(120,072)	(9,491)	(11,768)	(13,540)
(143)	—	—	—	(28,122)
948,853	68,585	301	5,551	(209,730)

1,140,105	131,338	15,838	1,065	(210,615)

1,341,956	165,593	36,152	34,261	(123,994)
341,713	176,120	125,013	90,752	123,994

$1,683,669	$341,713	$161,165	$125,013	—

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	International Small Cap Trust Series 1	International Small Company Trust Series 0
	Year Ended Dec. 31/09 (as)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ax)
Income:
Dividend income distribution	$953	$8,488	$1,922

Net investment income (loss)	953	8,488	1,922

Realized gains (losses) on investments:
Capital gain distributions	11,111	—	—
Net realized gains (losses)	(61,753)	(273)	(315)

Realized gains (losses)	(50,642)	(273)	(315)
Unrealized appreciation (depreciation) during the period	67,602	54,400	(5,601)

Net increase (decrease) in assets from operations	17,913	62,615	(3,994)

Changes from principal transactions:
Transfer of net premiums	5,594	43,956	5,609
Transfer on terminations	(5,584)	(24,001)	(2,397)
Transfer on policy loans	(6,629)	(14,506)	(6,146)
Net interfund transfers	(61,660)	34,410	252,522

Net increase (decrease) in assets from principal transactions	(68,279)	39,859	249,588

Total increase (decrease) in assets	(50,366)	102,474	245,594
Assets, beginning of period	50,366	245,594	—

Assets, end of period	—	$348,068	$245,594

(as)	Terminated as an investment option and funds transferred to International Small Company Trust on November 16, 2009.
(ax)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

See accompanying notes.

Sub-Account
International Small Company Trust Series 1		International Value Trust Series 0		International Value Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ax)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$1,792	$479	$15,763	$6,878	$16,479	$11,949

1,792	479	15,763	6,878	16,479	11,949

—	—	—	4,798	—	9,003
335	(5)	7,434	(8,574)	(17,435)	(87,196)

335	(5)	7,434	(3,776)	(17,435)	(78,193)
11,799	(1,522)	14,428	81,964	73,767	112,542

13,926	(1,048)	37,625	85,066	72,811	46,298

5,321	443	37,497	230,287	177,807	27,258
(7,479)	(536)	(35,214)	(25,934)	(35,780)	(84,851)
(173)	—	(299)	—	122	(11,060)
—	61,686	408,238	3,861	(2,959)	481,541

(2,331)	61,593	410,222	208,214	139,190	412,888

11,595	60,545	447,847	293,280	212,001	459,186
60,545	—	380,313	87,033	671,440	212,254

$72,140	$60,545	$828,160	$380,313	$883,441	$671,440

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Investment Quality Bond Trust Series 0		Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$16,721	$10,827	$13,382	$13,088

Net investment income (loss)	16,721	10,827	13,382	13,088

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	1,154	(222)	(876)	(14,349)

Realized gains (losses)	1,154	(222)	(876)	(14,349)
Unrealized appreciation (depreciation) during the period	955	14,023	7,032	32,213

Net increase (decrease) in assets from operations	18,830	24,628	19,538	30,952

Changes from principal transactions:
Transfer of net premiums	16,601	6,270	5,781	7,302
Transfer on terminations	(11,233)	(7,868)	(39,618)	(85,352)
Transfer on policy loans	—	—	(1,846)	(2,713)
Net interfund transfers	67,831	30,740	1,538	(2,763)

Net increase (decrease) in assets from principal transactions	73,199	29,142	(34,145)	(83,526)

Total increase (decrease) in assets	92,029	53,770	(14,607)	(52,574)
Assets, beginning of period	231,488	177,718	272,726	325,300

Assets, end of period	$323,517	$231,488	$258,119	$272,726

(ba)	Fund renamed on November 16, 2009. Previously known as Turner Core Growth Trust.

See accompanying notes.

Sub-Account
Large Cap Growth Trust		Large Cap Trust Series 0		Large Cap Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ba)	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$30	$33	$1,506	$3,386	$904	$1,412

30	33	1,506	3,386	904	1,412

—	—	—	—	—	—
77	(384)	(2,764)	(709)	(4,189)	(28,402)

77	(384)	(2,764)	(709)	(4,189)	(28,402)
2,960	1,740	10,983	11,067	14,117	45,715

3,067	1,389	9,725	13,744	10,832	18,725

3,049	3,000	45,392	304,235	5,743	9,031
(1,478)	(836)	(15,600)	(5,813)	(10,034)	(31,569)
—	—	(260)	(680)	(143)	(123)
6,199	217	(226,049)	15,698	(8)	315

7,770	2,381	(196,517)	313,440	(4,442)	(22,346)

10,837	3,770	(186,792)	327,184	6,390	(3,621)
5,454	1,684	339,416	12,232	82,792	86,413

$16,291	$5,454	$152,624	$339,416	$89,182	$82,792

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Large Cap Value Trust Series 0		Large Cap Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$5,267	$4,477	$2,829	$5,156

Net investment income (loss)	5,267	4,477	2,829	5,156

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(13,790)	(184,308)	(48,501)	(67,931)

Realized gains (losses)	(13,790)	(184,308)	(48,501)	(67,931)
Unrealized appreciation (depreciation) during the period	44,996	184,234	65,921	107,583

Net increase (decrease) in assets from operations	36,473	4,403	20,249	44,808

Changes from principal transactions:
Transfer of net premiums	70,518	62,287	65,793	28,107
Transfer on terminations	(55,103)	(255,350)	(21,044)	(41,587)
Transfer on policy loans	(3)	(391)	—	—
Net interfund transfers	86,625	73,324	(128,190)	(403)

Net increase (decrease) in assets from principal transactions	102,037	(120,130)	(83,441)	(13,883)

Total increase (decrease) in assets	138,510	(115,727)	(63,192)	30,925
Assets, beginning of period	321,413	437,140	310,427	279,502

Assets, end of period	$459,923	$321,413	$247,235	$310,427

See accompanying notes.

Sub-Account
Lifestyle Aggressive Trust Series 0		Lifestyle Aggressive Trust Series 1		Lifestyle Balanced Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$121,606	$84,775	$6,033	$2,456	$459,306	$387,512

121,606	84,775	6,033	2,456	459,306	387,512

—	—	—	—	—	5,410
(671,524)	(392,259)	(9,201)	(74,141)	(62,140)	(327,949)

(671,524)	(392,259)	(9,201)	(74,141)	(62,140)	(322,539)
1,360,528	2,532,162	52,482	162,456	1,282,313	1,986,755

810,610	2,224,678	49,314	90,771	1,679,479	2,051,728

788,748	2,582,129	60,173	88,237	2,630,089	1,803,088
(589,100)	(600,258)	(42,375)	(15,132)	(1,108,215)	(787,115)
(10,966)	(340)	(3,537)	(3,144)	(89,599)	(25,568)
(3,453,549)	131,501	(4)	(98,577)	4,199,736	1,720,129

(3,264,867)	2,113,032	14,257	(28,616)	5,632,011	2,710,534

(2,454,257)	4,337,710	63,571	62,155	7,311,490	4,762,262
9,157,825	4,820,115	277,321	215,166	9,931,974	5,169,712

$6,703,568	$9,157,825	$340,892	$277,321	$17,243,464	$9,931,974

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Balanced Trust Series 1		Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$115,610	$156,463	$39,236	$33,355

Net investment income (loss)	115,610	156,463	39,236	33,355

Realized gains (losses) on investments:
Capital gain distributions	—	2,750	—	601
Net realized gains (losses)	(20,138)	(103,917)	11,357	(698)

Realized gains (losses)	(20,138)	(101,167)	11,357	(97)
Unrealized appreciation (depreciation) during the period	371,815	887,112	31,590	35,934

Net increase (decrease) in assets from operations	467,287	942,408	82,183	69,192

Changes from principal transactions:
Transfer of net premiums	55,456	78,672	315,088	81,476
Transfer on terminations	(202,076)	(151,739)	(104,554)	(38,918)
Transfer on policy loans	(2,885)	(5,141)	(4,214)	(13,816)
Net interfund transfers	29,515	122,851	519,580	454,345

Net increase (decrease) in assets from principal transactions	(119,990)	44,643	725,900	483,087

Total increase (decrease) in assets	347,297	987,051	808,083	552,279
Assets, beginning of period	4,053,664	3,066,613	665,378	113,099

Assets, end of period	$4,400,961	$4,053,664	$1,473,461	$665,378

See accompanying notes.

Sub-Account
Lifestyle Conservative Trust Series 1		Lifestyle Growth Trust Series 0		Lifestyle Growth Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$2,814	$4,604	$417,571	$436,189	$36,953	$41,443

2,814	4,604	417,571	436,189	36,953	41,443

—	397	—	—	—	—
(402)	(67,191)	(1,007,864)	(524,763)	(26,479)	(53,045)

(402)	(66,794)	(1,007,864)	(524,763)	(26,479)	(53,045)
5,778	87,766	2,297,619	3,418,775	176,500	373,621

8,190	25,576	1,707,326	3,330,201	186,974	362,019

14,010	14,431	2,413,591	3,846,455	123,282	128,539
(4,589)	(198,010)	(1,483,864)	(1,203,297)	(114,366)	(103,426)
(1,443)	(90,227)	(26,014)	(67,062)	(3,180)	(31,875)
(238)	(415)	684,318	1,044,249	16,414	(4,515)

7,740	(274,221)	1,588,031	3,620,345	22,150	(11,277)

15,930	(248,645)	3,295,357	6,950,546	209,124	350,742
91,438	340,083	14,788,574	7,838,028	1,417,539	1,066,797

$107,368	$91,438	$18,083,931	$14,788,574	$1,626,663	$1,417,539

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Lifestyle Moderate Trust Series 0		Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$52,823	$41,172	$23,689	$35,525

Net investment income (loss)	52,823	41,172	23,689	35,525

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	4,515	(98,290)	(2,532)	(5,054)

Realized gains (losses)	4,515	(98,290)	(2,532)	(5,054)
Unrealized appreciation (depreciation) during the period	91,686	211,758	67,018	150,081

Net increase (decrease) in assets from operations	149,024	154,640	88,175	180,552

Changes from principal transactions:
Transfer of net premiums	311,824	194,668	25,439	25,543
Transfer on terminations	(202,240)	(285,363)	(24,601)	(23,891)
Transfer on policy loans	(719)	(10,880)	—	—
Net interfund transfers	827,290	282,252	—	116,765

Net increase (decrease) in assets from principal transactions	936,155	180,677	838	118,417

Total increase (decrease) in assets	1,085,179	335,317	89,013	298,969
Assets, beginning of period	942,124	606,807	835,131	536,162

Assets, end of period	$2,027,303	$942,124	$924,144	$835,131

(at)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009.

See accompanying notes.

Sub-Account
Mid Cap Index Trust Series 0		Mid Cap Index Trust Series 1		Mid Cap Intersection Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (at)

$16,633	$1,250	$2,249	$1,812	$8

16,633	1,250	2,249	1,812	8

—	1,217	—	2,616	—
5,556	(244,062)	(6,690)	(22,561)	(494)

5,556	(242,845)	(6,690)	(19,945)	(494)
254,444	277,352	55,123	72,594	735

276,633	35,757	50,682	54,461	249

327,802	55,856	12,882	17,813	290
(40,979)	(363,979)	(17,931)	(35,705)	(576)
(5,060)	(29)	(412)	(39)	—
1,193,378	31,743	(8,431)	(12,382)	(1,030)

1,475,141	(276,409)	(13,892)	(30,313)	(1,316)

1,751,774	(240,652)	36,790	24,148	(1,067)
154,005	394,657	203,541	179,393	1,067

$1,905,779	$154,005	$240,331	$203,541	—

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Cap Intersection Trust Series 1	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/09 (bc)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	—	—	—

Net investment income (loss)	—	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	—
Net realized gains (losses)	129	28,435	(67,303)

Realized gains (losses)	129	28,435	(67,303)
Unrealized appreciation (depreciation) during the period	—	75,517	178,566

Net increase (decrease) in assets from operations	129	103,952	111,263

Changes from principal transactions:
Transfer of net premiums	23	99,818	118,202
Transfer on terminations	(34)	(51,257)	(32,328)
Transfer on policy loans	—	(15,111)	(31,875)
Net interfund transfers	(118)	(25,031)	26,945

Net increase (decrease) in assets from principal transactions	(129)	8,419	80,944

Total increase (decrease) in assets	—	112,371	192,207
Assets, beginning of period	—	455,808	263,601

Assets, end of period	—	$568,179	$455,808

(bc)	Terminated as an investment option and funds transferred to Mid Cap Index Trust on November 16, 2009. Fund available in prior year but no activity.
(au)	Terminated as an investment option and funds transferred to Mid Value Trust on May 4, 2009.

See accompanying notes.

Sub-Account
Mid Cap Stock Trust Series 1		Mid Cap Value Trust Series 0	Mid Cap Value Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (au)	Year Ended Dec. 31/09 (au)

—	—	$1,253	$1,878

—	—	1,253	1,878

—	—	—	—
(10,347)	(21,945)	(57,787)	(199,856)

(10,347)	(21,945)	(57,787)	(199,856)
66,087	86,801	64,855	203,606

55,740	64,856	8,321	5,628

24,564	26,390	14,934	11,109
(42,795)	(56,313)	(4,138)	(32,663)
(1,168)	(722)	—	(4,910)
(2,900)	(14,992)	(87,015)	(174,046)

(22,299)	(45,637)	(76,219)	(200,510)

33,441	19,219	(67,898)	(194,882)
252,575	233,356	67,898	194,882

$286,016	$252,575	—	—

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Mid Value Trust Series 0		Mid Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (n)
Income:
Dividend income distribution	$31,764	$2,438	$4,416	$874

Net investment income (loss)	31,764	2,438	4,416	874

Realized gains (losses) on investments:
Capital gain distributions	4,952	—	806	—
Net realized gains (losses)	39,329	(81,783)	9,362	1,907

Realized gains (losses)	44,281	(81,783)	10,168	1,907
Unrealized appreciation (depreciation) during the period	150,429	216,295	17,158	51,591

Net increase (decrease) in assets from operations	226,474	136,950	31,742	54,372

Changes from principal transactions:
Transfer of net premiums	353,337	149,674	24,322	15,610
Transfer on terminations	(95,020)	(38,166)	(37,608)	(12,413)
Transfer on policy loans	(488)	(54)	(131)	(96)
Net interfund transfers	694,505	59,857	(46)	151,859

Net increase (decrease) in assets from principal transactions	952,334	171,311	(13,463)	154,960

Total increase (decrease) in assets	1,178,808	308,261	18,279	209,332
Assets, beginning of period	470,071	161,810	209,332	—

Assets, end of period	$1,648,879	$470,071	$227,611	$209,332

(n)	Fund available in prior year but no activity.

See accompanying notes.

Sub-Account
Money Market Trust B Series 0		Money Market Trust Series 1		Natural Resources Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$3,099	$28,856	—	$3,706	$14,570	$9,697

3,099	28,856	—	3,706	14,570	9,697

—	—	16	—	—	126,353
—	—	—	—	(162,527)	(145,654)

—	—	16	—	(162,527)	(19,301)
—	—	—	—	461,828	367,837

3,099	28,856	16	3,706	313,871	358,233

12,292,186	13,589,350	35,944	535,688	216,994	678,601
(680,843)	(1,116,465)	(199,690)	(305,015)	(107,636)	(89,190)
(30,046)	(568)	1,159	(71,785)	(18,179)	(35,180)
(9,649,146)	(12,527,304)	(140,334)	(151,898)	571,772	291,568

1,932,151	(54,987)	(302,921)	6,990	662,951	845,799

1,935,250	(26,131)	(302,905)	10,696	976,822	1,204,032
6,227,080	6,253,211	1,741,838	1,731,142	1,491,187	287,155

$8,162,330	$6,227,080	$1,438,933	$1,741,838	$2,468,009	$1,491,187

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Natural Resources Trust Series 1		Optimized All Cap Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$1,217	$1,430	$1,213	$927

Net investment income (loss)	1,217	1,430	1,213	927

Realized gains (losses) on investments:
Capital gain distributions	—	37,875	—	—
Net realized gains (losses)	(26,209)	(47,599)	(2,166)	(12,353)

Realized gains (losses)	(26,209)	(9,724)	(2,166)	(12,353)
Unrealized appreciation (depreciation) during the period	53,593	64,266	18,606	30,863

Net increase (decrease) in assets from operations	28,601	55,972	17,653	19,437

Changes from principal transactions:
Transfer of net premiums	11,136	8,397	33,716	34,475
Transfer on terminations	(8,964)	(7,465)	(15,758)	(13,309)
Transfer on policy loans	(74)	(6,033)	(9,500)	(20,942)
Net interfund transfers	(3,002)	39,883	14,377	—

Net increase (decrease) in assets from principal transactions	(904)	34,782	22,835	224

Total increase (decrease) in assets	27,697	90,754	40,488	19,661
Assets, beginning of period	188,565	97,811	71,151	51,490

Assets, end of period	$216,262	$188,565	$111,639	$71,151

(w)	Terminated as an investment option and funds transferred to International Value Trust on May 3, 2010.

See accompanying notes.

Sub-Account
Optimized All Cap Trust Series 1		Optimized Value Trust Series 0		Overseas Equity Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (w)	Year Ended Dec. 31/09

$14	$11	$224	$127	$3,843	$10,264

14	11	224	127	3,843	10,264

—	—	—	—	—	—
132	707	(236)	(348)	(62,769)	(12,701)

132	707	(236)	(348)	(62,769)	(12,701)
95	344	1,501	1,594	53,142	73,969

241	1,062	1,489	1,373	(5,784)	71,532

2,146	9,322	1,021	877	8,617	299,627
(2,134)	(7,751)	(659)	(349)	(6,805)	(10,316)
(60)	(4,399)	—	—	—	—
—	20	3,307	—	(606,653)	(5,821)

(48)	(2,808)	3,669	528	(604,841)	283,490

193	(1,746)	5,158	1,901	(610,625)	355,022
1,127	2,873	6,727	4,826	610,625	255,603

$1,320	$1,127	$11,885	$6,727	—	$610,625

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Pacific Rim Trust Series 0		Pacific Rim Trust Series 1
	Year Ended Dec. 31/10 (x)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (x)	Year Ended Dec. 31/09
Income:
Dividend income distribution	$1,672	$2,360	$846	$1,758

Net investment income (loss)	1,672	2,360	846	1,758

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	10,354	(12,644)	(58,803)	(10,567)

Realized gains (losses)	10,354	(12,644)	(58,803)	(10,567)
Unrealized appreciation (depreciation) during the period	(4,476)	46,960	62,066	55,003

Net increase (decrease) in assets from operations	7,550	36,676	4,109	46,194

Changes from principal transactions:
Transfer of net premiums	6,191	26,975	1,862	20,719
Transfer on terminations	(8,527)	(17,566)	(2,725)	(8,453)
Transfer on policy loans	—	—	—	(1,826)
Net interfund transfers	(356,474)	230,314	(197,698)	(6,317)

Net increase (decrease) in assets from principal transactions	(358,810)	239,723	(198,561)	4,123

Total increase (decrease) in assets	(351,260)	276,399	(194,452)	50,317
Assets, beginning of period	351,260	74,861	194,452	144,135

Assets, end of period	—	$351,260	—	$194,452

(x)	Terminated as an investment option and funds transferred to International Equity Index Trust A on May 3, 2010.

See accompanying notes.

Sub-Account
Real Estate Securities Trust Series 0		Real Estate Securities Trust Series 1		Real Return Bond Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$22,112	$12,457	$6,632	$7,611	$59,020	$30,343

22,112	12,457	6,632	7,611	59,020	30,343

—	—	—	—	—	17,710
13,981	(202,290)	(24,455)	(75,091)	855	(10,939)

13,981	(202,290)	(24,455)	(75,091)	855	6,771
214,415	272,344	104,200	133,882	(22,855)	20,142

250,508	82,511	86,377	66,402	37,020	57,256

234,903	127,285	31,438	13,230	74,974	81,992
(81,980)	(110,999)	(16,912)	(17,565)	(46,654)	(27,269)
(538)	(709)	(368)	(4,448)	(540)	(538)
388,374	170,932	(994)	7,494	92,887	34,665

540,759	186,509	13,164	(1,289)	120,667	88,850

791,267	269,020	99,541	65,113	157,687	146,106
551,907	282,887	289,444	224,331	385,612	239,506

$1,343,174	$551,907	$388,985	$289,444	$543,299	$385,612

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Real Return Bond Trust Series 1		Science & Technology Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$3,788	$2,418	—	—

Net investment income (loss)	3,788	2,418	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	1,478	—	—
Net realized gains (losses)	(170)	(189)	9,299	(46,420)

Realized gains (losses)	(170)	1,289	9,299	(46,420)
Unrealized appreciation (depreciation) during the period	(960)	844	27,688	101,246

Net increase (decrease) in assets from operations	2,658	4,551	36,987	54,826

Changes from principal transactions:
Transfer of net premiums	3,239	1,311	23,512	163,552
Transfer on terminations	(2,083)	(2,141)	(17,359)	(136,687)
Transfer on policy loans	—	—	(2,491)	—
Net interfund transfers	48	4,998	(71,463)	23,894

Net increase (decrease) in assets from principal transactions	1,204	4,168	(67,801)	50,759

Total increase (decrease) in assets	3,862	8,719	(30,814)	105,585
Assets, beginning of period	30,248	21,529	255,779	150,194

Assets, end of period	$34,110	$30,248	$224,965	$255,779

(aa)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.
(bf)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

See accompanying notes.

Sub-Account
Science & Technology Trust Series 1		Short-Term Bond Trust Series 0		Short Term Government Income Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (aa)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (bf)

—	—	$1,930	$3,693	$11,627

—	—	1,930	3,693	11,627

—	—	—	—	180
5,225	(4,922)	844	(695)	1,797

5,225	(4,922)	844	(695)	1,977
49,659	103,065	1,211	6,902	533

54,884	98,143	3,985	9,900	14,137

27,505	40,705	2,298	12,032	53,495
(33,626)	(51,364)	(2,891)	(4,880)	(32,727)
(638)	(8,895)	(2)	181	(2,306)
5,904	(11,089)	(93,877)	50,335	721,953

(855)	(30,643)	(94,472)	57,668	740,415

54,029	67,500	(90,487)	67,568	754,552
218,621	151,121	90,487	22,919	—

$272,650	$218,621	—	$90,487	$754,552

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Short Term Government Income Trust Series 1	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/10 (bf)	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$6,178	—	—

Net investment income (loss)	6,178	—	—

Realized gains (losses) on investments:
Capital gain distributions	98	—	—
Net realized gains (losses)	764	6,584	(9,479)

Realized gains (losses)	862	6,584	(9,479)
Unrealized appreciation (depreciation) during the period	850	17,409	31,171

Net increase (decrease) in assets from operations	7,890	23,993	21,692

Changes from principal transactions:
Transfer of net premiums	23,098	25,216	32,831
Transfer on terminations	(19,513)	(21,638)	(107,861)
Transfer on policy loans	(602)	(2,513)	(6)
Net interfund transfers	400,189	(2,522)	3,883

Net increase (decrease) in assets from principal transactions	403,172	(1,457)	(71,153)

Total increase (decrease) in assets	411,062	22,536	(49,461)
Assets, beginning of period	—	108,283	157,744

Assets, end of period	$411,062	$130,819	$108,283

(bf)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

See accompanying notes.

Sub-Account
Small Cap Growth Trust Series 1		Small Cap Index Trust Series 0		Small Cap Index Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

—	—	$8,166	$1,865	$505	$781

—	—	8,166	1,865	505	781

—	—	—	4,845	—	3,052
344	2,883	13,784	(105,388)	(6,672)	(14,676)

344	2,883	13,784	(100,543)	(6,672)	(11,624)
3,746	4,359	292,871	143,488	30,671	32,657

4,090	7,242	314,821	44,810	24,504	21,814

2,301	2,227	359,100	105,896	8,306	9,241
(1,102)	(2,800)	(62,609)	(121,704)	(25,669)	(28,063)
—	—	(32)	(29)	(414)	(22)
(109)	(10,857)	1,100,659	22,715	(447)	1,389

1,090	(11,430)	1,397,118	6,878	(18,224)	(17,455)

5,180	(4,188)	1,711,939	51,688	6,280	4,359
17,291	21,479	263,036	211,348	107,917	103,558

$22,471	$17,291	$1,974,975	$263,036	$114,197	$107,917

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Cap Opportunities Trust Series 0		Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	—	—	—	—

Net investment income (loss)	—	—	—	—

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	571	(97,388)	(2,384)	(7,897)

Realized gains (losses)	571	(97,388)	(2,384)	(7,897)
Unrealized appreciation (depreciation) during the period	7,893	97,204	25,856	28,759

Net increase (decrease) in assets from operations	8,464	(184)	23,472	20,862

Changes from principal transactions:
Transfer of net premiums	11,296	8,126	10,932	9,532
Transfer on terminations	(4,539)	(98,229)	(8,262)	(12,879)
Transfer on policy loans	—	—	—	(1,840)
Net interfund transfers	4,827	6,378	(1,819)	(797)

Net increase (decrease) in assets from principal transactions	11,584	(83,725)	851	(5,984)

Total increase (decrease) in assets	20,048	(83,909)	24,323	14,878
Assets, beginning of period	24,224	108,133	77,097	62,219

Assets, end of period	$44,272	$24,224	$101,420	$77,097

(av)	Terminated as an investment option and funds transferred to Smaller Company Value Trust on May 4, 2009.

See accompanying notes.

Sub-Account
Small Cap Value Trust Series 0		Small Cap Value Trust Series 1		Small Company Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/09 (av)

$851	$944	$102	$135	$34

851	944	102	135	34

—	—	—	—	—
4,001	(5,921)	412	(10,679)	(13,103)

4,001	(5,921)	412	(10,679)	(13,103)
41,445	39,537	5,969	14,940	13,340

46,297	34,560	6,483	4,396	271

19,713	16,391	3,145	2,035	352
(14,053)	(11,048)	(790)	(6,146)	(197)
(283)	—	—	—	—
15,100	19,048	(915)	(13,591)	(10,850)

20,477	24,391	1,440	(17,702)	(10,695)

66,774	58,951	7,923	(13,306)	(10,424)
167,996	109,045	23,913	37,219	10,424

$234,770	$167,996	$31,836	$23,913	—

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Small Company Value Trust Series 0		Small Company Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$3,142	$590	$3,978	$876

Net investment income (loss)	3,142	590	3,978	876

Realized gains (losses) on investments:
Capital gain distributions	—	17,246	—	31,256
Net realized gains (losses)	(5,707)	(7,737)	(19,671)	(76,591)

Realized gains (losses)	(5,707)	9,509	(19,671)	(45,335)
Unrealized appreciation (depreciation) during the period	49,901	31,175	69,363	102,715

Net increase (decrease) in assets from operations	47,336	41,274	53,670	58,256

Changes from principal transactions:
Transfer of net premiums	30,738	32,586	52,698	26,126
Transfer on terminations	(15,631)	(13,413)	(51,632)	(44,559)
Transfer on policy loans	(158)	—	(168)	(36,209)
Net interfund transfers	94,526	16,073	(3,377)	6,118

Net increase (decrease) in assets from principal transactions	109,475	35,246	(2,479)	(48,524)

Total increase (decrease) in assets	156,811	76,520	51,191	9,732
Assets, beginning of period	175,185	98,665	255,268	245,536

Assets, end of period	$331,996	$175,185	$306,459	$255,268

(ax)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.
(ab)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.

See accompanying notes.

Sub-Account
Smaller Company Growth Trust Series 0		Smaller Company Growth Trust Series 1		Strategic Bond Trust Series 0
Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ax)	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ax)	Year Ended Dec. 31/10 (ab)	Year Ended Dec. 31/09

—	—	—	—	$6,131	$3,167

—	—	—	—	6,131	3,167

7,743	—	666	—	—	—
2,210	34	1,671	63	340	(2,920)

9,953	34	2,337	63	340	(2,920)
105,550	23,561	7,502	2,097	(783)	7,179

115,503	23,595	9,839	2,160	5,688	7,426

9,778	878	3,170	158	21,639	8,745
(17,844)	(2,078)	(11,026)	(431)	(4,692)	(5,100)
(541)	—	302	(2,699)	—	—
5,894	453,128	(829)	43,073	(65,095)	(7,034)

(2,713)	451,928	(8,383)	40,101	(48,148)	(3,389)

112,790	475,523	1,456	42,261	(42,460)	4,037
475,523	—	42,261	—	42,460	38,423

$588,313	$475,523	$43,717	$42,261	—	$42,460

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Strategic Bond Trust Series 1		Strategic Income Opportunities Trust Series 0
	Year Ended Dec. 31/10 (ab)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (be)	Year Ended Dec. 31/09
Income:
Dividend income distribution	$18,774	$13,782	$28,955	$5,134

Net investment income (loss)	18,774	13,782	28,955	5,134

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(9,628)	(44,743)	7,330	(313)

Realized gains (losses)	(9,628)	(44,743)	7,330	(313)
Unrealized appreciation (depreciation) during the period	11,470	76,080	(6,958)	13,469

Net increase (decrease) in assets from operations	20,616	45,119	29,327	18,290

Changes from principal transactions:
Transfer of net premiums	27,409	24,871	38,164	19,001
Transfer on terminations	(9,142)	(70,438)	(14,063)	(7,955)
Transfer on policy loans	(1,636)	(84,678)	(365)	—
Net interfund transfers	(204,476)	(12,477)	190,709	39,957

Net increase (decrease) in assets from principal transactions	(187,845)	(142,722)	214,445	51,003

Total increase (decrease) in assets	(167,229)	(97,603)	243,772	69,293
Assets, beginning of period	167,229	264,832	97,268	27,975

Assets, end of period	—	$167,229	$341,040	$97,268

(ab)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.
(be)	Fund renamed on May 3, 2010. Previously known as Strategic Income Trust.

See accompanying notes.

Sub-Account
Strategic Income Opportunities Trust Series 1		Total Bond Market Trust B Series 0		Total Return Trust Series 0
Year Ended Dec. 31/10 (be)	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$18,363	$2,707	$6,191	$5,018	$85,569	$76,948

18,363	2,707	6,191	5,018	85,569	76,948

—	—	—	—	76,792	12,059
4,426	(14,154)	933	180	98,839	21,477

4,426	(14,154)	933	180	175,631	33,536
(13,831)	23,074	(787)	1,072	(26,610)	45,241

8,958	11,627	6,337	6,270	234,590	155,725

1,274	1,531	11,696	8,516	1,311,580	143,608
(24,164)	(3,559)	(15,264)	(13,209)	(197,083)	(256,528)
—	—	(5,025)	(8,109)	(748)	(8,391)
209,334	(71,320)	48,209	46,050	(2,402,887)	2,355,172

186,444	(73,348)	39,616	33,248	(1,289,138)	2,233,861

195,402	(61,721)	45,953	39,518	(1,054,548)	2,389,586
43,292	105,013	100,415	60,897	2,705,660	316,074

$238,694	$43,292	$146,368	$100,415	$1,651,112	$2,705,660

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Total Return Trust Series 1		Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$18,967	$26,179	$3,640	$2,279

Net investment income (loss)	18,967	26,179	3,640	2,279

Realized gains (losses) on investments:
Capital gain distributions	13,342	29,046	—	—
Net realized gains (losses)	6,089	(1,881)	(1,288)	(7,405)

Realized gains (losses)	19,431	27,165	(1,288)	(7,405)
Unrealized appreciation (depreciation) during the period	16,146	27,227	41,257	29,129

Net increase (decrease) in assets from operations	54,544	80,571	43,609	24,003

Changes from principal transactions:
Transfer of net premiums	57,515	59,168	48,343	48,553
Transfer on terminations	(82,623)	(139,794)	(21,621)	(14,458)
Transfer on policy loans	(234)	—	(4,658)	—
Net interfund transfers	103,841	137,815	39,717	80,809

Net increase (decrease) in assets from principal transactions	78,499	57,189	61,781	114,904

Total increase (decrease) in assets	133,043	137,760	105,390	138,907
Assets, beginning of period	684,132	546,372	183,219	44,312

Assets, end of period	$817,175	$684,132	$288,609	$183,219

(aa)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

See accompanying notes.

Sub-Account
Total Stock Market Index Trust Series 1		U.S. Government Securities Trust Series 0		U.S. Government Securities Trust Series 1
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (aa)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (aa)	Year Ended Dec. 31/09

$1,558	$1,422	$6,637	$19,380	$4,177	$12,690

1,558	1,422	6,637	19,380	4,177	12,690

—	—	21,550	12,481	13,896	10,777
375	(800)	(12,463)	(3,358)	(17,381)	(24,634)

375	(800)	9,087	9,123	(3,485)	(13,857)
16,987	22,540	(244)	13,285	8,812	38,211

18,920	23,162	15,480	41,788	9,504	37,044

10,510	11,529	4,315	34,347	6,191	47,673
(4,888)	(4,338)	(13,826)	(24,244)	(6,947)	(155,660)
(412)	—	(78)	(1,125)	—	(781)
32	571	(672,775)	144,944	(411,507)	(117,685)

5,242	7,762	(682,364)	153,922	(412,263)	(226,453)

24,162	30,924	(666,884)	195,710	(402,759)	(189,409)
104,843	73,919	666,884	471,174	402,759	592,168

$129,005	$104,843	—	$666,884	—	$402,759

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	U.S. High Yield Bond Trust Series 0		U.S. High Yield Bond Trust Series 1
	Year Ended Dec. 31/10 (bd)	Year Ended Dec. 31/09	Year Ended Dec. 31/10 (bd)	Year Ended Dec. 31/09
Income:
Dividend income distribution	$58,939	$12,550	$11,500	$2,044

Net investment income (loss)	58,939	12,550	11,500	2,044

Realized gains (losses) on investments:
Capital gain distributions	49,105	—	9,660	—
Net realized gains (losses)	(89,678)	168	(19,140)	(150)

Realized gains (losses)	(40,573)	168	(9,480)	(150)
Unrealized appreciation (depreciation) during the period	(3,234)	36,834	396	5,293

Net increase (decrease) in assets from operations	15,132	49,552	2,416	7,187

Changes from principal transactions:
Transfer of net premiums	15,279	11,888	2,352	2,334
Transfer on terminations	(15,102)	(7,111)	(906)	(1,021)
Transfer on policy loans	(550)	(1,344)	—	—
Net interfund transfers	(160,218)	(1,742)	(27,683)	—

Net increase (decrease) in assets from principal transactions	(160,591)	1,691	(26,237)	1,313

Total increase (decrease) in assets	(145,459)	51,243	(23,821)	8,500
Assets, beginning of period	145,459	94,216	23,821	15,321

Assets, end of period	—	$145,459	—	$23,821

(bd)	Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010.
(aw)	Terminated as an investment option and funds transferred to American Growth-Income Trust on May 4, 2009.

See accompanying notes.

Sub-Account
U.S. Large Cap Trust Series 0	U.S. Large Cap Trust Series 1	Utilities Trust Series 0
Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/09 (aw)	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$792	$760	$10,179	$14,629

792	760	10,179	14,629

—	—	—	—
(220,483)	(108,297)	(18,235)	(38,343)

(220,483)	(108,297)	(18,235)	(38,343)
212,107	100,498	65,916	116,388

(7,584)	(7,039)	57,860	92,674

5,331	8,073	76,121	83,785
(210,575)	(78,773)	(51,258)	(43,678)
—	—	(11,079)	(23,820)
(125,993)	(131,728)	24,981	15,301

(331,237)	(202,428)	38,765	31,588

(338,821)	(209,467)	96,625	124,262
338,821	209,467	357,057	232,795

—	—	$453,682	$357,057

John Hancock Life Insurance Company of New York Separate Account B

Statements of Operations and Changes in Contract Owners’ Equity

(continued)

	Sub-Account
	Utilities Trust Series 1		Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09
Income:
Dividend income distribution	$1,786	$3,038	$1,067	$814

Net investment income (loss)	1,786	3,038	1,067	814

Realized gains (losses) on investments:
Capital gain distributions	—	—	—	—
Net realized gains (losses)	(711)	(12,033)	4,886	(5,768)

Realized gains (losses)	(711)	(12,033)	4,886	(5,768)
Unrealized appreciation (depreciation) during the period	8,829	26,413	12,733	28,570

Net increase (decrease) in assets from operations	9,904	17,418	18,686	23,616

Changes from principal transactions:
Transfer of net premiums	2,780	6,981	38,014	25,300
Transfer on terminations	(3,393)	(3,719)	(8,229)	(5,390)
Transfer on policy loans	(109)	(9,778)	(9,822)	(22,950)
Net interfund transfers	(257)	(6,091)	5,103	8,618

Net increase (decrease) in assets from principal transactions	(979)	(12,607)	25,066	5,578

Total increase (decrease) in assets	8,925	4,811	43,752	29,194
Assets, beginning of period	72,139	67,328	69,753	40,559

Assets, end of period	$81,064	$72,139	$113,505	$69,753

See accompanying notes.

Sub-Account
Value Trust Series 1		Total
Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/10	Year Ended Dec. 31/09

$2,666	$2,813	$2,520,467	$2,023,435

2,666	2,813	2,520,467	2,023,435

—	—	424,298	788,265
(12,641)	(107,654)	(1,861,719)	(6,489,340)

(12,641)	(107,654)	(1,437,421)	(5,701,075)
63,758	179,825	10,373,193	19,606,074

53,783	74,984	11,456,239	15,928,434

7,718	8,757	27,602,836	30,866,044
(31,760)	(49,774)	(8,364,878)	(10,335,935)
(262)	(2,257)	(93,031)	(1,392,866)
(1,582)	(52,496)	(2,456,543)	(774,878)

(25,886)	(95,770)	16,688,384	18,362,365

27,897	(20,786)	28,144,623	34,290,799
251,718	272,504	85,660,093	51,369,294

$279,615	$251,718	$113,804,716	$85,660,093

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements

December 31, 2010

1.	Organization

John Hancock Life Insurance Company of New York Separate Account B (the “Account”) is a separate account administered and sponsored by John Hancock Life Insurance Company of New York (the “Company”). The Account operates as a Unit Investment Trust registered under the Investment Company Act of 1940, as amended (the “Act”) and has 120 active investment sub-accounts that invest in shares of a particular John Hancock Trust (the “Trust”) portfolio and 5 sub-accounts that invest in shares of other outside investment trusts as of December 31, 2010. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund, which does not transact with the general public. Instead, the Trust deals primarily with insurance companies by providing the investment medium for variable contracts. The Account is a funding vehicle for the allocation of net premiums under single premium variable life and variable universal life insurance contracts (the “Contracts”) issued by the Company.

The Company is a wholly owned subsidiary of John Hancock Life Insurance Company (U.S.A.) (“JHUSA”) which in turn is an indirect, wholly owned subsidiary of Manulife Financial Corporation (“MFC”), a Canadian-based publicly traded stock life insurance company.

The Company is required to maintain assets in the Account with a total fair value at least equal to the reserves and other liabilities relating to the variable benefits under all Contracts participating in the Account. These assets may not be charged with liabilities which arise from any other business the Company conducts. However, all obligations under the Contracts are general corporate obligations of the Company.

Additional assets are held in the Company’s general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

Each sub-account that invests in Portfolios of the John Hancock Trust may offer two classes of units to fund the Contracts issued by the Company. These classes, Series 1 and Series 0, represent an interest in the same Trust Portfolio but in different share classes of that Portfolio. Series 1 represents interests in Series 1 shares of the Portfolio and Series 0 represents interests in Series NAV shares of the Trust’s Portfolio. Series 1 and Series NAV shares differ in the level of 12b-1 fees and other expenses assessed against the Portfolio’s assets.

As the result of portfolio changes, the following sub-account of the Account was renamed as follows:

Previous Name	New Name	Effective Date
Strategic Income Trust	Strategic Income Opportunities Trust	May 3, 2010

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

The following sub-accounts of the Account were commenced as investment options:

New	Effective Date
American Global Growth Trust	November 8, 2010
American Global Small Capitalization Trust	November 8, 2010
American High-Income Bond Trust	November 8, 2010
International Equity Index Trust A Series 0	May 3, 2010
Short Term Government Income Trust	May 3, 2010
Ultra Short Term Bond Trust	November 8, 2010

The following sub-accounts of the Account were terminated as investment options and the funds were transferred to existing sub-accounts as follows:

Terminated	Fund Transferred To	Effective Date
All Cap Growth Trust	Capital Appreciation Trust	May 3, 2010
Overseas Equity Trust	International Value Trust	May 3, 2010
Pacific Rim Trust	International Equity Index Trust A	May 3, 2010
Short-Term Bond Trust	Short Term Government Income Trust	May 3, 2010
Strategic Bond Trust	Strategic Income Opportunities Trust	November 8, 2010
U.S. Government Securities Trust	Short Term Government Income Trust	May 3, 2010
U.S. High Yield Bond Trust	High Yield Trust	November 8, 2010

Where a fund has two series, the changes noted above apply to both Series 0 and Series 1.

2.	Significant Accounting Policies

Investments of each sub-account consist of shares in the respective portfolio of the Trusts. These shares are carried at fair value which is calculated using the fair value of the investment securities underlying each Trust portfolio. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on the sale of investments are computed on the basis of the specifically identified cost of the investment sold.

In addition to the Account, a contract holder may also allocate funds to the fixed account contained within the Company’s general account. Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the Company’s general account has not been registered as an investment company under the Act. Net interfund transfers include interfund transfers between separate and general accounts.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the “Code”). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the Contracts. Based on this, no charge is being made currently to the Account for federal income taxes. The Company will periodically reassess this position taking into account changes in the tax law. Such a charge may be made in future years for any federal income taxes that would be attributable to the Contracts.

FAS 157 - Fair Value Measurements, which was adopted effective January 1, 2008, is now incorporated into ASC 820 - Fair Value Measurement and Disclosure (“ASC 820”). This guidance provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value and expands disclosure requirements about fair value measurements. ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale. Assets not measured at fair value are excluded from ASC 820 note disclosure, including Policy Loans which are held to maturity and accounted for at cost.

Following ASC 820 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

• Level 1 – Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date.

• Level 2 – Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

• Level 3 – Fair value measurements using significant non-market observable inputs.

Assets owned by the Account are primarily open-ended mutual fund investments issued by the Trust. These are classified within Level 1, as fair values of the underlying funds are based upon reported net asset values (“NAV”), which represent the values at which each sub-account can redeem its investments.

The following table presents the Account’s assets that are measured at fair value on a recurring basis by ASC 820 fair value hierarchy level, as of December 31, 2010.

Mutual Funds
Level 1	$113,804,716
Level 2	—
Level 3	—

$113,804,716

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported herein. Actual results could differ from those estimates.

3.	Contract Charges

The Company deducts certain charges from gross premiums before placing the remaining net premiums in the sub-account. In the event of a surrender by the contract holder, surrender charges may be levied by the Company against the contract value at the time of termination to cover sales and administrative expenses associated with the underwriting and issuing of the Contract. Additionally, each month a deduction consisting of an administration charge, a charge for cost of insurance, a charge for mortality and expense risks and charges for supplementary benefits is deducted from the contract value. Contract charges are paid through the redemption of sub-account units and are reflected as terminations.

4.	Federal Income Taxes

The Account does not file separate tax returns. The taxable income of the Account is consolidated with that of the Company within the consolidated federal tax return. Any tax contingencies arising from the taxable income generated by the Account is the responsibility of the Company and the Company holds any and all tax contingencies on its financial statements. The Account is not a party to the consolidated tax sharing agreement thus no amount of income taxes or tax contingencies are passed through to the Account. The legal form of the Account is not taxable in any state or foreign jurisdictions.

The Income Taxes topic of the FASB Accounting Standard Codification establishes a minimum threshold for financial statement recognition of the benefit of positions taken, or expected to be taken, in filing tax returns (including whether the Account is taxable in certain jurisdictions). The topic requires the evaluation of tax positions taken or expected to be taken in the course of preparing John Hancock’s tax returns to determine whether tax positions are “more-likely-than not” of being sustained by the applicable tax authority. Tax positions deemed to meet more-than likely-than-not threshold would be recorded as tax expense.

The Account complies with the provisions of FASB ASC Topic 740, Income Taxes. As of December 31, 2010, the Account did not have a liability for any uncertain tax positions. The Account recognizes interest and penalties, if any, related to tax liabilities as income tax expense in the Statement of Operations.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

5.	Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2010 were as follows:

	Purchases	Sales
Sub-accounts:
500 Index Trust B Series 0	$1,232,890	$1,299,224
500 Index Trust Series 1	65,034	79,281
Active Bond Trust Series 0	96,090	67,949
Active Bond Trust Series 1	30,154	12,380
All Cap Core Trust Series 0	6,656	3,873
All Cap Core Trust Series 1	14,518	29,518
All Cap Growth Trust Series 0	348	10,447
All Cap Growth Trust Series 1	3,937	57,721
All Cap Value Trust Series 0	51,760	12,893
All Cap Value Trust Series 1	6,551	12,042
Alpha Opportunities Trust Series 0	26,336	216
American Asset Allocation Trust Series 1	150,141	23,910
American Blue Chip Income and Growth Trust Series 1	75,238	20,320
American Bond Trust Series 1	48,093	10,599
American Fundamental Holdings Trust Series 1	867,084	20,234
American Global Diversification Trust Series 1	65,764	5,527
American Growth Trust Series 1	767,239	684,816
American Growth-Income Trust Series 1	184,137	70,409
American International Trust Series 1	848,124	422,631
American New World Trust Series 1	51,582	151,448
Balanced Trust Series 0	10,040	2,868
Balanced Trust Series 1	1,444	17
Blue Chip Growth Trust Series 0	876,977	634,653
Blue Chip Growth Trust Series 1	54,780	43,268
Capital Appreciation Trust Series 0	49,841	14,055
Capital Appreciation Trust Series 1	83,565	24,771
Capital Appreciation Value Trust Series 0	47,378	3,339
Core Allocation Plus Trust Series 0	104,073	4,388
Core Bond Trust Series 0	113,447	4,379
Core Bond Trust Series 1	6,845	3,399
Core Diversified Growth & Income Trust Series 1	45,156	30,667
Core Strategy Trust Series 0	225,420	42,625
Disciplined Diversification Trust Series 0	54,947	13,316
Emerging Markets Value Trust Series 0	684,373	419,290
Emerging Markets Value Trust Series 1	60,450	1,859
Equity-Income Trust Series 0	487,540	454,482
Equity-Income Trust Series 1	48,433	76,540
Financial Services Trust Series 0	75,468	177,025
Financial Services Trust Series 1	12,186	15,311
Franklin Templeton Founding Allocation Trust Series 0	124,982	10,349
Franklin Templeton Founding Allocation Trust Series 1	3,281	162
Fundamental Value Trust Series 0	914,369	77,763
Fundamental Value Trust Series 1	56,942	64,345

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Global Bond Trust Series 0	$257,611	$40,553
Global Bond Trust Series 1	28,565	27,200
Global Trust Series 0	20,193	4,446
Global Trust Series 1	166,184	16,980
Health Sciences Trust Series 0	49,662	310,037
Health Sciences Trust Series 1	8,648	8,850
High Yield Trust Series 0	609,119	91,151
High Yield Trust Series 1	110,832	13,981
International Core Trust Series 0	291,701	138,003
International Core Trust Series 1	7,515	17,381
International Equity Index Trust A Series 0	527,645	34,806
International Equity Index Trust A Series 1	308,501	14,553
International Equity Index Trust B Series 0	671,290	89,774
International Opportunities Trust Series 0	1,238,489	77,637
International Opportunities Trust Series 1	21,587	3,632
International Small Company Trust Series 0	98,020	49,673
International Small Company Trust Series 1	5,612	6,150
International Value Trust Series 0	854,105	428,122
International Value Trust Series 1	187,144	31,474
Investment Quality Bond Trust Series 0	124,633	34,714
Investment Quality Bond Trust Series 1	20,567	41,329
Large Cap Trust Series 0	113,207	308,218
Large Cap Trust Series 1	6,050	9,588
Large Cap Value Trust Series 0	223,921	116,617
Large Cap Value Trust Series 1	55,620	136,231
Lifestyle Aggressive Trust Series 0	1,076,027	4,219,288
Lifestyle Aggressive Trust Series 1	59,625	39,335
Lifestyle Balanced Trust Series 0	7,164,851	1,073,534
Lifestyle Balanced Trust Series 1	164,762	169,141
Lifestyle Conservative Trust Series 0	864,412	99,276
Lifestyle Conservative Trust Series 1	17,035	6,481
Lifestyle Growth Trust Series 0	7,485,530	5,479,928
Lifestyle Growth Trust Series 1	135,757	76,654
Lifestyle Moderate Trust Series 0	1,167,412	178,434
Lifestyle Moderate Trust Series 1	40,449	15,922
Mid Cap Index Trust Series 0	1,544,408	52,635
Mid Cap Index Trust Series 1	14,061	25,703
Mid Cap Stock Trust Series 0	182,492	174,073
Mid Cap Stock Trust Series 1	19,113	41,412
Mid Value Trust Series 0	1,193,593	204,542
Mid Value Trust Series 1	25,887	34,128
Money Market Trust B Series 0	9,549,062	7,613,812
Money Market Trust Series 1	151,749	454,653

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Natural Resources Trust Series 0	$897,199	$219,678
Natural Resources Trust Series 1	10,243	9,929
Optimized All Cap Trust Series 0	43,946	19,896
Optimized All Cap Trust Series 1	2,098	2,134
Optimized Value Trust Series 0	4,487	594
Overseas Equity Trust Series 0	14,078	615,077
Pacific Rim Trust Series 0	35,342	392,480
Pacific Rim Trust Series 1	2,486	200,201
Real Estate Securities Trust Series 0	685,613	122,742
Real Estate Securities Trust Series 1	36,930	17,135
Real Return Bond Trust Series 0	264,630	84,943
Real Return Bond Trust Series 1	6,947	1,956
Science & Technology Trust Series 0	104,495	172,296
Science & Technology Trust Series 1	28,561	29,415
Short-Term Bond Trust Series 0	19,981	112,523
Short Term Government Income Trust Series 0	850,481	98,259
Short Term Government Income Trust Series 1	442,552	33,104
Small Cap Growth Trust Series 0	28,309	29,766
Small Cap Growth Trust Series 1	2,216	1,126
Small Cap Index Trust Series 0	1,517,419	112,134
Small Cap Index Trust Series 1	7,094	24,812
Small Cap Opportunities Trust Series 0	15,676	4,092
Small Cap Opportunities Trust Series 1	11,094	10,243
Small Cap Value Trust Series 0	54,893	33,566
Small Cap Value Trust Series 1	3,247	1,705
Small Company Value Trust Series 0	267,312	154,694
Small Company Value Trust Series 1	46,000	44,500
Smaller Company Growth Trust Series 0	33,746	28,716
Smaller Company Growth Trust Series 1	4,088	11,805
Strategic Bond Trust Series 0	36,266	78,282
Strategic Bond Trust Series 1	46,054	215,126
Strategic Income Opportunities Trust Series 0	282,477	39,077
Strategic Income Opportunities Trust Series 1	240,177	35,370
Total Bond Market Trust B Series 0	64,911	19,104
Total Return Trust Series 0	3,377,870	4,504,648
Total Return Trust Series 1	195,490	84,683
Total Stock Market Index Trust Series 0	96,270	30,848
Total Stock Market Index Trust Series 1	12,510	5,710
U.S. Government Securities Trust Series 0	36,574	690,751
U.S. Government Securities Trust Series 1	23,469	417,659
U.S. High Yield Bond Trust Series 0	189,140	241,686
U.S. High Yield Bond Trust Series 1	27,505	32,581
Utilities Trust Series 0	133,277	84,333
Utilities Trust Series 1	3,206	2,398
Value Trust Series 0	44,659	18,526

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

	Purchases	Sales
Sub-accounts:
Value Trust Series 1	$8,842	$32,063
All Asset Portfolio	57,585	41,872
Brandes International Equity Trust	20,527	23,079
Business Opportunity Value Trust	3,701	1,037
Frontier Capital Appreciation Trust	193	60
Large Cap Growth Trust	9,757	1,956

	$55,947,882	$36,314,730

6.	Transaction with Affiliates

John Hancock Distributors LLC, a registered broker-dealer and wholly owned subsidiary of JHUSA, acts as the principal underwriter of the Contracts pursuant to a distribution agreement with the Company. Contracts are sold by registered representatives of either John Hancock Distributors LLC or other broker-dealers having distribution agreements with John Hancock Distributors LLC who are also authorized as variable life insurance agents under applicable state insurance laws. Registered representatives are compensated on a commission basis.

JHUSA has a formal service agreement with its ultimate parent company, MFC, which can be terminated by either party upon two months’ notice. Under this agreement, JHUSA pays for legal, actuarial, investment and certain other administrative services.

The majority of the investments held by the Account are invested in the Trust (Note 1).

7.	Diversification Requirements

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. Under the provisions of Section 817(h) of the Code, a variable life contract will not be treated as a life contract for federal tax purposes for any period for which the investments of the Account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbour test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

8.	Subsequent Events

In accordance with the provision set forth in ASC 855 “Subsequent Events” (“ASC 855”) formerly known as FAS 165 “Subsequent Events”, Management has evaluated the possibility of subsequent events existing in the Account’s financial statements through March 31, 2011 and has determined that no events have occurred that require additional disclosure.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	500 Index Trust B Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	87,318	38,794	16,278	7,938	1,378
Units issued	54,685	80,467	28,361	11,409	7,702
Units redeemed	(62,336)	(31,943)	(5,845)	(3,069)	(1,142)

Units, end of period	79,667	87,318	38,794	16,278	7,938

Unit value, end of period $	15.12 to 24.18	21.05	16.66	26.53	15.76 to 25.20
Assets, end of period $	1,914,656	1,828,011	638,383	416,002	185,449
Investment income ratio*	1.59%	2.37%	3.17%	3.27%	0.26%
Total return, lowest to highest**	14.85% to 14.86%	24.08% to 31.02%	(37.19%) to (24.71%)	1.47% to 5.25%	13.10% to 15.56%

	Sub-Account
	500 Index Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	41,188	51,111	63,192	70,520	62,342
Units issued	5,440	6,677	5,265	11,331	22,234
Units redeemed	(7,195)	(16,600)	(17,346)	(18,659)	(14,056)

Units, end of period	39,433	41,188	51,111	63,192	70,520

Unit value, end of period $	12.36	10.78	8.58	13.66	13.02
Assets, end of period $	487,092	444,037	438,252	862,934	918,027
Investment income ratio*	1.40%	1.66%	0.72%	2.17%	0.86%
Total return, lowest to highest**	14.58%	25.74%	(37.21%)	4.90%	15.27%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Active Bond Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	975	334	36	3	—
Units issued	1,681	707	334	56	5
Units redeemed	(1,246)	(66)	(36)	(23)	(2)

Units, end of period	1,410	975	334	36	3

Unit value, end of period $	57.02	50.05	40.09	44.78	43.05
Assets, end of period $	80,380	48,772	13,378	1,597	155
Investment income ratio*	7.43%	8.48%	11.17%	12.84%	0.20%
Total return, lowest to highest**	13.91%	18.30% to 24.86%	(10.55%) to (7.37%)	2.87% to 4.03%	4.54% to 5.10%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Active Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	13,951	20,634	26,667	26,454	25,013
Units issued	759	1,167	912	3,681	3,756
Units redeemed	(741)	(7,850)	(6,945)	(3,468)	(2,315)

Units, end of period	13,969	13,951	20,634	26,667	26,454

Unit value, end of period $	17.54	15.41	12.34	13.80	13.26
Assets, end of period $	244,979	214,909	254,685	367,917	350,777
Investment income ratio*	7.62%	6.87%	5.25%	8.80%	2.70%
Total return, lowest to highest**	13.84%	24.81%	(10.53%)	4.05%	4.42%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Asset Portfolio
	Year Ended Dec. 31/10 (bg)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	9,068	2,123	1,425	1,251	—
Units issued	3,705	10,323	1,309	212	1,300
Units redeemed	(2,741)	(3,378)	(611)	(38)	(49)

Units, end of period	10,032	9,068	2,123	1,425	1,251

Unit value, end of period $	13.58 to 19.16	12.05 to 17.00	9.93 to 14.01	16.72	15.48
Assets, end of period $	138,475	116,677	27,494	23,822	19,361
Investment income ratio*	6.98%	7.71%	6.39%	7.35%	5.67%
Total return, lowest to highest**	12.71%	14.85% to 21.32%	(17.73%) to (12.60%)	8.00%	4.36%

(bg)	Fund has no Series. Previously presented as Series 0 and Series 1.
(n)	Fund available in prior year but no activity.

	Sub-Account
	All Cap Core Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (n)
Units, beginning of period	2,602	1,325	1,243	—
Units issued	596	1,703	269	1,343
Units redeemed	(362)	(426)	(187)	(100)

Units, end of period	2,836	2,602	1,325	1,243

Unit value, end of period $	11.71	10.36	8.05	13.34
Assets, end of period $	33,255	26,974	10,683	16,581
Investment income ratio*	1.18%	1.70%	1.85%	1.24%
Total return, lowest to highest**	13.09%	24.46% to 33.05%	(39.60%) to (26.69%)	0.17% to 2.70%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Core Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	40,951	34,833	33,933	12,178	15,363
Units issued	1,171	8,929	3,672	27,487	983
Units redeemed	(3,178)	(2,811)	(2,772)	(5,732)	(4,168)

Units, end of period	38,944	40,951	34,833	33,933	12,178

Unit value, end of period $	9.88	8.74	6.80	11.27	10.98
Assets, end of period $	384,712	357,886	236,967	382,354	133,649
Investment income ratio*	1.07%	1.68%	1.73%	1.64%	0.65%
Total return, lowest to highest**	13.03%	28.46%	(39.63%)	2.66%	14.75%

	Sub-Account
	All Cap Growth Trust Series 0
	Year Ended Dec. 31/10 (h)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	988	196	57	9	—
Units issued	33	1,068	196	83	14
Units redeemed	(1,021)	(276)	(57)	(35)	(5)

Units, end of period	—	988	196	57	9

Unit value, end of period $	10.25	9.80	8.09	13.92	12.42
Assets, end of period $	—	9,680	1,586	788	116
Investment income ratio*	0.23%	1.31%	0.66%	0.21%	0.00%
Total return, lowest to highest**	4.64%	21.13% to 23.48%	(41.91%) to (26.41%)	4.36% to 12.08%	5.38% to 6.63%

(h)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.
(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Growth Trust Series 1
	Year Ended Dec. 31/10 (h)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	5,517	6,830	6,384	7,890	6,624
Units issued	398	986	1,308	1,744	1,860
Units redeemed	(5,915)	(2,299)	(862)	(3,250)	(594)

Units, end of period	—	5,517	6,830	6,384	7,890

Unit value, end of period $	9.77	9.34	7.71	13.28	11.85
Assets, end of period $	—	51,506	52,660	84,784	93,513
Investment income ratio*	0.22%	0.65%	0.35%	0.05%	0.00%
Total return, lowest to highest**	4.63%	21.09%	(41.94%)	12.05%	6.57%

(h)	Terminated as an investment option and funds transferred to Capital Appreciation Trust on May 3, 2010.

	Sub-Account
	All Cap Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	8,332	5,913	3,188	788	—
Units issued	4,022	3,819	3,528	2,785	806
Units redeemed	(991)	(1,400)	(803)	(385)	(18)

Units, end of period	11,363	8,332	5,913	3,188	788

Unit value, end of period $	14.67	12.38	9.78	13.74	12.64
Assets, end of period $	166,715	103,167	57,842	43,799	9,953
Investment income ratio*	0.51%	0.63%	1.17%	3.10%	0.00%
Total return, lowest to highest**	18.50%	22.43% to 31.77%	(28.80%) to (19.83%)	2.47% to 8.68%	6.65% to 13.82%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	All Cap Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	8,263	10,031	8,816	8,697	8,538
Units issued	333	501	1,490	331	394
Units redeemed	(659)	(2,269)	(275)	(212)	(235)

Units, end of period	7,937	8,263	10,031	8,816	8,697

Unit value, end of period $	20.29	17.15	13.54	19.02	17.55
Assets, end of period $	161,055	141,658	135,826	167,627	152,657
Investment income ratio*	0.37%	0.52%	0.89%	1.79%	0.93%
Total return, lowest to highest**	18.35%	26.61%	(28.78%)	8.32%	13.71%

Sub-Account
Alpha Opportunities Trust Series 0
Year Ended Dec. 31/10 (n)
Units, beginning of period	—
Units issued	1,903
Units redeemed	(16)

Units, end of period	1,887

Unit value, end of period $	14.89
Assets, end of period $	28,103
Investment income ratio*	0.96%
Total return, lowest to highest**	16.98%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Asset Allocation Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (m)
Units, beginning of period	24,158	157	—
Units issued	15,778	25,418	166
Units redeemed	(2,631)	(1,417)	(9)

Units, end of period	37,305	24,158	157

Unit value, end of period $	10.06	8.98	7.26
Assets, end of period $	375,193	216,820	1,139
Investment income ratio*	2.00%	3.54%	11.12%
Total return, lowest to highest**	12.07%	18.28% to 25.85%	(28.47%) to (19.62%)

(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	American Blue Chip Income and Growth Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	16,759	12,019	8,000	4,332	904
Units issued	6,407	7,253	8,084	4,344	5,756
Units redeemed	(1,799)	(2,513)	(4,065)	(676)	(2,328)

Units, end of period	21,367	16,759	12,019	8,000	4,332

Unit value, end of period $	11.92 to 17.80	10.64	8.36 to 12.48	13.21 to 19.72	12.99 to 19.40
Assets, end of period $	277,541	195,972	110,055	121,308	65,286
Investment income ratio*	1.51%	1.98%	4.88%	2.85%	0.29%
Total return, lowest to highest**	12.01% to 12.02%	25.79% to 31.48%	(36.72%) to (22.98%)	(2.84%) to 1.65%	13.18% to 16.99%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	8,220	4,638	3,197	212	—
Units issued	3,725	6,680	2,390	5,686	228
Units redeemed	(872)	(3,098)	(949)	(2,701)	(16)

Units, end of period	11,073	8,220	4,638	3,197	212

Unit value, end of period $	11.92 to 14.89	11.24 to 14.05	10.02 to 12.52	11.10 to 13.87	10.78 to 13.47
Assets, end of period $	135,653	95,730	46,626	35,476	2,284
Investment income ratio*	3.09%	3.55%	10.75%	4.78%	0.00%
Total return, lowest to highest**	6.02%	8.40% to 12.21%	(10.67%) to (6.10%)	2.36% to 2.96%	5.39% to 6.57%

(n)	Fund available in prior year but no activity.

	Sub-Account
	American Fundamental Holdings Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (a)
Units, beginning of period	2,833	—
Units issued	71,620	2,841
Units redeemed	(1,607)	(8)

Units, end of period	72,846	2,833

Unit value, end of period $	13.15	11.92
Assets, end of period $	958,309	33,778
Investment income ratio*	3.14%	12.79%
Total return, lowest to highest**	10.36%	18.47% to 19.20%

(a)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Global Diversification Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (a)
Units, beginning of period	2,302	—
Units issued	4,740	2,303
Units redeemed	(428)	(1)

Units, end of period	6,614	2,302

Unit value, end of period $	14.18	12.59
Assets, end of period $	93,765	28,990
Investment income ratio*	3.98%	49.21%
Total return, lowest to highest**	12.57%	23.51% to 25.94%

(a)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	American Growth Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	91,492	56,137	30,805	17,752	7,376
Units issued	59,196	50,848	36,483	20,581	14,117
Units redeemed	(56,467)	(15,493)	(11,151)	(7,528)	(3,741)

Units, end of period	94,221	91,492	56,137	30,805	17,752

Unit value, end of period $	13.48 to 20.30	11.40	8.21 to 12.36	14.71 to 22.15	13.15 to 19.79
Assets, end of period $	1,421,047	1,153,106	529,382	576,558	315,611
Investment income ratio*	0.36%	0.34%	2.37%	1.18%	0.25%
Total return, lowest to highest**	18.23% to 18.24%	25.08% to 42.05%	(44.20%) to (31.29%)	3.36% to 11.94%	8.22% to 9.80%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American Growth-Income Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	60,898	88,850	70,285	53,718	26,256
Units issued	14,882	65,625	25,724	21,660	31,289
Units redeemed	(5,625)	(93,577)	(7,159)	(5,093)	(3,827)

Units, end of period	70,155	60,898	88,850	70,285	53,718

Unit value, end of period $	11.87 to 17.72	10.69	8.17	13.20 to 19.70	12.61 to 18.83
Assets, end of period $	998,842	796,589	984,213	1,274,002	935,931
Investment income ratio*	1.22%	0.74%	2.27%	3.13%	1.12%
Total return, lowest to highest**	11.05% to 11.06%	23.68% to 33.69%	(38.08%) to (24.49% )	(0.67%) to 4.64%	11.61% to 14.80%

	Sub-Account
	American International Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	51,505	42,851	26,925	11,401	7,600
Units issued	52,695	34,474	23,850	23,067	9,241
Units redeemed	(27,892)	(25,820)	(7,924)	(7,543)	(5,440)

Units, end of period	76,308	51,505	42,851	26,925	11,401

Unit value, end of period $	15.45 to 27.21	14.46	10.14 to 17.85	17.60 to 30.98	14.72 to 25.91
Assets, end of period $	1,349,296	855,948	528,085	608,090	247,724
Investment income ratio*	1.97%	1.20%	4.52%	2.44%	0.86%
Total return, lowest to highest**	6.88%	27.67% to 46.99%	(42.37%) to (26.02%)	9.35% to 19.58%	10.32% to 18.54%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	American New World Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (a)
Units, beginning of period	11,999	—
Units issued	3,543	12,025
Units redeemed	(11,433)	(26)

Units, end of period	4,109	11,999

Unit value, end of period $	15.69	13.36
Assets, end of period $	64,457	160,289
Investment income ratio*	0.65%	7.30%
Total return, lowest to highest**	17.43%	30.38% to 33.58%

(a)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

	Sub-Account
	Balanced Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (a)
Units, beginning of period	56	—
Units issued	774	69
Units redeemed	(224)	(13)

Units, end of period	606	56

Unit value, end of period $	13.41	11.91
Assets, end of period $	8,127	667
Investment income ratio*	3.02%	3.47%
Total return, lowest to highest**	12.63%	18.83% to 19.11%

(a)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Balanced Trust Series 1
Year Ended Dec. 31/10 (n)
Units, beginning of period	—
Units issued	108
Units redeemed	(1)

Units, end of period	107

Unit value, end of period $	13.40
Assets, end of period $	1,428
Investment income ratio*	13.66%
Total return, lowest to highest**	12.58%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Blue Chip Growth Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	27,629	7,243	1,677	193	—
Units issued	14,495	24,326	6,570	3,090	281
Units redeemed	(10,986)	(3,940)	(1,004)	(1,606)	(88)

Units, end of period	31,138	27,629	7,243	1,677	193

Unit value, end of period $	65.97	56.75	39.69	69.05	61.21
Assets, end of period $	2,054,232	1,567,863	287,475	115,809	11,843
Investment income ratio*	0.09%	0.20%	0.44%	1.03%	0.04%
Total return, lowest to highest**	16.25%	26.87% to 46.21%	(42.52%) to (28.71%)	5.35% to 12.81%	9.59% to 10.44%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Blue Chip Growth Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	51,352	58,485	58,223	59,046	54,238
Units issued	4,833	12,872	8,612	9,241	11,264
Units redeemed	(3,804)	(20,005)	(8,350)	(10,064)	(6,456)

Units, end of period	52,381	51,352	58,485	58,223	59,046

Unit value, end of period $	12.88	11.09	7.76	13.50	11.98
Assets, end of period $	674,666	569,454	453,858	786,228	707,195
Investment income ratio*	0.08%	0.15%	0.32%	0.72%	0.19%
Total return, lowest to highest**	16.15%	42.89%	(42.53%)	12.75%	9.58%

	Sub-Account
	Brandes International Equity Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	815	63	—
Units issued	712	824	71
Units redeemed	(849)	(72)	(8)

Units, end of period	678	815	63

Unit value, end of period $	29.30	28.01	22.36
Assets, end of period $	19,895	22,847	1,409
Investment income ratio*	4.07%	5.05%	8.54%
Total return, lowest to highest**	4.61%	19.34% to 25.28%	(39.84%) to (24.43%)

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Business Opportunity Value Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	422	178	—
Units issued	276	310	202
Units redeemed	(78)	(66)	(24)

Units, end of period	620	422	178

Unit value, end of period $	14.41	13.18	10.58
Assets, end of period $	8,930	5,565	1,887
Investment income ratio*	0.82%	1.03%	0.00%
Total return, lowest to highest**	9.27%	19.01% to 27.24%	(34.70%) to (23.56%)

(n)	Fund available in prior year but no activity.

	Sub-Account
	Capital Appreciation Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	3,745	2,731	378	131	—
Units issued	3,932	2,202	3,114	307	163
Units redeemed	(1,104)	(1,188)	(761)	(60)	(32)

Units, end of period	6,573	3,745	2,731	378	131

Unit value, end of period $	13.88	12.41	8.72	13.89	12.43
Assets, end of period $	91,282	46,488	23,813	5,252	1,636
Investment income ratio*	0.22%	0.34%	0.89%	0.54%	0.00%
Total return, lowest to highest**	11.88%	28.49% to 44.66%	(37.24%) to (23.78%)	7.66% to 11.70%	2.38% to 7.46%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Capital Appreciation Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	20,403	18,768	17,812	16,776	1,128
Units issued	6,440	7,646	2,481	2,248	17,599
Units redeemed	(1,991)	(6,011)	(1,525)	(1,212)	(1,951)

Units, end of period	24,852	20,403	18,768	17,812	16,776

Unit value, end of period $	14.17	12.67	8.90	14.18	12.71
Assets, end of period $	352,086	258,477	167,094	252,611	213,159
Investment income ratio*	0.14%	0.28%	0.48%	0.30%	0.00%
Total return, lowest to highest**	11.83%	42.28%	(37.22%)	11.61%	2.26%

	Sub-Account
	Capital Appreciation Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (n)
Units, beginning of period	4,309	—
Units issued	3,814	4,378
Units redeemed	(338)	(69)

Units, end of period	7,785	4,309

Unit value, end of period $	10.79	9.47
Assets, end of period $	83,962	40,797
Investment income ratio*	1.96%	4.08%
Total return, lowest to highest**	13.91%	19.68% to 30.98%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Allocation Plus Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (m)
Units, beginning of period	2,056	25	—
Units issued	11,390	2,075	51
Units redeemed	(494)	(44)	(26)

Units, end of period	12,952	2,056	25

Unit value, end of period $	9.58	8.66	6.91
Assets, end of period $	124,047	17,817	177
Investment income ratio*	1.64%	3.21%	11.56%
Total return, lowest to highest**	10.57%	17.53% to 27.67%	(31.54%) to (20.17%)

(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Core Bond Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (n)
Units, beginning of period	174	5	123	—
Units issued	8,238	302	6	123
Units redeemed	(328)	(133)	(124)	—

Units, end of period	8,084	174	5	123

Unit value, end of period $	13.58	12.67	11.53	11.15
Assets, end of period $	109,761	2,208	53	1,367
Investment income ratio*	5.76%	3.31%	3.98%	89.64%
Total return, lowest to highest**	7.17%	5.61% to 9.93%	1.09% to 3.36%	4.77% to 6.36%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	7,642	7,548	1,298	1,171	—
Units issued	138	330	6,360	174	1,187
Units redeemed	(204)	(236)	(110)	(47)	(16)

Units, end of period	7,576	7,642	7,548	1,298	1,171

Unit value, end of period $	16.94	15.82	14.39	13.93	13.11
Assets, end of period $	128,333	120,893	108,608	18,077	15,356
Investment income ratio*	2.71%	2.42%	12.47%	7.20%	0.00%
Total return, lowest to highest**	7.08%	9.94%	3.29%	6.27%	3.79%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Core Diversified Growth & Income Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ay)
Units, beginning of period	67,133	—
Units issued	2,204	135,689
Units redeemed	(2,437)	(68,556)

Units, end of period	66,900	67,133

Unit value, end of period $	13.55	12.21
Assets, end of period $	906,362	819,995
Investment income ratio*	1.60%	6.77%
Total return, lowest to highest**	10.92%	21.22% to 22.14%

(ay)	Reflects the period from commencement of operations on May 4, 2009 through December 31, 2009. Renamed on November 16, 2009. Previously known as American Diversified Growth & Income Trust.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Core Strategy Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (az)	Year Ended Dec. 31/08 (m)
Units, beginning of period	15,262	267	—
Units issued	23,078	32,585	274
Units redeemed	(4,563)	(17,590)	(7)

Units, end of period	33,777	15,262	267

Unit value, end of period $	10.32	9.17	7.52
Assets, end of period $	348,482	139,885	2,007
Investment income ratio*	3.19%	3.19%	3.30%
Total return, lowest to highest**	12.57%	18.49% to 25.03%	(25.51%) to (17.79%)

(az)	Fund renamed on May 4, 2009. Previously known as Index Allocation Trust.
(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

	Sub-Account
	Disciplined Diversification Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (m)
Units, beginning of period	30,638	70	—
Units issued	5,086	31,069	79
Units redeemed	(1,396)	(501)	(9)

Units, end of period	34,328	30,638	70

Unit value, end of period $	10.42	9.19	7.22
Assets, end of period $	357,729	281,420	505
Investment income ratio*	1.82%	7.40%	3.08%
Total return, lowest to highest**	13.45%	20.12% to 29.89%	(28.63%) to (18.51%)

(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Emerging Markets Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (f)
Units, beginning of period	80,233	2,347	22	—
Units issued	54,370	80,237	2,848	31
Units redeemed	(35,986)	(2,351)	(523)	(9)

Units, end of period	98,617	80,233	2,347	22

Unit value, end of period $	14.29	11.61	5.77	11.99
Assets, end of period $	1,409,515	931,541	13,528	262
Investment income ratio*	1.38%	0.13%	6.06%	2.32%
Total return, lowest to highest**	23.11%	1.56% to 101.36%	(51.92%)	7.16% to 19.94%

(f)	Reflects the period from commencement of operations on April 30, 2007 through December 31, 2007.

	Sub-Account
	Emerging Markets Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (n)
Units, beginning of period	77	—
Units issued	3,931	82
Units redeemed	(119)	(5)

Units, end of period	3,889	77

Unit value, end of period $	17.84	14.50
Assets, end of period $	69,386	1,128
Investment income ratio*	2.32%	0.05%
Total return, lowest to highest**	23.03%	101.12%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Equity-Income Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	38,620	19,617	13,704	363	—
Units issued	18,265	34,992	12,580	23,890	405
Units redeemed	(17,952)	(15,989)	(6,667)	(10,549)	(42)

Units, end of period	38,933	38,620	19,617	13,704	363

Unit value, end of period $	28.12	24.40	19.40	30.29	29.30
Assets, end of period $	1,094,709	942,394	380,650	415,087	10,628
Investment income ratio*	2.01%	2.39%	2.87%	3.42%	0.00%
Total return, lowest to highest**	15.23%	24.57% to 30.76%	(35.94%) to (23.36%)	(0.41%) to 3.39%	14.00% to 19.05%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Equity-Income Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	23,852	34,606	34,921	27,570	25,710
Units issued	2,793	9,623	19,705	10,346	7,808
Units redeemed	(5,066)	(20,377)	(20,020)	(2,995)	(5,948)

Units, end of period	21,579	23,852	34,606	34,921	27,570

Unit value, end of period $	17.06	14.82	11.79	18.41	17.81
Assets, end of period $	368,113	353,455	407,905	642,765	491,041
Investment income ratio*	1.86%	2.06%	2.47%	2.96%	1.48%
Total return, lowest to highest**	15.11%	25.72%	(35.96%)	3.35%	19.02%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Financial Services Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	20,156	5,401	3,330	38	—
Units issued	4,459	16,641	3,338	3,579	49
Units redeemed	(10,765)	(1,886)	(1,267)	(287)	(11)

Units, end of period	13,850	20,156	5,401	3,330	38

Unit value, end of period $	18.72	16.68	11.79	21.29	22.83
Assets, end of period $	259,280	336,237	63,662	70,882	860
Investment income ratio*	0.32%	1.48%	1.21%	2.04%	0.00%
Total return, lowest to highest**	12.22%	25.68% to 49.06%	(44.63%) to (28.65%)	(6.73%) to (3.84%)	19.86% to 23.16%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Financial Services Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	8,149	7,699	7,478	7,229	6,809
Units issued	807	1,904	781	1,398	919
Units redeemed	(1,049)	(1,454)	(560)	(1,149)	(499)

Units, end of period	7,907	8,149	7,699	7,478	7,229

Unit value, end of period $	15.59	13.89	9.82	17.74	19.04
Assets, end of period $	123,250	113,149	75,597	132,656	137,620
Investment income ratio*	0.34%	0.75%	0.93%	1.22%	0.35%
Total return, lowest to highest**	12.26%	41.41%	(44.65%)	(6.81%)	23.11%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Franklin Templeton Founding Allocation Trust Series 0
	Year Ended Dec. 31/10 (n)	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (m)
Units, beginning of period	2,821	204	—
Units issued	12,964	2,762	228
Units redeemed	(1,144)	(145)	(24)

Units, end of period	14,641	2,821	204

Unit value, end of period $	9.89	8.93	6.79
Assets, end of period $	144,801	25,206	1,389
Investment income ratio*	7.41%	6.77%	12.87%
Total return, lowest to highest**	10.71%	25.33% to 32.61%	(32.68%) to (21.32%)

(n)	Fund available in prior year but no activity.
(m)	Reflects the period from commencement of operations on April 28, 2008 through December 31, 2008.

Sub-Account
Franklin Templeton Founding Allocation Trust Series 1
Year Ended Dec. 31/10 (n)
Units, beginning of period	—
Units issued	364
Units redeemed	(18)

Units, end of period	346

Unit value, end of period $	9.88
Assets, end of period $	3,420
Investment income ratio*	6.97%
Total return, lowest to highest**	10.66%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Frontier Capital Appreciation Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (n)
Units, beginning of period	2	31	—
Units issued	5	2	35
Units redeemed	(1)	(31)	(4)

Units, end of period	6	2	31

Unit value, end of period $	49.89	39.29	26.44
Assets, end of period $	275	91	825
Investment income ratio*	0.15%	0.15%	0.00%
Total return, lowest to highest**	27.00%	29.61% to 50.68%	(42.03%) to (33.95%)

(n)	Fund available in prior year but no activity.

	Sub-Account
	Fundamental Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	19,978	12,508	14,098	77	—
Units issued	87,250	15,795	10,758	26,145	136
Units redeemed	(7,210)	(8,325)	(12,348)	(12,124)	(59)

Units, end of period	100,018	19,978	12,508	14,098	77

Unit value, end of period $	11.96	10.57	8.02	13.20	12.68
Assets, end of period $	1,196,553	211,149	100,275	186,091	975
Investment income ratio*	2.00%	1.18%	1.07%	2.19%	0.00%
Total return, lowest to highest**	13.20%	24.46% to 38.50%	(39.27%) to (27.52%)	1.75% to 4.08%	12.76% to 14.55%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Fundamental Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	37,304	51,202	24,906	16,548	20,132
Units issued	3,423	3,228	37,966	10,471	4,722
Units redeemed	(4,263)	(17,126)	(11,670)	(2,113)	(8,306)

Units, end of period	36,464	37,304	51,202	24,906	16,548

Unit value, end of period $	16.73	14.79	11.23	18.50	17.78
Assets, end of period $	610,130	551,908	574,837	460,770	294,245
Investment income ratio*	1.15%	0.87%	1.56%	1.72%	0.86%
Total return, lowest to highest**	13.10%	31.78%	(39.32%)	4.04%	14.51%

	Sub-Account
	Global Bond Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	14,823	16,578	8,011	5,545	—
Units issued	9,135	24,214	9,818	3,005	5,572
Units redeemed	(1,546)	(25,969)	(1,251)	(539)	(27)

Units, end of period	22,412	14,823	16,578	8,011	5,545

Unit value, end of period $	27.24	24.68	21.38	22.37	20.41
Assets, end of period $	610,575	365,776	354,462	179,201	113,181
Investment income ratio*	4.16%	9.15%	0.41%	7.93%	0.00%
Total return, lowest to highest**	10.40%	13.91% to 15.41%	(10.44%) to (1.77%)	7.85% to 9.61%	1.63% to 5.27%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	14,975	21,752	22,161	19,361	16,616
Units issued	1,011	1,141	3,522	4,338	4,861
Units redeemed	(1,470)	(7,918)	(3,931)	(1,538)	(2,116)

Units, end of period	14,516	14,975	21,752	22,161	19,361

Unit value, end of period $	19.09	17.31	15.00	15.70	14.32
Assets, end of period $	277,123	259,180	326,232	347,952	277,265
Investment income ratio*	3.58%	12.39%	0.57%	7.50%	0.00%
Total return, lowest to highest**	10.30%	15.39%	(4.48%)	9.64%	5.26%

	Sub-Account
	Global Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	4,180	6,917	4,197	2,705	—
Units issued	1,799	1,715	3,152	1,807	4,115
Units redeemed	(413)	(4,452)	(432)	(315)	(1,410)

Units, end of period	5,566	4,180	6,917	4,197	2,705

Unit value, end of period $	11.79	10.94	8.32	13.75	13.57
Assets, end of period $	65,634	45,718	57,546	57,695	36,705
Investment income ratio*	1.91%	1.68%	2.48%	2.20%	0.00%
Total return, lowest to highest**	7.82%	25.95% to 34.80%	(39.49%) to (23.39%)	(1.71%) to 1.32%	12.88% to 20.42%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Global Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	49,303	14,977	13,022	15,633	13,660
Units issued	13,256	43,211	2,650	1,996	3,448
Units redeemed	(1,439)	(8,885)	(695)	(4,607)	(1,475)

Units, end of period	61,120	49,303	14,977	13,022	15,633

Unit value, end of period $	12.93	12.00	9.13	15.11	14.91
Assets, end of period $	790,323	591,609	136,814	196,783	233,132
Investment income ratio*	1.65%	4.69%	2.29%	2.27%	1.20%
Total return, lowest to highest**	7.76%	31.36%	(39.55%)	1.34%	20.32%

	Sub-Account
	Health Sciences Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	23,192	5,783	2,773	1,264	—
Units issued	3,034	20,674	5,272	2,035	1,285
Units redeemed	(20,036)	(3,265)	(2,262)	(526)	(21)

Units, end of period	6,190	23,192	5,783	2,773	1,264

Unit value, end of period $	18.48	15.96	12.11	17.26	14.66
Assets, end of period $	114,424	370,136	70,006	47,855	18,523
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	15.81%	29.89% to 34.30%	(29.86%) to (21.80%)	11.46% to 17.73%	8.44% to 13.10%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Health Sciences Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	7,371	11,054	11,458	10,045	7,865
Units issued	408	685	1,181	1,818	2,638
Units redeemed	(418)	(4,368)	(1,585)	(405)	(458)

Units, end of period	7,361	7,371	11,054	11,458	10,045

Unit value, end of period $	23.76	20.54	15.58	22.23	18.89
Assets, end of period $	174,926	151,406	172,259	254,704	189,754
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	15.70%	31.81%	(29.90%)	17.67%	8.37%

	Sub-Account
	High Yield Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	20,085	25,611	16,740	10,763	—
Units issued	24,650	38,737	11,169	8,735	10,771
Units redeemed	(5,985)	(44,263)	(2,298)	(2,758)	(8)

Units, end of period	38,750	20,085	25,611	16,740	10,763

Unit value, end of period $	16.15	14.20	9.19	13.03	12.82
Assets, end of period $	625,808	285,178	235,348	218,136	138,004
Investment income ratio*	56.47%	11.12%	11.61%	13.38%	0.00%
Total return, lowest to highest**	13.75%	31.02% to 54.51%	(29.78%) to (24.36%)	1.64% to 3.36%	7.71% to 10.48%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	High Yield Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	9,668	10,542	11,356	10,385	10,591
Units issued	2,428	1,151	936	1,736	1,881
Units redeemed	(883)	(2,025)	(1,750)	(765)	(2,087)

Units, end of period	11,213	9,668	10,542	11,356	10,385

Unit value, end of period $	17.11	15.04	9.73	13.81	13.59
Assets, end of period $	192,003	145,523	102,692	156,937	141,218
Investment income ratio*	44.62%	11.71%	9.17%	13.17%	6.77%
Total return, lowest to highest**	13.78%	54.51%	(29.51%)	1.62%	10.35%

	Sub-Account
	International Core Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (o)
Units, beginning of period	26,018	15,838	8,229	17	—
Units issued	24,641	31,640	10,546	14,581	18
Units redeemed	(11,601)	(21,460)	(2,937)	(6,369)	(1)

Units, end of period	39,058	26,018	15,838	8,229	17

Unit value, end of period $	13.22	12.05	10.16	16.55	14.84
Assets, end of period $	516,316	313,626	160,941	136,150	243
Investment income ratio*	2.23%	2.54%	6.00%	2.85%	0.00%
Total return, lowest to highest**	9.67%	18.62% to 22.55%	(38.58%) to (22.22%)	3.06% to 11.46%	12.48% to 24.81%

(o)	Fund renamed on May 1, 2006. Previously known as International Stock Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Core Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (j)
Units, beginning of period	9,009	7,100	6,950	9,008	6,260
Units issued	525	3,877	950	616	3,307
Units redeemed	(1,599)	(1,968)	(800)	(2,674)	(559)

Units, end of period	7,935	9,009	7,100	6,950	9,008

Unit value, end of period $	12.47	11.38	9.59	15.63	14.02
Assets, end of period $	98,921	102,502	68,092	108,588	126,337
Investment income ratio*	1.84%	2.63%	5.34%	1.97%	0.57%
Total return, lowest to highest**	9.58%	18.64%	(38.62%)	11.42%	24.77%

(j)	Fund renamed on May 1, 2006. Previously known as International Stock Trust.

Sub-Account
International Equity Index Trust A Series 0
Year Ended Dec. 31/10 (k)
Units, beginning of period	—
Units issued	41,093
Units redeemed	(3,588)

Units, end of period	37,505

Unit value, end of period $	11.08
Assets, end of period $	415,431
Investment income ratio*	2.37%
Total return, lowest to highest**	10.76%

(k)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Equity Index Trust A Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	4,119	5,833	4,570	6,380	5,918
Units issued	11,597	333	1,480	2,071	1,015
Units redeemed	(760)	(2,047)	(217)	(3,881)	(553)

Units, end of period	14,956	4,119	5,833	4,570	6,380

Unit value, end of period $	21.19	19.11	13.87	25.00	21.66
Assets, end of period $	316,976	78,753	80,892	114,279	138,207
Investment income ratio*	2.86%	12.56%	2.43%	3.92%	0.76%
Total return, lowest to highest**	10.87%	37.85%	(44.54%)	15.42%	25.48%

	Sub-Account
	International Equity Index Trust B Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	23,162	5,553	3,143	683	—
Units issued	17,369	18,556	3,847	2,948	2,503
Units redeemed	(2,417)	(947)	(1,437)	(488)	(1,820)

Units, end of period	38,114	23,162	5,553	3,143	683

Unit value, end of period $	41.02	36.81	26.52	47.69	41.18
Assets, end of period $	1,563,604	852,707	147,285	149,880	28,112
Investment income ratio*	2.96%	6.68%	3.57%	5.34%	0.00%
Total return, lowest to highest**	11.43%	27.56% to 43.56%	(44.38%) to (27.72%)	6.22% to 15.82%	15.34% to 27.11%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Opportunities Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	27,134	19,228	12,088	7,441	—
Units issued	96,722	43,729	8,867	6,627	7,463
Units redeemed	(6,326)	(35,823)	(1,727)	(1,980)	(22)

Units, end of period	117,530	27,134	19,228	12,088	7,441

Unit value, end of period $	14.33	12.59	9.16	18.51	15.41
Assets, end of period $	1,683,669	341,713	176,120	223,721	114,679
Investment income ratio*	2.76%	1.74%	1.71%	1.79%	0.00%
Total return, lowest to highest**	13.75%	21.08% to 41.09%	(50.51%) to (34.21%)	14.07% to 20.10%	13.70% to 23.96%

(n)	Fund available in prior year but no activity.

	Sub-Account
	International Opportunities Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	7,959	7,947	7,946	1,532	547
Units issued	1,306	1,616	765	7,316	1,113
Units redeemed	(231)	(1,604)	(764)	(902)	(128)

Units, end of period	9,034	7,959	7,947	7,946	1,532

Unit value, end of period $	17.84	15.71	11.42	23.10	19.23
Assets, end of period $	161,165	125,013	90,752	183,534	29,465
Investment income ratio*	1.57%	1.06%	1.32%	1.83%	0.47%
Total return, lowest to highest**	13.58%	37.55%	(50.56%)	20.10%	23.84%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Small Company Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ax)
Units, beginning of period	24,956	—
Units issued	8,832	26,279
Units redeemed	(4,945)	(1,323)

Units, end of period	28,843	24,956

Unit value, end of period $	12.07	9.84
Assets, end of period $	348,068	245,594
Investment income ratio*	2.90%	0.79%
Total return, lowest to highest**	22.62%	(1.59%)

(ax)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	International Small Company Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ax)
Units, beginning of period	6,159	—
Units issued	392	6,197
Units redeemed	(570)	(38)

Units, end of period	5,981	6,159

Unit value, end of period $	12.06	9.83
Assets, end of period $	72,140	60,545
Investment income ratio*	2.80%	0.79%
Total return, lowest to highest**	22.70%	(1.70%)

(ax)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	International Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	30,587	9,516	6,077	2,492	—
Units issued	66,946	22,519	5,367	6,247	3,776
Units redeemed	(35,863)	(1,448)	(1,928)	(2,662)	(1,284)

Units, end of period	61,670	30,587	9,516	6,077	2,492

Unit value, end of period $	13.43	12.43	9.15	15.95	14.55
Assets, end of period $	828,160	380,313	87,033	96,901	36,267
Investment income ratio*	2.42%	3.06%	4.57%	4.31%	1.61%
Total return, lowest to highest**	8.00%	26.96% to 39.98%	(42.64%) to (26.82%)	5.24% to 9.61%	17.67% to 29.61%

(n)	Fund available in prior year but no activity.

	Sub-Account
	International Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	34,764	14,922	17,675	18,705	14,042
Units issued	9,213	26,779	1,949	3,518	6,436
Units redeemed	(1,619)	(6,937)	(4,702)	(4,548)	(1,773)

Units, end of period	42,358	34,764	14,922	17,675	18,705

Unit value, end of period $	20.86	19.32	14.23	24.81	22.65
Assets, end of period $	883,441	671,440	212,254	438,521	423,740
Investment income ratio*	2.07%	5.37%	3.32%	4.27%	1.63%
Total return, lowest to highest**	7.98%	35.77%	(42.66%)	9.52%	29.60%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Investment Quality Bond Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	18,767	16,199	1,192	1,070	—
Units issued	8,263	3,085	15,322	334	9,465
Units redeemed	(2,640)	(517)	(315)	(212)	(8,395)

Units, end of period	24,390	18,767	16,199	1,192	1,070

Unit value, end of period $	13.26	12.33	10.97	11.15	10.50
Assets, end of period $	323,517	231,488	177,718	13,287	11,233
Investment income ratio*	5.97%	5.26%	14.51%	9.33%	0.07%
Total return, lowest to highest**	7.54%	9.70% to 12.43%	(3.10%) to 0.35%	4.83% to 6.23%	3.64% to 4.76%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Investment Quality Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	15,281	20,496	27,112	26,647	25,320
Units issued	379	594	898	2,980	4,806
Units redeemed	(2,201)	(5,809)	(7,514)	(2,515)	(3,479)

Units, end of period	13,459	15,281	20,496	27,112	26,647

Unit value, end of period $	19.18	17.85	15.87	16.14	15.20
Assets, end of period $	258,119	272,726	325,300	437,622	404,971
Investment income ratio*	4.99%	4.69%	5.64%	9.08%	6.08%
Total return, lowest to highest**	7.46%	12.45%	(1.68%)	6.21%	3.57%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Growth Trust
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ba)	Year Ended Dec. 31/08 (n)
Units, beginning of period	237	101	—
Units issued	417	189	114
Units redeemed	(78)	(53)	(13)

Units, end of period	576	237	101

Unit value, end of period $	28.27	22.97	16.72
Assets, end of period $	16,291	5,454	1,684
Investment income ratio*	0.31%	0.82%	0.00%
Total return, lowest to highest**	23.06%	24.69% to 41.05%	(48.97%) to (29.61%)

(ba)	Fund renamed on November 16, 2009. Previously known as Turner Core Growth Trust.
(n)	Fund available in prior year but no activity.

	Sub-Account
	Large Cap Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	33,057	1,560	103	—	—
Units issued	10,840	31,930	2,182	127	3
Units redeemed	(30,840)	(433)	(725)	(24)	(3)

Units, end of period	13,057	33,057	1,560	103	—

Unit value, end of period $	11.69	10.27	7.84	12.96	12.77
Assets, end of period $	152,624	339,416	12,232	1,339	10
Investment income ratio*	0.61%	7.76%	4.26%	1.88%	0.00%
Total return, lowest to highest**	13.84%	26.52% to 35.15%	(39.55%) to (28.84%)	(1.46%) to 1.53%	13.60% to 14.38%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	6,462	8,825	12,299	1,132	198
Units issued	393	858	1,476	12,344	960
Units redeemed	(735)	(3,221)	(4,950)	(1,177)	(26)

Units, end of period	6,120	6,462	8,825	12,299	1,132

Unit value, end of period $	14.58	12.81	9.79	16.19	15.97
Assets, end of period $	89,182	82,792	86,413	199,133	18,073
Investment income ratio*	1.08%	1.89%	1.15%	0.92%	0.14%
Total return, lowest to highest**	13.75%	30.85%	(39.52%)	1.40%	14.36%

	Sub-Account
	Large Cap Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	32,274	48,590	29,054	18,023	—
Units issued	21,286	65,591	26,674	16,231	19,377
Units redeemed	(11,564)	(81,907)	(7,138)	(5,200)	(1,354)

Units, end of period	41,996	32,274	48,590	29,054	18,023

Unit value, end of period $	10.95	9.96	9.00	14.03	13.43
Assets, end of period $	459,923	321,413	437,140	407,689	242,139
Investment income ratio*	1.48%	1.51%	1.99%	1.19%	0.19%
Total return, lowest to highest**	9.97%	10.68% to 17.03%	(35.89%) to (22.82%)	0.67% to 4.45%	11.34% to 16.03%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Large Cap Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	16,119	16,057	7,285	9,737	3,943
Units issued	2,754	7,133	10,527	1,449	6,387
Units redeemed	(7,193)	(7,071)	(1,755)	(3,901)	(593)

Units, end of period	11,680	16,119	16,057	7,285	9,737

Unit value, end of period $	21.17	19.26	17.41	27.16	26.02
Assets, end of period $	247,235	310,427	279,502	197,865	253,348
Investment income ratio*	1.19%	1.65%	1.98%	0.89%	0.38%
Total return, lowest to highest**	9.91%	10.63%	(35.91%)	4.38%	15.94%

	Sub-Account
	Lifestyle Aggressive Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (q)
Units, beginning of period	802,573	573,191	102,974	14,198	—
Units issued	82,576	288,873	503,960	108,697	15,635
Units redeemed	(380,837)	(59,491)	(33,743)	(19,921)	(1,437)

Units, end of period	504,312	802,573	573,191	102,974	14,198

Unit value, end of period $	13.29	11.41	8.41	14.50	13.34
Assets, end of period $	6,703,568	9,157,825	4,820,115	1,492,978	189,453
Investment income ratio*	1.57%	1.28%	3.05%	8.15%	0.03%
Total return, lowest to highest**	16.50%	26.59% to 40.08%	(42.00%) to (28.35%)	2.48% to 8.66%	10.16% to 15.48%

(q)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Aggressive Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (y)
Units, beginning of period	22,149	23,308	13,259	14,854	5,780
Units issued	4,231	8,806	11,462	6,576	9,617
Units redeemed	(2,999)	(9,965)	(1,413)	(8,171)	(543)

Units, end of period	23,381	22,149	23,308	13,259	14,854

Unit value, end of period $	14.58	12.52	9.23	15.91	14.66
Assets, end of period $	340,892	277,321	215,166	210,999	217,765
Investment income ratio*	1.99%	0.94%	2.40%	8.45%	4.98%
Total return, lowest to highest**	16.45%	35.62%	(41.99%)	8.56%	15.45%

(y)	Fund renamed on May 1, 2006. Previously known as Lifestyle Aggressive 1000 Trust.

	Sub-Account
	Lifestyle Balanced Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (r)
Units, beginning of period	837,827	570,851	387,319	137,786	—
Units issued	550,331	384,712	504,994	289,926	143,814
Units redeemed	(86,803)	(117,736)	(321,462)	(40,393)	(6,028)

Units, end of period	1,301,355	837,827	570,851	387,319	137,786

Unit value, end of period $	13.25	11.85	9.06	13.19	12.37
Assets, end of period $	17,243,464	9,931,974	5,169,712	5,107,767	1,704,547
Investment income ratio*	3.50%	5.27%	5.03%	9.46%	0.66%
Total return, lowest to highest**	11.78%	21.41% to 31.35%	(31.33%) to (21.25%)	3.29% to 6.60%	9.80% to 12.80%

(r)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Balanced Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (z)
Units, beginning of period	256,294	253,510	262,330	267,166	262,131
Units issued	2,992	23,124	2,773	2,509	12,412
Units redeemed	(10,280)	(20,340)	(11,593)	(7,345)	(7,377)

Units, end of period	249,006	256,294	253,510	262,330	267,166

Unit value, end of period $	17.68	15.82	12.10	17.61	16.54
Assets, end of period $	4,400,961	4,053,664	3,066,613	4,618,822	4,418,080
Investment income ratio*	2.78%	4.49%	3.32%	7.59%	5.33%
Total return, lowest to highest**	11.75%	30.76%	(31.30%)	6.47%	12.73%

(z)	Fund renamed on May 1, 2006. Previously known as Lifestyle Balanced 640 Trust.

	Sub-Account
	Lifestyle Conservative Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (s)
Units, beginning of period	54,770	11,323	6,340	5,018	—
Units issued	63,991	63,564	6,745	11,135	5,107
Units redeemed	(7,747)	(20,117)	(1,762)	(9,813)	(89)

Units, end of period	111,014	54,770	11,323	6,340	5,018

Unit value, end of period $	13.27	12.15	9.99	11.81	11.21
Assets, end of period $	1,473,461	665,378	113,099	74,882	56,248
Investment income ratio*	3.98%	9.89%	5.53%	10.77%	1.34%
Total return, lowest to highest**	9.25%	15.08% to 21.63%	(16.40%) to (10.74%)	4.04% to 5.35%	7.10% to 8.44%

(s)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Conservative Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (b)
Units, beginning of period	5,335	24,145	24,166	21,148	20,917
Units issued	763	894	1,006	5,725	8,111
Units redeemed	(357)	(19,704)	(1,027)	(2,707)	(7,880)

Units, end of period	5,741	5,335	24,145	24,166	21,148

Unit value, end of period $	18.71	17.14	14.09	16.68	15.83
Assets, end of period $	107,368	91,438	340,083	403,143	334,795
Investment income ratio*	2.91%	2.55%	4.40%	7.91%	4.36%
Total return, lowest to highest**	9.13%	21.71%	(15.56%)	5.37%	8.43%

(b)	Fund renamed on May 1, 2006. Previously known as Lifestyle Conservative 280 Trust.

	Sub-Account
	Lifestyle Growth Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (t)
Units, beginning of period	1,270,440	897,691	525,334	204,103	—
Units issued	566,038	479,069	459,672	384,810	215,296
Units redeemed	(462,308)	(106,320)	(87,315)	(63,579)	(11,193)

Units, end of period	1,374,170	1,270,440	897,691	525,334	204,103

Unit value, end of period $	13.16	11.64	8.73	13.76	12.79
Assets, end of period $	18,083,931	14,788,574	7,838,028	7,227,113	2,610,838
Investment income ratio*	2.84%	4.01%	3.35%	8.66%	0.48%
Total return, lowest to highest**	13.04%	23.39% to 35.36%	(36.54%) to (24.41%)	3.01% to 7.55%	9.70% to 13.58%

(t)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Growth Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (c)
Units, beginning of period	100,138	100,452	108,928	117,981	82,918
Units issued	6,832	8,782	22,074	12,615	36,718
Units redeemed	(5,293)	(9,096)	(30,550)	(21,668)	(1,655)

Units, end of period	101,677	100,138	100,452	108,928	117,981

Unit value, end of period $	16.00	14.16	10.62	16.75	15.58
Assets, end of period $	1,626,663	1,417,539	1,066,797	1,824,691	1,838,058
Investment income ratio*	2.47%	3.40%	2.45%	7.43%	5.50%
Total return, lowest to highest**	13.02%	33.31%	(36.60%)	7.53%	13.50%

(c)	Fund renamed on May 1, 2006. Previously known as Lifestyle Growth 820 Trust.

	Sub-Account
	Lifestyle Moderate Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (u)
Units, beginning of period	79,197	64,876	44,829	8,892	—
Units issued	88,997	47,142	29,124	45,475	9,210
Units redeemed	(14,230)	(32,821)	(9,077)	(9,538)	(318)

Units, end of period	153,964	79,197	64,876	44,829	8,892

Unit value, end of period $	13.17	11.90	9.35	12.33	11.71
Assets, end of period $	2,027,303	942,124	606,807	552,888	104,101
Investment income ratio*	3.87%	6.04%	4.55%	8.62%	0.82%
Total return, lowest to highest**	10.69%	19.31% to 27.32%	(24.16%) to (16.44%)	3.32% to 5.34%	8.31% to 10.49%

(u)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust. Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Lifestyle Moderate Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (d)
Units, beginning of period	51,867	42,377	42,145	41,866	41,768
Units issued	1,001	10,587	1,138	1,114	1,240
Units redeemed	(951)	(1,097)	(906)	(835)	(1,142)

Units, end of period	51,917	51,867	42,377	42,145	41,866

Unit value, end of period $	17.80	16.10	12.65	16.70	15.86
Assets, end of period $	924,144	835,131	536,162	703,757	663,962
Investment income ratio*	2.72%	5.08%	4.10%	7.68%	4.62%
Total return, lowest to highest**	10.55%	27.26%	(24.23%)	5.29%	10.42%

(d)	Fund renamed on May 1, 2006. Previously known as Lifestyle Moderate 460 Trust.

	Sub-Account
	Mid Cap Index Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	11,782	41,283	30,551	23,644	—
Units issued	107,379	78,745	14,028	8,151	26,995
Units redeemed	(3,511)	(108,246)	(3,296)	(1,244)	(3,351)

Units, end of period	115,650	11,782	41,283	30,551	23,644

Unit value, end of period $	16.48	13.07	9.56	15.02	13.97
Assets, end of period $	1,905,779	154,005	394,657	458,910	330,235
Investment income ratio*	2.22%	0.64%	1.19%	1.53%	0.00%
Total return, lowest to highest**	26.06%	29.11% to 42.62%	(36.99%) to (29.45%)	0.35% to 7.55%	5.84% to 9.74%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Index Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	10,178	12,269	6,042	5,958	6,882
Units issued	562	994	6,691	1,073	1,137
Units redeemed	(1,201)	(3,085)	(464)	(989)	(2,061)

Units, end of period	9,539	10,178	12,269	6,042	5,958

Unit value, end of period $	25.19	20.00	14.62	22.99	21.39
Assets, end of period $	240,331	203,541	179,393	138,936	127,416
Investment income ratio*	1.05%	1.04%	1.04%	1.35%	0.60%
Total return, lowest to highest**	25.98%	36.76%	(36.41%)	7.51%	9.72%

	Sub-Account
	Mid Cap Stock Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	12,510	9,511	7,246	1,424	—
Units issued	4,725	7,805	5,939	9,966	2,052
Units redeemed	(4,564)	(4,806)	(3,674)	(4,144)	(628)

Units, end of period	12,671	12,510	9,511	7,246	1,424

Unit value, end of period $	44.84	36.43	27.71	49.27	39.87
Assets, end of period $	568,179	455,808	263,601	357,025	56,755
Investment income ratio*	0.00%	0.00%	0.00%	0.01%	0.00%
Total return, lowest to highest**	23.07%	29.99% to 34.85%	(43.75%) to (29.90%)	10.93% to 23.59%	8.69% to 13.66%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Cap Stock Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	15,055	18,269	14,523	16,298	16,350
Units issued	1,118	1,670	4,794	1,154	3,063
Units redeemed	(2,322)	(4,884)	(1,048)	(2,929)	(3,115)

Units, end of period	13,851	15,055	18,269	14,523	16,298

Unit value, end of period $	20.65	16.78	12.77	22.72	18.38
Assets, end of period $	286,016	252,575	233,356	329,876	299,587
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	23.08%	31.35%	(43.76%)	23.57%	13.55%

	Sub-Account
	Mid Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	22,660	11,409	10,814	159	—
Units issued	55,069	24,863	5,694	24,095	186
Units redeemed	(9,301)	(13,612)	(5,099)	(13,440)	(27)

Units, end of period	68,428	22,660	11,409	10,814	159

Unit value, end of period $	24.10	20.74	14.18	21.71	21.60
Assets, end of period $	1,648,879	470,071	161,810	234,778	3,438
Investment income ratio*	3.34%	0.73%	1.29%	2.77%	0.00%
Total return, lowest to highest**	16.16%	32.28% to 49.15%	(34.67%) to (26.96%)	(3.42%) to 0.51%	14.99% to 20.34%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Mid Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (n)
Units, beginning of period	15,456	—
Units issued	1,467	16,343
Units redeemed	(2,455)	(887)

Units, end of period	14,468	15,456

Unit value, end of period $	15.73	13.54
Assets, end of period $	227,611	209,332
Investment income ratio*	2.07%	0.49%
Total return, lowest to highest**	16.15%	35.44%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Money Market Trust B Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	359,102	362,321	158,313	51,888	—
Units issued	550,328	719,950	834,050	474,481	570,396
Units redeemed	(438,942)	(723,169)	(630,042)	(368,056)	(518,508)

Units, end of period	470,488	359,102	362,321	158,313	51,888

Unit value, end of period $	17.35	17.34	17.26	16.90	16.12
Assets, end of period $	8,162,330	6,227,080	6,253,211	2,675,752	836,632
Investment income ratio*	0.04%	0.48%	1.99%	4.62%	3.67%
Total return, lowest to highest**	0.03%	0.20% to 0.47%	0.40% to 2.12%	1.92% to 4.82%	3.05% to 4.70%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Money Market Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	129,525	128,986	115,689	160,059	280,201
Units issued	11,284	51,332	48,006	45,130	72,876
Units redeemed	(33,811)	(50,793)	(34,709)	(89,500)	(193,018)

Units, end of period	106,998	129,525	128,986	115,689	160,059

Unit value, end of period $	13.45	13.45	13.42	13.19	12.61
Assets, end of period $	1,438,933	1,741,838	1,731,142	1,525,766	2,018,882
Investment income ratio*	0.00%	0.20%	1.73%	4.47%	4.35%
Total return, lowest to highest**	0.00%	0.19%	1.78%	4.54%	4.45%

	Sub-Account
	Natural Resources Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	81,225	24,905	11,126	1,753	—
Units issued	47,755	62,686	17,098	12,445	2,899
Units redeemed	(12,335)	(6,366)	(3,319)	(3,072)	(1,146)

Units, end of period	116,645	81,225	24,905	11,126	1,753

Unit value, end of period $	21.16	18.36	11.53	23.82	16.92
Assets, end of period $	2,468,009	1,491,187	287,155	265,055	29,662
Investment income ratio*	0.89%	1.30%	0.87%	1.25%	0.46%
Total return, lowest to highest**	15.25%	28.14% to 59.35%	(57.17%) to (41.22%)	18.70% to 40.81%	9.31% to 22.32%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Natural Resources Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	4,332	3,577	4,558	4,728	3,679
Units issued	220	1,346	786	1,245	3,138
Units redeemed	(240)	(591)	(1,767)	(1,415)	(2,089)

Units, end of period	4,312	4,332	3,577	4,558	4,728

Unit value, end of period $	50.15	43.52	27.34	56.50	40.16
Assets, end of period $	216,262	188,565	97,811	257,560	189,869
Investment income ratio*	0.66%	1.14%	0.56%	1.24%	0.43%
Total return, lowest to highest**	15.21%	59.19%	(51.61%)	40.67%	22.29%

	Sub-Account
	Optimized All Cap Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aj)	Year Ended Dec. 31/07 (n)
Units, beginning of period	7,099	6,594	722	—
Units issued	4,103	3,624	7,169	768
Units redeemed	(1,884)	(3,119)	(1,297)	(46)

Units, end of period	9,318	7,099	6,594	722

Unit value, end of period $	11.98	10.02	7.81	13.73
Assets, end of period $	111,639	71,151	51,490	9,907
Investment income ratio*	1.35%	1.44%	1.40%	3.14%
Total return, lowest to highest**	19.55%	26.61% to 31.86%	(43.12%) to (28.05%)	(0.84%) to 3.82%

(aj)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.
(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Optimized All Cap Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (aj)	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	67	218	2,069	1,665	1,203
Units issued	119	723	623	499	571
Units redeemed	(120)	(874)	(2,474)	(95)	(109)

Units, end of period	66	67	218	2,069	1,665

Unit value, end of period $	20.22	16.91	13.19	23.21	22.36
Assets, end of period $	1,320	1,127	2,873	48,008	37,245
Investment income ratio*	1.11%	0.28%	0.15%	1.29%	1.14%
Total return, lowest to highest**	19.55%	28.27%	(43.18%)	3.79%	15.17%

(aj)	Fund renamed on April 28, 2008. Previously known as Quantitative All Cap Trust.

	Sub-Account
	Optimized Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (ak)	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	711	635	645	383	—
Units issued	458	118	24	281	383
Units redeemed	(62)	(42)	(34)	(19)	—

Units, end of period	1,107	711	635	645	383

Unit value, end of period $	10.74	9.46	7.60	12.91	13.61
Assets, end of period $	11,885	6,727	4,826	8,331	5,208
Investment income ratio*	2.55%	2.26%	2.63%	2.26%	0.00%
Total return, lowest to highest**	13.51%	22.60% to 28.80%	(41.15%) to (27.37%)	(5.53%) to (5.17%)	17.56% to 21.36%

(ak)	Fund renamed on April 28, 2008. Previously known as Quantitative Value Trust.
(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Overseas Equity Trust Series 0
	Year Ended Dec. 31/10 (w)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	37,582	20,581	2,808	317	—
Units issued	651	18,320	18,159	2,849	318
Units redeemed	(38,233)	(1,319)	(386)	(358)	(1)

Units, end of period	—	37,582	20,581	2,808	317

Unit value, end of period $	16.09	16.25	12.42	21.43	19.04
Assets, end of period $	—	610,625	255,603	60,183	6,048
Investment income ratio*	0.64%	3.50%	5.36%	2.45%	0.00%
Total return, lowest to highest**	(0.99%)	25.12% to 36.54%	(42.05%) to (24.67%)	5.73% to 12.53%	11.40% to 19.76%

(w)	Terminated as an investment option and funds transferred to International Value Trust on May 3, 2010.
(n)	Fund available in prior year but no activity.

	Sub-Account
	Pacific Rim Trust Series 0
	Year Ended Dec. 31/10 (x)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	28,726	8,092	3,261	483	—
Units issued	2,685	22,458	6,599	3,013	2,161
Units redeemed	(31,411)	(1,824)	(1,768)	(235)	(1,678)

Units, end of period	—	28,726	8,092	3,261	483

Unit value, end of period $	12.50	12.23	9.25	15.40	14.10
Assets, end of period $	—	351,260	74,861	50,215	6,815
Investment income ratio*	0.46%	1.44%	2.40%	2.01%	0.00%
Total return, lowest to highest**	2.19%	23.44% to 40.09%	(39.92%) to (19.85%)	(0.46%) to 9.19%	2.51% to 11.22%

(x)	Terminated as an investment option and funds transferred to International Equity Index Trust A on May 3, 2010.
(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Pacific Rim Trust Series 1
	Year Ended Dec. 31/10 (x)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	11,480	11,260	10,448	10,683	5,783
Units issued	95	1,511	1,440	1,100	5,280
Units redeemed	(11,575)	(1,291)	(628)	(1,335)	(380)

Units, end of period	—	11,480	11,260	10,448	10,683

Unit value, end of period $	17.29	16.94	12.80	21.34	19.55
Assets, end of period $	—	194,452	144,135	222,935	208,854
Investment income ratio*	0.43%	1.09%	1.82%	1.78%	0.83%
Total return, lowest to highest**	2.11%	32.32%	(40.01%)	9.14%	11.05%

(x)	Terminated as an investment option and funds transferred to International Equity Index Trust A on May 3, 2010.

	Sub-Account
	Real Estate Securities Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	8,690	5,802	4,791	1,852	—
Units issued	9,377	11,654	3,051	7,190	2,804
Units redeemed	(1,697)	(8,766)	(2,040)	(4,251)	(952)

Units, end of period	16,370	8,690	5,802	4,791	1,852

Unit value, end of period $	82.05	63.50	48.75	80.44	95.27
Assets, end of period $	1,343,174	551,907	282,887	385,417	176,507
Investment income ratio*	2.45%	4.29%	3.65%	2.97%	0.50%
Total return, lowest to highest**	29.20%	30.26% to 54.31%	(44.69%) to (36.94%)	(15.56%) to (1.55%)	30.03% to 38.17%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Estate Securities Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	12,592	12,704	13,087	13,329	13,302
Units issued	1,169	1,781	1,287	572	1,344
Units redeemed	(663)	(1,893)	(1,670)	(814)	(1,317)

Units, end of period	13,098	12,592	12,704	13,087	13,329

Unit value, end of period $	29.70	22.99	17.66	29.15	34.54
Assets, end of period $	388,985	289,444	224,331	381,484	460,421
Investment income ratio*	1.96%	3.53%	3.39%	2.60%	1.76%
Total return, lowest to highest**	29.19%	30.17%	(39.42%)	(15.61%)	38.10%

	Sub-Account
	Real Return Bond Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	32,641	24,234	13,462	5,831	—
Units issued	16,387	19,828	16,306	19,254	5,831
Units redeemed	(6,762)	(11,421)	(5,534)	(11,623)	—

Units, end of period	42,266	32,641	24,234	13,462	5,831

Unit value, end of period $	12.85	11.81	9.88	11.14	10.01
Assets, end of period $	543,299	385,612	239,506	149,991	58,338
Investment income ratio*	12.47%	9.40%	0.52%	8.03%	0.00%
Total return, lowest to highest**	8.82%	10.55% to 19.54%	(14.76%) to (11.30%)	8.41% to 11.36%	0.43% to 1.65%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Real Return Bond Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	1,761	1,497	682	720	506
Units issued	171	398	893	41	257
Units redeemed	(107)	(134)	(78)	(79)	(43)

Units, end of period	1,825	1,761	1,497	682	720

Unit value, end of period $	18.70	17.18	14.38	16.21	14.56
Assets, end of period $	34,110	30,248	21,529	11,060	10,499
Investment income ratio*	11.63%	9.20%	0.37%	6.68%	2.40%
Total return, lowest to highest**	8.83%	19.47%	(11.28%)	11.33%	0.39%

	Sub-Account
	Science & Technology Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	19,639	18,978	12,832	9,436	—
Units issued	7,393	42,811	7,667	3,990	9,471
Units redeemed	(13,179)	(42,150)	(1,521)	(594)	(35)

Units, end of period	13,853	19,639	18,978	12,832	9,436

Unit value, end of period $	16.24	13.02	7.91	14.24	11.90
Assets, end of period $	224,965	255,779	150,194	182,724	112,341
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	24.69%	35.42% to 64.57%	(44.42%) to (29.01%)	6.67% to 19.62%	5.60% to 8.36%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Science & Technology Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	27,933	31,760	46,958	43,417	31,228
Units issued	3,473	6,540	6,405	6,304	22,753
Units redeemed	(3,450)	(10,367)	(21,603)	(2,763)	(10,564)

Units, end of period	27,956	27,933	31,760	46,958	43,417

Unit value, end of period $	9.75	7.82	4.76	8.56	7.16
Assets, end of period $	272,650	218,621	151,121	402,166	311,002
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	24.62%	64.48%	(44.44%)	19.57%	5.52%

	Sub-Account
	Short-Term Bond Trust Series 0
	Year Ended Dec. 31/10 (aa)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	4,914	1,484	917	198	—
Units issued	956	4,217	21,424	803	198
Units redeemed	(5,870)	(787)	(20,857)	(84)	—

Units, end of period	—	4,914	1,484	917	198

Unit value, end of period $	19.20 to 19.20	18.41 to 18.41	15.45	19.05	18.45
Assets, end of period $	—	90,487	22,919	17,469	3,643
Investment income ratio*	2.04%	6.66%	5.38%	10.66%	0.00%
Total return, lowest to highest**	4.27%	12.39% to 19.21%	(18.92%) to (15.98%)	1.04% to 3.25%	3.60% to 4.55%

(aa) Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

Sub-Account
Short Term Government Income Trust Series 0
Year Ended Dec. 31/10 (bf)
Units, beginning of period	—
Units issued	83,678
Units redeemed	(9,636)

Units, end of period	74,042

Unit value, end of period $	10.19
Assets, end of period $	754,552
Investment income ratio*	1.52%
Total return, lowest to highest**	1.91%

(bf)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

Sub-Account
Short Term Government Income Trust Series 1
Year Ended Dec. 31/10 (bf)
Units, beginning of period	—
Units issued	43,587
Units redeemed	(3,231)

Units, end of period	40,356

Unit value, end of period $	10.19
Assets, end of period $	411,062
Investment income ratio*	1.47%
Total return, lowest to highest**	1.86%

(bf)	Reflects the period from commencement of operations on May 3, 2010 through December 31, 2010.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Growth Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	6,800	13,321	86	47	—
Units issued	1,706	18,171	14,490	87	61
Units redeemed	(1,780)	(24,692)	(1,255)	(48)	(14)

Units, end of period	6,726	6,800	13,321	86	47

Unit value, end of period $	19.45	15.92	11.84	19.59	17.19
Assets, end of period $	130,819	108,283	157,744	1,681	808
Investment income ratio*	0.00%	0.00%	0.00%	0.00%	0.00%
Total return, lowest to highest**	22.14%	33.17% to 40.36%	(39.54%) to (28.06%)	6.76% to 13.98%	5.68% to 13.47%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Small Cap Growth Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08 (al)
Units, beginning of period	1,285	2,148	—
Units issued	161	202	2,171
Units redeemed	(78)	(1,065)	(23)

Units, end of period	1,368	1,285	2,148

Unit value, end of period $	16.43	13.46	10.00
Assets, end of period $	22,471	17,291	21,479
Investment income ratio*	0.00%	0.00%	0.00%
Total return, lowest to highest**	22.08%	34.57%	0.01%

(al)	Reflects the period from commencement of operations on November 10, 2008 through December 31, 2008.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Index Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	20,653	21,026	19,597	8,711	—
Units issued	110,194	42,423	9,438	20,808	11,898
Units redeemed	(8,187)	(42,796)	(8,009)	(9,922)	(3,187)

Units, end of period	122,660	20,653	21,026	19,597	8,711

Unit value, end of period $	16.10	12.74	10.05	15.16	15.48
Assets, end of period $	1,974,975	263,036	211,348	297,118	134,855
Investment income ratio*	0.97%	0.90%	1.50%	2.04%	0.00%
Total return, lowest to highest**	26.43%	26.70% to 35.11%	(33.70%) to (27.53%)	(2.06%) to (1.09%)	9.41% to 17.64%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Small Cap Index Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	6,740	8,191	7,890	7,280	7,525
Units issued	391	846	731	976	2,003
Units redeemed	(1,486)	(2,297)	(430)	(366)	(2,248)

Units, end of period	5,645	6,740	8,191	7,890	7,280

Unit value, end of period $	20.24	16.01	12.65	19.08	19.50
Assets, end of period $	114,197	107,917	103,558	150,486	141,914
Investment income ratio*	0.47%	0.84%	1.35%	1.73%	0.48%
Total return, lowest to highest**	26.36%	26.64%	(33.71%)	(2.16%)	17.62%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Opportunities Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	2,631	15,740	11,393	8,906	—
Units issued	1,481	29,648	5,208	3,518	8,922
Units redeemed	(405)	(42,757)	(861)	(1,031)	(16)

Units, end of period	3,707	2,631	15,740	11,393	8,906

Unit value, end of period $	11.94	9.21	6.87	11.87	12.85
Assets, end of period $	44,272	24,224	108,133	135,255	114,450
Investment income ratio*	0.00%	0.00%	2.84%	2.05%	0.00%
Total return, lowest to highest**	29.71%	27.43% to 41.34%	(42.13%) to (30.64%)	(7.60%) to (6.53%)	4.03% to 10.47%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Small Cap Opportunities Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	4,113	4,444	4,351	3,680	3,110
Units issued	551	649	573	874	806
Units redeemed	(492)	(980)	(480)	(203)	(236)

Units, end of period	4,172	4,113	4,444	4,351	3,680

Unit value, end of period $	24.31	18.74	14.00	24.20	26.20
Assets, end of period $	101,420	77,097	62,219	105,271	96,430
Investment income ratio*	0.00%	0.00%	2.49%	1.93%	0.69%
Total return, lowest to highest**	29.67%	33.87%	(42.13%)	(7.66%)	10.45%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Cap Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	5,129	4,288	1,206	932	—
Units issued	1,484	1,280	3,262	336	934
Units redeemed	(931)	(439)	(180)	(62)	(2)

Units, end of period	5,682	5,129	4,288	1,206	932

Unit value, end of period $	41.32	32.75	25.43	34.40	35.44
Assets, end of period $	234,770	167,996	109,045	41,475	33,041
Investment income ratio*	0.43%	0.76%	1.98%	1.11%	0.00%
Total return, lowest to highest**	26.15%	28.08% to 36.59%	(27.51%) to (21.37%)	(4.00%) to (2.92%)	13.65% to 19.32%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Small Cap Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (g)
Units, beginning of period	2,049	4,102	1,427	—
Units issued	252	1,591	2,750	1,431
Units redeemed	(138)	(3,644)	(75)	(4)

Units, end of period	2,163	2,049	4,102	1,427

Unit value, end of period $	14.72	11.68	9.08	12.28
Assets, end of period $	31,836	23,913	37,219	17,514
Investment income ratio*	0.37%	0.53%	2.16%	0.60%
Total return, lowest to highest**	26.10%	28.65%	(26.07%)	(1.78%)

(g)	Reflects the period from commencement of operations on November 12, 2007 through December 31, 2007.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Small Company Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	14,175	10,204	6,435	1,980	—
Units issued	19,254	5,322	6,732	8,417	3,801
Units redeemed	(11,300)	(1,351)	(2,963)	(3,962)	(1,821)

Units, end of period	22,129	14,175	10,204	6,435	1,980

Unit value, end of period $	15.00	12.36	9.67	13.25	13.41
Assets, end of period $	331,996	175,185	98,665	85,287	26,542
Investment income ratio*	1.51%	0.44%	0.93%	0.15%	0.00%
Total return, lowest to highest**	21.39%	27.82% to 35.35%	(29.59%) to (27.05%)	(2.27%) to (1.14%)	5.55% to 15.50%

(n)	Fund available in prior year but no activity.

	Sub-Account
	Small Company Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	11,776	14,462	20,044	20,450	21,737
Units issued	1,851	2,711	1,355	2,087	2,786
Units redeemed	(1,978)	(5,397)	(6,937)	(2,493)	(4,073)

Units, end of period	11,649	11,776	14,462	20,044	20,450

Unit value, end of period $	26.31	21.68	16.98	23.28	23.56
Assets, end of period $	306,459	255,268	245,536	466,520	481,732
Investment income ratio*	1.46%	0.39%	0.65%	0.15%	0.07%
Total return, lowest to highest**	21.35%	27.69%	(27.05%)	(1.20%)	15.42%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Smaller Company Growth Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ax)
Units, beginning of period	45,193	—
Units issued	2,133	45,380
Units redeemed	(2,638)	(187)

Units, end of period	44,688	45,193

Unit value, end of period $	13.16	10.52
Assets, end of period $	588,313	475,523
Investment income ratio*	0.00%	0.00%
Total return, lowest to highest**	25.12%	5.22%

(ax)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

	Sub-Account
	Smaller Company Growth Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09 (ax)
Units, beginning of period	4,016	—
Units issued	310	4,320
Units redeemed	(1,004)	(304)

Units, end of period	3,322	4,016

Unit value, end of period $	13.16	10.52
Assets, end of period $	43,717	42,261
Investment income ratio*	0.00%	0.00%
Total return, lowest to highest**	25.04%	5.22%

(ax)	Reflects the period from commencement of operations on November 16, 2009 through December 31, 2009.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Strategic Bond Trust Series 0
	Year Ended Dec. 31/10 (ab)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	3,728	4,164	352	226	—
Units issued	2,437	800	5,024	217	244
Units redeemed	(6,165)	(1,236)	(1,212)	(91)	(18)

Units, end of period	—	3,728	4,164	352	226

Unit value, end of period $	12.78	11.39	9.23	10.99	10.99
Assets, end of period $	—	42,460	38,423	3,867	2,487
Investment income ratio*	12.04%	8.38%	11.55%	10.24%	0.00%
Total return, lowest to highest**	12.21%	17.07% to 23.45%	(16.29%) to (9.37%)	0.02% to 2.07%	7.05% to 7.25%

(ab)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.
(n)	Fund available in prior year but no activity.

	Sub-Account
	Strategic Bond Trust Series 1
	Year Ended Dec. 31/10 (ab)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	9,611	18,785	17,984	15,957	17,099
Units issued	1,435	1,450	2,130	3,201	3,827
Units redeemed	(11,046)	(10,624)	(1,329)	(1,174)	(4,969)

Units, end of period	—	9,611	18,785	17,984	15,957

Unit value, end of period $	19.53	17.40	14.10	16.80	16.83
Assets, end of period $	—	167,229	264,832	302,113	268,472
Investment income ratio*	10.38%	6.53%	7.47%	9.44%	6.21%
Total return, lowest to highest**	12.24%	23.41%	(16.08%)	(0.15%)	7.06%

(ab)	Terminated as an investment option and funds transferred to Strategic Income Opportunities Trust on November 8, 2010.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Strategic Income Opportunities Trust Series 0
	Year Ended Dec. 31/10 (be)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	7,408	2,701	1,011	11	—
Units issued	17,686	5,624	1,968	1,436	12
Units redeemed	(2,684)	(917)	(278)	(436)	(1)

Units, end of period	22,410	7,408	2,701	1,011	11

Unit value, end of period $	15.22	13.13	10.36	11.33	10.70
Assets, end of period $	341,040	97,268	27,975	11,451	111
Investment income ratio*	14.80%	7.36%	15.25%	6.48%	10.39%
Total return, lowest to highest**	15.91%	18.51% to 26.78%	(10.62%) to (8.05%)	3.96% to 5.85%	2.73% to 4.08%

(be)	Fund renamed on May 3, 2010. Previously known as Strategic Income Trust.
(n)	Fund available in prior year but no activity.

	Sub-Account
	Strategic Income Opportunities Trust Series 1
	Year Ended Dec. 31/10 (be)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	2,439	7,495	2,579	2,329	547
Units issued	10,986	52	5,996	307	1,858
Units redeemed	(1,818)	(5,108)	(1,080)	(57)	(76)

Units, end of period	11,607	2,439	7,495	2,579	2,329

Unit value, end of period $	20.56	17.74	14.01	15.33	14.48
Assets, end of period $	238,694	43,292	105,013	39,540	33,725
Investment income ratio*	26.88%	4.47%	12.59%	2.16%	3.76%
Total return, lowest to highest**	15.89%	26.64%	(8.61%)	5.88%	3.97%

(be)	Fund renamed on May 3, 2010. Previously known as Strategic Income Trust.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Bond Market Trust B Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07 (ac)	Year Ended Dec. 31/06 (n)
Units, beginning of period	5,247	3,382	889	—	—
Units issued	2,881	2,969	3,945	939	—
Units redeemed	(947)	(1,104)	(1,452)	(50)	—

Units, end of period	7,181	5,247	3,382	889	—

Unit value, end of period $	20.39	19.14	18.01	17.03	15.89
Assets, end of period $	146,368	100,415	60,897	15,131	7
Investment income ratio*	5.21%	5.27%	7.37%	17.08%	0.00%
Total return, lowest to highest**	6.49%	4.86% to 6.29%	3.41% to 5.79%	5.28% to 7.13%	4.07% to 4.95%

(ac)	Fund renamed on October 1, 2007. Previously known as Bond Index Trust B.
(n)	Fund available in prior year but no activity.

	Sub-Account
	Total Return Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	187,153	24,859	19,520	9,727	—
Units issued	210,002	216,140	15,640	15,689	9,738
Units redeemed	(291,058)	(53,846)	(10,301)	(5,896)	(11)

Units, end of period	106,097	187,153	24,859	19,520	9,727

Unit value, end of period $	15.57	14.46	12.71	12.37	11.39
Assets, end of period $	1,651,112	2,705,660	316,074	241,537	110,819
Investment income ratio*	2.18%	5.59%	5.46%	8.82%	0.00%
Total return, lowest to highest**	7.66%	8.24% to 13.71%	(0.76%) to 2.76%	7.18% to 8.61%	3.67% to 4.15%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Return Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	28,377	25,743	24,391	21,929	19,031
Units issued	6,420	8,930	6,163	4,349	5,551
Units redeemed	(3,309)	(6,296)	(4,811)	(1,887)	(2,653)

Units, end of period	31,488	28,377	25,743	24,391	21,929

Unit value, end of period $	25.95	24.11	21.22	20.65	19.04
Assets, end of period $	817,175	684,132	546,372	503,738	417,436
Investment income ratio*	2.45%	4.20%	4.92%	7.62%	3.09%
Total return, lowest to highest**	7.64%	13.60%	2.77%	8.49%	3.60%

	Sub-Account
	Total Stock Market Index Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	4,647	1,449	699	49	—
Units issued	2,347	4,630	1,147	690	2,623
Units redeemed	(751)	(1,432)	(397)	(40)	(2,574)

Units, end of period	6,243	4,647	1,449	699	49

Unit value, end of period $	46.23	39.42	30.58	48.65	46.25
Assets, end of period $	288,609	183,219	44,312	34,014	2,305
Investment income ratio*	1.60%	2.45%	2.14%	3.99%	0.00%
Total return, lowest to highest**	17.26%	25.14% to 33.63%	(37.15%) to (25.73%)	1.41% to 5.19%	12.21% to 15.33%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Total Stock Market Index Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	8,838	8,030	7,733	7,518	13,380
Units issued	903	1,389	951	794	1,665
Units redeemed	(462)	(581)	(654)	(579)	(7,527)

Units, end of period	9,279	8,838	8,030	7,733	7,518

Unit value, end of period $	13.90	11.86	9.21	14.66	13.94
Assets, end of period $	129,005	104,843	73,919	113,343	104,768
Investment income ratio*	1.41%	1.69%	1.66%	2.19%	0.90%
Total return, lowest to highest**	17.19%	28.86%	(37.20%)	5.18%	15.29%

	Sub-Account
	U.S. Government Securities Trust Series 0
	Year Ended Dec. 31/10 (aa)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	49,359	37,832	8,751	8,201	—
Units issued	609	16,831	31,120	752	16,342
Units redeemed	(49,968)	(5,304)	(2,039)	(202)	(8,141)

Units, end of period	—	49,359	37,832	8,751	8,201

Unit value, end of period $	13.83	13.51	12.45	12.64	12.24
Assets, end of period $	—	666,884	471,174	110,571	100,361
Investment income ratio*	1.03%	3.65%	6.42%	8.37%	0.00%
Total return, lowest to highest**	2.39%	5.84% to 8.49%	(1.44%) to 2.87%	2.42% to 3.25%	4.39% to 4.74%

(aa)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.
(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. Government Securities Trust Series 1
	Year Ended Dec. 31/10 (aa)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	25,659	40,891	40,891	38,338	35,208
Units issued	337	2,614	9,070	6,749	11,430
Units redeemed	(25,996)	(17,846)	(9,070)	(4,196)	(8,300)

Units, end of period	—	25,659	40,891	40,891	38,338

Unit value, end of period $	16.07	15.70	14.48	14.69	14.24
Assets, end of period $	—	402,759	592,168	600,629	545,946
Investment income ratio*	1.03%	2.72%	3.81%	8.30%	5.05%
Total return, lowest to highest**	2.36%	8.39%	(1.41%)	3.15%	4.39%

(aa)	Terminated as an investment option and funds transferred to Short Term Government Income Trust on May 3, 2010.

	Sub-Account
	U.S. High Yield Bond Trust Series 0
	Year Ended Dec. 31/10 (bd)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	10,659	10,122	9,165	8,952	—
Units issued	5,692	4,071	1,206	254	17,899
Units redeemed	(16,351)	(3,534)	(249)	(41)	(8,947)

Units, end of period	—	10,659	10,122	9,165	8,952

Unit value, end of period $	15.02	13.65	9.31	11.76	11.42
Assets, end of period $	—	145,459	94,216	107,782	102,207
Investment income ratio*	39.97%	9.13%	6.31%	10.56%	0.00%
Total return, lowest to highest**	10.08%	23.40% to 46.65%	(21.56%) to (19.03%)	3.00% to 3.60%	6.52% to 9.60%

(bd)	Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010.
(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	U.S. High Yield Bond Trust Series 1
	Year Ended Dec. 31/10 (bd)	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	1,400	1,320	1,217	1,100	—
Units issued	343	145	162	162	1,115
Units redeemed	(1,743)	(65)	(59)	(45)	(15)

Units, end of period	—	1,400	1,320	1,217	1,100

Unit value, end of period $	18.71	17.01	11.60	14.66	14.25
Assets, end of period $	—	23,821	15,321	17,853	15,680
Investment income ratio*	45.52%	10.49%	6.31%	10.71%	0.00%
Total return, lowest to highest**	9.98%	46.62%	(20.86%)	2.86%	9.57%

(bd)	Terminated as an investment option and funds transferred to High Yield Trust on November 8, 2010.
(n)	Fund available in prior year but no activity.

	Sub-Account
	Utilities Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	22,486	19,584	13,796	2,946	—
Units issued	7,647	7,501	10,322	14,406	4,217
Units redeemed	(5,071)	(4,599)	(4,534)	(3,556)	(1,271)

Units, end of period	25,062	22,486	19,584	13,796	2,946

Unit value, end of period $	18.10	15.88	11.89	19.33	15.17
Assets, end of period $	453,682	357,057	232,795	266,665	44,689
Investment income ratio*	2.60%	4.96%	3.45%	2.20%	1.33%
Total return, lowest to highest**	14.00%	28.79% to 33.58%	(38.50%) to (21.20%)	12.22% to 27.43%	25.74% to 31.06%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Utilities Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	3,624	4,524	5,066	4,979	2,818
Units issued	70	374	121	618	2,381
Units redeemed	(119)	(1,274)	(663)	(531)	(220)

Units, end of period	3,575	3,624	4,524	5,066	4,979

Unit value, end of period $	22.68	19.91	14.88	24.26	19.04
Assets, end of period $	81,064	72,139	67,328	122,895	94,806
Investment income ratio*	2.45%	4.69%	2.78%	1.96%	2.39%
Total return, lowest to highest**	13.92%	33.77%	(38.65%)	27.40%	31.00%

	Sub-Account
	Value Trust Series 0
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06 (n)
Units, beginning of period	5,549	4,556	761	226	—
Units issued	3,195	3,288	4,950	1,515	2,006
Units redeemed	(1,361)	(2,295)	(1,155)	(980)	(1,780)

Units, end of period	7,383	5,549	4,556	761	226

Unit value, end of period $	15.37	12.57	8.90	15.05	13.90
Assets, end of period $	113,505	69,753	40,559	11,452	3,141
Investment income ratio*	1.19%	1.40%	1.89%	2.05%	0.00%
Total return, lowest to highest**	22.30%	33.21% to 45.49%	(40.84%) to (28.53%)	(0.18%) to 8.26%	13.77% to 21.03%

(n)	Fund available in prior year but no activity.

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

9.	Financial Highlights

	Sub-Account
	Value Trust Series 1
	Year Ended Dec. 31/10	Year Ended Dec. 31/09	Year Ended Dec. 31/08	Year Ended Dec. 31/07	Year Ended Dec. 31/06
Units, beginning of period	13,661	20,879	17,174	16,045	15,540
Units issued	310	1,720	5,121	2,765	3,113
Units redeemed	(1,555)	(8,938)	(1,416)	(1,636)	(2,608)

Units, end of period	12,416	13,661	20,879	17,174	16,045

Unit value, end of period $	22.52	18.43	13.05	22.07	20.40
Assets, end of period $	279,615	251,718	272,504	379,076	327,277
Investment income ratio*	1.02%	1.25%	1.26%	1.45%	0.37%
Total return, lowest to highest**	22.22%	41.18%	(40.87%)	8.22%	21.05%

John Hancock Life Insurance Company of New York Separate Account B

Notes to Financial Statements (continued)

(*)	These ratios, which are not annualized, represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying Trust portfolio, net of management fees assessed by the Trust portfolio adviser, divided by the average net assets of the sub-account. The recognition of investment income by the sub-account is affected by the timing of the declarations of dividends by the underlying Trust portfolio in which the sub-accounts invest. It is the practice of the Trust, for income tax reasons, to declare dividends in April for investment income received in the previous calendar year for all sub-accounts of the Trust except for the Money Market Trust which declares and reinvests dividends on a daily basis. Any dividend distribution received from a sub-account of the Trust is reinvested immediately, at the net asset value, in shares of that sub-account and retained as assets of the corresponding sub-account so that the unit value of the sub-account is not affected by the declaration and reinvestment of dividends.

(**)	These ratios, which are not annualized, represent the total return for the period indicated, including changes in the value of the underlying Trust portfolio. There are no expenses of the Account that result in a direct reduction in unit values. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented.

PART C

OTHER INFORMATION

Item 26. Exhibits

The following exhibits are filed as part of this Registration Statement:

(a) Resolution of Board of Directors establishing Separate Account B is incorporated by reference to post-effective amendment number 1, file number 333-157213, filed with the Commission in April 2010.

(b) Not applicable.

(c)(1) Underwriting and Distribution Agreement between John Hancock Life Insurance Company of New York and John Hancock Distributors LLC dated December 1, 2009, incorporated by reference to pre-effective amendment number 1 file number 333-157213, filed with the Commission in April 2010.

(2)(a) Specimen General Agent and Broker-Dealer Selling Agreement by and among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York and John Hancock Distributors LLC effective August 2009, incorporated by reference to pre-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.

(b) List of third party broker-dealer firms included as Attachment A, incorporated by reference to pre-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.

(d)(1) Specimen Flexible Premium Variable Life Insurance policy, incorporated by reference to pre-effective amendment number 1, file number 333-152408, filed with the Commission on November 10, 2008, form of Policy Endorsement dated 2009, incorporated by reference to post-effective amendment number 2, file number 333-152407 filed with the Commission in April 2010 and forms of Policy Endorsement dated 2010, incorporated by reference to post-effective amendment number 3, file number 333-152408, filed with the Commission on May 28, 2010.

(2) Specimen Change of Life Insured Rider, incorporated by reference to pre-effective amendment number 2, file number 333-152408, filed with the Commission on November 12, 2008.

(3) Specimen Overloan Protection Rider, incorporated by reference to pre-effective amendment number 1, file number 333-152408, filed with the Commission on November 10, 2008.

(4) Specimen Return of Premium Death Benefit Rider, incorporated by reference to pre-effective amendment number 1, file number 333-152408, filed with the Commission on November 10, 2008.

(e)(1) Specimen policy application, incorporated by reference to pre-effective amendment number 1, file number 333-152408, filed with the Commission on November 10, 2008.

(2) Specimen policy application supplement, incorporated by reference to pre-effective amendment number 1, file number 333-152408, filed with the Commission on November 10, 2008.

(f) (1) Declaration of Intention and Charter of First North American Life Assurance Company dated January 30, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.

(a) Certificate of Amendment of the Declaration of Intention and Charter of First North American Life Assurance Company dated March 6, 1992, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.

(b) Certificate of Amendment of the Declaration of Intention and Charter of the The Manufacturers Life Insurance Company of New York dated October 1, 1997, incorporated by reference to post-effective amendment number 7, file number 33-46217, filed with the Commission on February 25, 1998.

(c) Certificate of Amendment of the Declaration of Intention and Charter of The Manufacturers Life Insurance Company of New York dated January 1, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-127543, filed with the Commission on November 16, 2005.

(d) Certificate of Amendment of the Declaration of Intention and Charter of John Hancock Life Insurance Company of New York dated July 26, 2006, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.

(e) Certificate of Amendment of the Declaration of Intention and Charter approved on August 20, 1997, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.

(f) Certificate of Amendment of the Declaration of Intention and Charter approved on August 28, 2002, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.

(g) Certificate of Amendment of the Declaration of Intention and Charter approved on November 20, 2009, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.

(2) By-laws of the John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York), incorporated by reference to Exhibit (6)(B) to post-effective amendment No. 7 file number 33-46217 filed with the Commission on February 25, 1998 on behalf of The Manufacturers Life Insurance Company of New York Separate Account A.

(a) Amendment to the By-Laws and Charter of John Hancock Life Insurance Company of New York dated November 17, 2005, incorporated by reference to post-effective amendment number 1 file number 333-131134 filed with the Commission in April, 2007.

(b) Amended and Restated By-Laws of John Hancock Life Insurance Company of New York dated December 14, 2010, incorporated by reference to post-effective amendment number 2, file number 333-157213, filed with the Commission in April 2011.

(g)(1) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Optimum Re Insurance Company, incorporated by reference to pre-effective amendment number 2, file number 333-152408, filed with the Commission on November 21, 2008.

(2) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Transamerica Financial Life Insurance Company, incorporated by reference to pre-effective amendment number 2, file number 333-152408, filed with the Commission on November 21, 2008.

(3) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Munich American Reassurance Company, incorporated by reference to pre-effective amendment number 2, file number 333-152408, filed with the Commission on November 21, 2008.

(4) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Generali USA Life Reassurance Company, incorporated by reference to pre-effective amendment number 2, file number 333-152408, filed with the Commission on November 21, 2008.

(5) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Hannover Life Reassurance Company of America, incorporated by reference to pre-effective amendment number 2, file number 333-152408, filed with the Commission on November 21, 2008.

(6) Reinsurance Agreement between John Hancock Life Insurance Company (U.S.A.) and Swiss Re Life & Health America Inc., incorporated by reference to pre-effective amendment number 2, file number 333-152408, filed with the Commission on November 21, 2008.

(h) (1) Participation Agreement among The Manufacturers Life Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(2) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and John Hancock Trust dated April 20, 2005, incorporated by reference to pre-effective amendment number 1, file number 333-126668, filed with the Commission on October 12, 2005.

(3) Participation Agreement among John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and M Financial Investment Advisers, Inc. dated November 13, 2009, incorporated by reference to file number 333-164150, filed with the Commission on January 4, 2010.

(4) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(5) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007, incorporated by reference to post-effective amendment number 9, file number 333-85284, filed with the Commission in April, 2007.

(i) (1) Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) (formerly, The Manufacturers Life Insurance Company (U.S.A.)) and John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) dated January 1, 2001, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.

(a) Amendment No. 1 to Administrative Services Agreement between John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York effective May 1, 2005, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.

(2) Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated October 1, 1997, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.

(a) Amendment No. 1 to Investment Services Agreement between John Hancock Life Insurance Company of New York (formerly, The Manufacturers Life Insurance Company of New York) and The Manufacturers Life Insurance Company dated August 31, 2000, incorporated by reference to post-effective amendment number 1, file number 333-131134, filed with the Commission in April, 2007.

(j) Not Applicable.

(k) Opinion and consent of counsel for John Hancock Life Insurance Company of New York, incorporated by reference to pre-effective amendment number 2, file number 333-152408, filed with the Commission on November 21, 2008.

(l) Not Applicable.

(m) Not Applicable.

(n) Consents of Independent Registered Public Accounting Firm are filed herewith.

(n)(1) Opinion of Counsel as to the eligibility of this post-effective amendment pursuant to Rule 485(b) is filed herewith.

(o) Not Applicable.

(p) Not Applicable.

(q) Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies, incorporated by reference to pre-effective amendment number 1, file number, 333-33504 filed with the Commission on May 3, 2001.

(i) Powers of Attorney for Thomas Borshoff, Ruth Ann Fleming and James D. Gallagher are incorporated by reference to Registrant’s pre-effective amendment filed with the Commission on November 21, 2008.

(ii) Powers of Attorney for James R. Boyle, Scott S. Hartz and John G. Vrysen are incorporated by reference to Registrant’s post-effective amendment filed with the Commission in April 2010.

(iii) Power of Attorney for Steven Finch is incorporated by reference to post-effective amendment number 4, file number 333-153252, filed with the Commission on July 27, 2010.

(iv) Power of Attorney for Paul M. Connolly is incorporated by reference to post-effective amendment number 2, file number
333-157212, filed with the Commission in April 2011.

Item 27. Directors and Officers of the Depositor

OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

Name and Principal Business Address	Position with Depositor
Directors
Thomas Borshoff
536 Stone Road
Pittsford, NY 14534	Director

James R. Boyle
601 Congress Street
Boston, MA 02210	Director and Chairman

Paul M. Connolly
75 Indian Spring Road
Milton, MA 02186	Director

Steven Finch
197 Clarendon Street
Boston, MA 02116	Director and Executive Vice President

Ruth Ann Fleming
205 Highland Avenue
Short Hills, NJ 07078	Director

Name and Principal Business Address	Position with Depositor
James D. Gallagher
601 Congress Street
Boston, MA 02210	Director and President

Scott S. Hartz
197 Clarendon Street
Boston, MA 02116	Director and Executive Vice President

Rex E. Schlaybaugh, Jr.
400 Renaissance Center
Detroit, Michigan 48243	Director

John G. Vrysen
601 Congress Street
Boston, MA 02210	Director and Senior Vice President

Executive Vice Presidents
Marc Costantini*
Steven Finch**
Scott S. Hartz**	and Chief Investment Officer – US Investments
Peter Levitt****	and Treasurer
Katherine MacMillan****
Stephen R. McArthur***
Hugh McHaffie*

Senior Vice Presidents
Kevin J. Cloherty*
Bob Diefenbacher**
Peter Gordon**
Allan Hackney*	and Chief Information Officer
Gregory Mack†
Ronald J. McHugh*
Lynne Patterson*	and Chief Financial Officer
Craig R. Raymond*	Chief Actuary & Chief Risk Officer
Diana L. Scott*
Alan R. Seghezzi**
Bruce R. Speca*
Tony Teta**
Brooks Tingle**
John G. Vrysen**

Vice Presidents
Emanuel Alves*	Counsel and Corporate Secretary
John C.S. Anderson**
Roy V. Anderson*
Arnold Bergman*
Stephen J. Blewitt**
Robert Boyda*
John E. Brabazon**
George H. Braun**
Thomas Bruns††
Tyler Carr*
Robert T. Cassato*
Brian Collins*
Art Creel*
George Cushnie****
John J. Danello*
Willma Davis**
Anthony J. Della Piana**
Brent Dennis**
Robert Donahue*****
Edward Eng****

Name and Principal Business Address	Position with Depositor
Carol Nicholson Fulp*
Paul Gallagher**
Wayne A. Gates*****
Ann Gencarella**
Richard Harris***	and Appointed Actuary
John Hatch*
E. Kendall Hines**
Eugene Xavier Hodge, Jr. **
James C. Hoodlet**
Roy Kapoor****
Mitchell Karman**	and Chief Compliance Officer & Counsel
and Chief Compliance Officer – Retail Funds/Separate
Frank Knox*	Accounts
David Kroach***
Jonathan Kutrubes*
Cynthia Lacasse**
Denise Lang***
Robert Leach*
David Longfritz*
Robert F. Lussky, Jr.*
Nathaniel I. Margolis**
John Maynard*
Steven McCormick****
Janis K. McDonough**
Scott A. McFetridge**
William McPadden**
Maureen Milet**	and Chief Compliance Officer – Investments
Peter J. Mongeau**
Steven Moore****
Curtis Morrison**
Tom Mullen*
Scott Navin**
Betty Ng***
Nina Nicolosi*
Jacques Ouimet**
Gary M. Pelletier**
Steven Pinover*
Krishna Ramdial****	Vice President, Treasury
S. Mark Ray**
Jill Rebman***
Mark Rizza*
Andrew Ross****
Thomas Samoluk*
Jonnie Smith†††
Yiji S. Starr*
Tony Todisco*****
Gaurav Upadhya***
Simonetta Vendittelli*****
Peter de Vries††††
Karen Walsh*
Linda A. Watters*
Joseph P. Welch**
Jeffery Whitehead*	and Controller
Henry Wong**
Randy Zipse**

*	Principal Business Office is 601 Congress Street, Boston, MA 02210
**	Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

*****	Principal Business Office is 380 Stuart Street, Boston, MA 02116
†	Principal Business is 6400 Sheridan Drive, Williamsville, NY 14221
††	Principal Business is 2001 Butterfield Road, Downers Grove, Illinois 60515
†††	Principal Business is 164 Corporate Drive, Portsmouth, NH 03801
††††	Principal Business is 200 Berkeley Street, Boston, MA 02116

Item 28. Persons Controlled by or Under Common Control with the Depositor or the Registrant

Registrant is a separate account of John Hancock NY, operated as a unit investment trust. Registrant supports benefits payable under John Hancock NY’s variable life insurance policies by investing assets allocated to various investment options in shares of John Hancock Variable Insurance Trust (formerly, John Hancock Trust) and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the “series” type.

A list of persons directly or indirectly controlled by or under common contract with John Hancock NY appears below:

Subsidiary Name

John Hancock Investment Management Services, LLC (Delaware)

Item 29. Indemnification

The Form of Selling Agreement or Service Agreement between John Hancock Distributors LLC and various broker-dealers may provide that the selling broker-dealer indemnify and hold harmless John Hancock Distributors LLC and the Company, including their affiliates, officers, directors, employees and agents against losses, claims, liabilities or expenses (including reasonable attorney’s fees), arising out of or based upon a breach of the Selling or Service Agreement, or any applicable law or regulation or any applicable rule of any self-regulatory organization or similar provision consistent with industry practice.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30. Principal Underwriter

(a) Set forth below is information concerning other investment companies for which John Hancock Distributors LLC, the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

Name of Investment Company	Capacity in Which Acting
John Hancock Variable Life Separate Account S	Principal Underwriter
John Hancock Variable Life Separate Account U	Principal Underwriter
John Hancock Variable Life Separate Account V	Principal Underwriter
John Hancock Variable Life Separate Account UV	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account R	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account T	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account W	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account X	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account Q	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N	Principal Underwriter

Name of Investment Company	Capacity in Which Acting
John Hancock Life Insurance Company (U.S.A.) Separate Account H	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account J	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account K	Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B	Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A	Principal Underwriter

(b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distibutors LLC and the following comprise the Board of Managers and Officers of John Hancock Distributors LLC.

Name	Title
Edward Eng***	Board Manager
Steven Finch**	Board Manager
Lynne Patterson*	Board Manager
Christopher Walker***	Board Manager
Karen Walsh*	Board Manager
Emanuel Alves*	Secretary
Brian Collins*	Vice President, U.S. Taxation
Edward Eng***	Vice President, Group Annuity
Steven Finch**	Chairman
Heather Justason***	Chief Operating Officer
Peter Levitt****	Senior Vice President, Treasurer
Jeffrey Long*	Financial Operations Principal
Declan O’Beirne**	Chief Financial Officer
Kathleen Pettit**	Chief Compliance Officer
Krishna Ramdial****	Vice President, Treasury
Pamela Schmidt**	General Counsel
Karen Walsh*	President and Chief Executive Officer

*	Principal Business Office is 601 Congress Street, Boston, MA 02210
**	Principal Business Office is 197 Clarendon Street, Boston, MA 02116
***	Principal Business Office is 200 Bloor Street, Toronto, Canada M4W1E5
****	Principal Business Office is 250 Bloor Street, Toronto, Canada M4W1E5

(c) John Hancock Distributors LLC

The information contained in the section titled “Principal Underwriter and Distributor” in the Statement of Additional Information, contained in this Registration Statement, is hereby incorporated by reference in response to Item 31.(c)(2-5).

Item 31. Location of Accounts and Records

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Act for the Registrant through written agreements between the parties to the effect that such services will be provided to the Registrant for such periods prescribed by the Rules and Regulations of the Commission under the Act and such records will be surrendered promptly on request: John Hancock Distributors LLC, John Hancock Place, Boston, Massachusetts 02117, serves as Registrant’s distributor and principal underwriter, and, in such capacities, keeps records regarding shareholders account records, canceled stock certificates. John Hancock (at the same address), in its capacity as Registrant’s depositor, and John Hancock Life Insurance Company of New York (at the same address), in its capacities as Registrant’s investment adviser, transfer agent, keep all other records required by Section 31 (a) of the Act.

Item 32. Management Services

All management services contracts are discussed in Part A or Part B.

Item 33. Fee Representation

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940.

John Hancock Life Insurance Company of New York hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this post-effective amendment to the Registration Statement to be signed on its behalf in the City of Boston and Commonwealth of Massachusetts, as of the 26th day of April, 2011.

JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK

SEPARATE ACCOUNT B

(Registrant)

JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
By: /s/ James D. Gallagher
James D. Gallagher
Principal Executive Officer
JOHN HANCOCK LIFE INSURANCE COMPANY of NEW YORK
(Depositor)
By: /s/ James D. Gallagher
James D. Gallagher
Principal Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed by the following persons in the capacities indicated as of the 26th day of April, 2011.

Signatures	Title

/s/ Jeffery J. Whitehead	Vice President and Controller
Jeffery J. Whitehead

/s/ Lynne Patterson	Senior Vice President and Chief Financial Officer
Lynne Patterson

*	Director
Thomas Borshoff

*	Director
James R. Boyle

*	Director
Paul M. Connolly

*	Director
Steven Finch

*	Director
Ruth Ann Fleming

*	Director
James D. Gallagher

*	Director
Scott S. Hartz

*	Director
John G. Vrysen

/s/ James C. Hoodlet
James C. Hoodlet
*Pursuant to Power of Attorney

SUPPLEMENT DATED MAY 2, 2011

TO

PROSPECTUSES DATED MAY 2, 2011 OR LATER

This Supplement is to be distributed with certain prospectuses dated May 2, 2011 or later for variable life insurance policies of John Hancock Life Insurance Company (U.S.A.) or John Hancock Life Insurance Company of New York.

The prospectuses involved bear the title “Protection Variable Universal Life,” “Accumulation Variable Universal Life,” “Corporate VUL,” “Medallion Variable Universal Life Plus,” “Medallion Variable Universal Life Edge,” “Medallion Variable Universal Life Edge II,” “Medallion Executive Variable Life,” “Medallion Executive Variable Life II,”

“Medallion Executive Variable Life III,” “Performance Executive Variable Life,” “Variable Estate Protection,” “Variable Estate Protection Plus,” “Variable Estate Protection Edge,” “Performance Survivorship Variable Universal Life” and “Survivorship Variable Universal Life.” We refer to these prospectuses as the “Product Prospectuses.”

This supplement will be used only with policies sold through the product prospectuses and through registered representatives affiliated with the M Financial Group.

This Supplement is accompanied with a current prospectus for the M Fund, Inc. that contains detailed information about the funds. Be sure to read that prospectus before selecting any of the four additional variable investment options/investment accounts.

AMENDMENT TO PRODUCT PROSPECTUSES

The table on the cover page of each product prospectus is amended to include the following four additional variable investment options/investment accounts:

M International Equity

M Large Cap Growth

M Capital Appreciation

M Business Opportunity Value

VL M SUPP (5/2011)